UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(Insert Baron Select Funds Semi-Annual report here)

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

Baron New Asia Fund

Baron Technology Fund

June 30, 2022

Baron Funds®

Baron Select Funds

Semi-Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund (the “Funds”) for the six months ended June 30, 2022. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer August 25, 2022	Linda S. Martinson Chairman, President and Chief Operating Officer August 25, 2022	Peggy Wong Treasurer and Chief Financial Officer August 25, 2022

This Semi-Annual Financial Report is for the Baron Select Funds, which currently has 12 series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron WealthBuilder Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	(34.68)%	(17.71)%	35.10%	25.43%	21.79%	14.95%
Baron Partners Fund — Institutional Shares[1,2,3,4]	(34.60)%	(17.51)%	35.46%	25.75%	22.11%	15.08%
Baron Partners Fund — R6 Shares[1,2,3,4]	(34.60)%	(17.50)%	35.45%	25.75%	22.11%	15.08%
Russell Midcap Growth Index[1]	(31.00)%	(29.57)%	4.25%	8.88%	11.50%	9.38%
S&P 500 Index[1]	(19.96)%	(10.62)%	10.60%	11.31%	12.96%	9.76%

*	Not Annualized.

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2022 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Total Investments
Tesla, Inc.	42.2%
Space Exploration Technologies Corp.	8.4%
CoStar Group, Inc.	6.9%
Arch Capital Group Ltd.	4.6%
IDEXX Laboratories, Inc.	4.3%
FactSet Research Systems, Inc.	4.3%
The Charles Schwab Corp.	4.0%
Hyatt Hotels Corp.	3.8%
Vail Resorts, Inc.	3.5%
Gartner, Inc.	2.6%

84.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Partners Fund1 declined 34.68%, underperforming the Russell Midcap Growth Index, which retreated 31.00%.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of June 30, 2022, 49.3% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

After robust performance over the prior two years, stocks declined meaningfully to start 2022. All asset classes were adversely impacted by higher interest rates, elevated core inflation, persistently high fuel prices, and a stronger dollar. Efforts at forecasting were complicated by still-stretched supply chains, lingering COVID impacts in China and other geographies, and the war in Ukraine.

Industrials was the only contributing sector. Consumer Discretionary, Information Technology, and Health Care were the top detractors.

Space Exploration Technologies Corp. (SpaceX) was the top contributor. SpaceX is a high-profile private company founded by Elon Musk that designs, manufactures, and launches rockets, satellites, and spacecrafts. Its long-term goal is to enable human beings to inhabit Mars. We believe SpaceX is creating substantial value through the expansion of its Starlink broadband service. It also reliably provides reusable launch capabilities, including crewed space flights, and is making progress on its largest rocket, Starship. We value SpaceX using prices of recent financing transactions and a proprietary valuation model.

Electric vehicle company Tesla, Inc. was the top detractor due to the three-week shutdown of its factory in China, supply-chain disruption, and slowed manufacturing volume in its recently launched production facilities. We believe these issues will be resolved, and Tesla will execute its long-term goals across electrification and software initiatives.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Focused Growth Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	(26.44)%	(14.63)%	30.67%	22.63%	16.97%	13.07%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	(26.34)%	(14.40)%	30.99%	22.95%	17.26%	13.21%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	(26.34)%	(14.41)%	31.01%	22.96%	17.26%	13.21%
Russell 2500 Growth Index[1]	(29.45)%	(31.81)%	3.68%	7.53%	10.88%	7.61%
S&P 500 Index[1]	(19.96)%	(10.62)%	10.60%	11.31%	12.96%	8.88%

*	Not Annualized.

[1]

The Russell 2500™ Growth Index measures the performance of small- to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2022 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
Tesla, Inc.	20.5%
Space Exploration Technologies Corp.	11.7%
Arch Capital Group Ltd.	6.1%
Hyatt Hotels Corp.	5.5%
CoStar Group, Inc.	5.2%
FactSet Research Systems, Inc.	4.7%
MSCI, Inc.	4.6%
Vail Resorts, Inc.	4.4%
Spotify Technology S.A.	3.8%
Guidewire Software, Inc.	3.7%

70.2%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Focused Growth Fund1 declined 26.44%, outperforming the Russell 2500 Growth Index, which retreated 29.45%.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and durable barriers to competition. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of June 30, 2022, 20.5% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

After robust performance over the prior two years, stocks declined meaningfully to start 2022. All asset classes were adversely impacted by higher interest rates, elevated core inflation, persistently high fuel prices, and a stronger dollar. Efforts at forecasting were complicated by still-stretched supply chains, lingering COVID impacts in China and other geographies, and the war in Ukraine.

Industrials was the only contributing sector. Consumer Discretionary, Communication Services, and Information Technology were the top detractors.

Space Exploration Technologies Corp. (SpaceX) was the top contributor. SpaceX is a high-profile private company founded by Elon Musk that designs, manufactures, and launches rockets, satellites, and spacecrafts. Its long-term goal is to enable human beings to inhabit Mars. We believe SpaceX is creating substantial value through the expansion of its Starlink broadband service. It also reliably provides reusable launch capabilities, including crewed space flights, and is making progress on its largest rocket, Starship. We value SpaceX using prices of recent financing transactions and a proprietary valuation model.

Electric vehicle company Tesla, Inc. was the top detractor due to the three-week shutdown of its factory in China, supply-chain disruption, and slowed manufacturing volume in its recently launched production facilities. We believe these issues will be resolved, and Tesla will execute its long-term goals across electrification and software initiatives.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron International Growth Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	(28.57)%	(29.39)%	3.30%	4.74%	6.98%	8.99%
Baron International Growth Fund — Institutional Shares[1,2,3]	(28.45)%	(29.20)%	3.55%	4.99%	7.26%	9.26%
Baron International Growth Fund — R6 Shares[1,2,3]	(28.44)%	(29.19)%	3.54%	4.99%	7.26%	9.25%
MSCI ACWI ex USA Index[1]	(18.42)%	(19.42)%	1.35%	2.50%	4.83%	6.14%
MSCI ACWI ex USA IMI Growth Index[1]	(25.27)%	(26.02)%	1.78%	3.37%	5.78%	7.12%

*	Not Annualized.

†

The Fund’s 3- and 5-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 2, 2009.

[1]

The MSCI ACWI ex USA Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2022 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
AstraZeneca PLC	2.7%
argenx SE	2.3%
Arch Capital Group Ltd.	2.2%
Nestle S.A.	2.0%
Linde plc	2.0%
Constellation Software, Inc.	1.7%
Korea Shipbuilding & Offshore Engineering Co., Ltd.	1.7%
Reliance Industries Limited	1.6%
Koninklijke DSM N.V.	1.6%
BNP Paribas S.A.	1.6%

19.4%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron International Growth Fund1 declined 28.57%, underperforming the MSCI ACWI ex USA Index, which declined 18.42%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among developed and developing countries throughout the world, although total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2022 was an exceptionally challenging time for global equities, and international markets were no exception. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. While there were few bright spots in the period, we do believe that peak inflation panic has likely passed. Should this prove to be the case, we would expect growth equity relative performance also to have bottomed, with material headroom for recovery in the coming months.

No country meaningfully contributed. The top detractors were the U.K., Japan, and China.

No sector contributed. The top detractors were Communication Services, Industrials, and Information Technology.

The top contributor was argenx, Inc., a biotechnology company focused on autoimmune disorders. Shares increased with the strong launch of Vyvgart, a treatment for generalized myasthenia gravis, a chronic autoimmune disease that causes muscle weakness. Early sales tripled consensus expectations, and global approvals are coming in earlier than guided. We expect the next two years to have many catalysts, and, assuming a well-received commercial launch, 2022 should be another year of solid performance.

The top detractor was global marketing services business S4 Capital plc. Shares of S4 declined due to a delay in financial reporting that caused investor concern. The company ultimately was able to file its audit on a delayed basis. We retain conviction as we believe S4 is well positioned to support long-term growth in digital advertising.

International equities, defined as the MSCI ACWI ex USA Index, notably outperformed the S&P 500 Index later in the period, notwithstanding Europe’s more direct exposed to the fallout from the Russia/Ukraine war. International outperformance in a weak or global bear market is unusual and, in our view, likely signals a major long-term inflection point in relative performance. We are encouraged by recent developments and, as always, are confident we have invested in well-positioned and well-managed companies with substantial long-term investment return potential.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	(29.25)%	(24.42)%	13.63%	9.90%	12.01%	13.11%
Baron Real Estate Fund — Institutional Shares[1,2]	(29.18)%	(24.24)%	13.94%	10.20%	12.29%	13.40%
Baron Real Estate Fund — R6 Shares[1,2,3]	(29.18)%	(24.24)%	13.94%	10.20%	12.30%	13.40%
MSCI USA IMI Extended Real Estate Index[1]	(26.26)%	(16.12)%	4.45%	5.71%	9.36%	10.34%
MSCI US REIT Index[1]	(20.71)%	(7.32)%	2.90%	4.08%	6.04%	8.60%

*	Not Annualized.

^	Commencement of investment operations was January 4, 2010.

[1]

The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2022 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
Brookfield Asset Management Inc.	5.4%
Las Vegas Sands Corporation	4.2%
CBRE Group, Inc.	4.2%
Jones Lang LaSalle Incorporated	4.0%
American Tower Corp.	4.0%
CoStar Group, Inc.	3.7%
Blackstone Inc.	3.4%
SiteOne Landscape Supply, Inc.	2.9%
Invitation Homes, Inc.	2.9%
Public Storage Incorporated	2.7%

37.4%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Real Estate Fund1 declined 29.25%, underperforming the MSCI USA IMI Extended Real Estate Index, which declined 26.26%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (“REITs”) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2022 was challenging to navigate. A more hawkish Federal Reserve, higher interest rates, and the possibility of moderating growth and valuation multiple compression converged to pressure real estate stocks. The Russia/Ukraine war and the spillover effects of even higher inflation (food, wheat, crude oil, natural gas), further COVID-19-related lockdowns in China, ongoing supply-chain bottlenecks, and multi-decade high inflation — a portion of which may remain elevated for an extended period — added to the uncertainty. These factors led to an unusually difficult investment environment, resulting in simultaneous and sharp declines in stocks, bonds, and most investable assets.

No real estate category contributed. Building products/services, REITs, and casinos & gaming operators were the top detractors.

Gaming and Leisure Properties, Inc., a REIT that owns the real estate of many casino operators, was the top contributor on the strength of its well-covered dividend yield and prospects for growth even in a recessionary economy. Its tenants remain solvent and flush with cash, which suggests that rent payments should remain steady regardless of the economic environment. A strong balance sheet allows for additional acquisitions, which should be accretive to the dividend and enhance shareholder returns.

Six Flags Entertainment Corporation was the top detractor, driven by investor concerns about consumer leisure spend as the company shifts to a premiumization strategy. We exited our position due to our uncertainty regarding management’s strategic pivot given the high inflation backdrop and potentially weakening consumer demand.

Looking ahead, we are incrementally positive, in part because of the sharp correction in share prices. Most business fundamentals remain strong. Commercial and residential real estate is not overbuilt. Expectations for construction activity are modest. Corporate balance sheets are liquid. Certain segments of real estate can raise prices to provide partial inflation protection. Dividend yields continue to grow and are supported by strong cash flows. While the recent spike in interest rates and widening credit spreads are a headwind, we believe real estate, for the most part, is in a good place relative to prior economic slowdowns and recessions.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND† (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	(23.07)%	(31.05)%	(0.60)%	0.90%	4.69%	2.97%
Baron Emerging Markets Fund — Institutional Shares[1,2]	(22.98)%	(30.88)%	(0.34)%	1.15%	4.96%	3.22%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	(22.97)%	(30.90)%	(0.34)%	1.16%	4.96%	3.23%
MSCI EM Index[1]	(17.63)%	(25.28)%	0.57%	2.18%	3.06%	1.20%
MSCI EM IMI Growth Index[1]	(21.43)%	(30.30)%	2.45%	3.00%	4.44%	2.27%

*	Not Annualized.

†

The Fund’s 3- and 5-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 3, 2011.

[1]

The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032 unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2022 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
Taiwan Semiconductor Manufacturing Company Ltd.	4.4%
Tencent Holdings Limited	3.6%
Alibaba Group Holding Limited	3.3%
Samsung Electronics Co., Ltd.	3.2%
Reliance Industries Limited	2.7%
Korea Shipbuilding & Offshore Engineering Co., Ltd.	2.1%
Baidu, Inc.	2.1%
Suzano S.A.	1.8%
Bajaj Finance Limited	1.7%
Yum China Holdings Inc.	1.6%

26.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Emerging Markets Fund1 declined 23.07%, underperforming the MSCI EM Index, which retreated 17.63%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size with their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2022 was an exceptionally challenging time for global equities, and emerging markets were no exception. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. While there were few bright spots in the period, we do believe that peak inflation panic has likely passed. Should this prove to be the case, we would expect growth equity relative performance also to have bottomed, with material headroom for recovery in the coming months.

No country contributed meaningfully. China, India, and Russia were the biggest detractors.

No sector contributed. Information Technology, Financials, and Industrials detracted the most.

Hyundai Heavy Industries Co., Ltd. was the top contributor. Shares of the world’s largest shipbuilder and global leader of eco-friendly LNG powered ships rose on increased demand for LNG carriers given the rise in natural gas prices. We remain investors as we believe Hyundai Heavy Industries will be the leading beneficiary of the trend in decarbonization of shipping given its technological leadership and dominant market position.

Semiconductor giant Taiwan Semiconductor Manufacturing Company Ltd. (Taiwan Semi) was the top detractor. Shares fell due to rising geopolitical tensions, macroeconomic uncertainties, and concerns over softening demand for consumer electronics. We retain conviction that Taiwan Semi’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, automotive, and IoT, will allow it to deliver above its 15% to 20% revenue growth target over the next several years.

Year-to-date, emerging market equities materially outperformed the S&P 500 Index and global indexes. This encompasses a time where Russian equities were written down to near zero and China-related equities battled geopolitical, sanction and COVID concerns. EM outperformance in a weak or global bear market is unusual and, in our view, likely signals a major long-term inflection point in relative performance. We are encouraged by the recent performance of EM equities and, as always, are confident we have invested in well-positioned and well-managed companies with substantial long-term investment return potential.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	(47.78)%	(52.12)%	0.44%	9.21%	11.43%	10.29%
Baron Global Advantage Fund — Institutional Shares[1,2]	(47.72)%	(52.01)%	0.69%	9.49%	11.68%	10.53%
Baron Global Advantage Fund — R6 Shares[1,2,3]	(47.71)%	(52.00)%	0.69%	9.49%	11.69%	10.54%
MSCI ACWI Index[1]	(20.18)%	(15.75)%	6.21%	7.00%	8.76%	8.12%
MSCI ACWI Growth Index[1]	(27.92)%	(23.46)%	7.62%	9.16%	10.29%	9.52%

*	Not Annualized.

†

The Fund’s, 3-, 5-, and 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The MSCI ACWI Index and the MSCI ACWI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

June 30, 2022 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
Endava plc	6.2%
Amazon.com, Inc.	5.3%
Alphabet Inc.	5.2%
CrowdStrike, Inc.	4.7%
argenx SE	4.7%
Think & Learn Private Limited	3.7%
Rivian Automotive, Inc.	3.6%
Veeva Systems Inc.	3.4%
MercadoLibre, Inc.	3.4%
Snowflake Inc.	3.3%

43.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Global Advantage Fund1 declined 47.78%, underperforming the MSCI ACWI Index, which declined 20.18%.

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities in of companies throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside the U.S. Under normal conditions, at least 40% of net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2022 was an exceptionally challenging time for global equities. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. Very recently, although the headline numbers remain alarming, inflation does appear to be moderating, and the conversation (i.e., sentiment) has shifted towards the increasingly likely recession and ostensibly broad economic slowdown.

No country contributed. The U.S., Israel, and Canada detracted the most.

No sector meaningfully contributed. Information Technology, Consumer Discretionary, and Communication Services detracted the most.

The top contributor was argenx, Inc., a biotechnology company focused on autoimmune disorders. Shares increased following the strong launch of Vyvgart, a treatment for generalized myasthenia gravis, a chronic autoimmune disease that causes muscle weakness. Early sales tripled consensus expectations, and global approvals are coming in earlier than guided. We expect the next two years to have many catalysts, and, assuming a well-received commercial launch, 2022 should be another year of solid performance.

The top detractor was electric vehicle company Rivian Automotive, Inc. Shares declined as industry-wide supply chain complexities negatively impacted the company’s production rate. In addition, management noted it would trim growth investments to reduce liquidity risk in an uncertain macroeconomic environment. We expect Rivian to overcome current challenges and benefit from the market transition to electric, connected vehicles while innovation and ramp of already installed capacity should offer ample growth opportunities.

Every day we live and invest in an uncertain world. The constant challenges we face are real and serious, with clearly uncertain outcomes. History would suggest that most will prove passing or manageable. The business of capital allocation (or investing) is the business of taking risk, managing the uncertainty, and taking advantage of the long-term opportunities that those risks and uncertainties create. We are confident our process is the right one, and we believe it will enable us to make good investment decisions over time.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Since Inception (December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	(20.86)%	(12.27)%	12.22%	9.62%
Baron Real Estate Income Fund — Institutional Shares[1,2]	(20.75)%	(12.00)%	12.42%	9.83%
Baron Real Estate Income Fund — R6 Shares[1,2]	(20.85)%	(12.01)%	12.35%	9.81%
MSCI US REIT Index[1]	(20.71)%	(7.32)%	2.90%	4.16%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2018.

[1]

The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The index and Baron Real Estate Income Fund include reinvestment of interest, capital gains and dividends, which positively impact the performance results. The index is unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2022 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
American Tower Corp.	6.8%
Equinix, Inc.	6.1%
Public Storage Incorporated	5.9%
Digital Realty Trust, Inc.	5.2%
Ventas, Inc.	4.7%
Equity Residential	4.3%
Duke Realty Corporation	4.3%
Invitation Homes, Inc.	4.2%
Brookfield Infrastructure Partners L.P.	4.2%
Extra Space Storage Inc.	4.1%

49.8%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Real Estate Income Fund1 declined 20.86%, performing in line with the MSCI US REIT Index, which declined 20.71%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2022 was challenging to navigate. A more hawkish Federal Reserve, higher interest rates, and the possibility of moderating growth and valuation multiple compression converged to pressure REITs. The Russia/Ukraine war and the spillover effects of even higher inflation (food, wheat, crude oil, natural gas), further COVID-19-related lockdowns in China, supply-chain bottlenecks and multi-decade high inflation added to the uncertainty. These factors resulted in simultaneous and sharp declines in stocks, bonds, and most investable assets.

Among REIT categories, student housing REITs contributed slightly. Non-REIT real estate companies, industrial REITs, and multi-family REITs were the top detractors.

Student housing REIT American Campus Communities, Inc. was the top contributor. The stock price remained steady ahead of the company’s pending privatization scheduled to close during the third quarter. We remain shareholders in the interim. Student housing real estate cash flow has proven relatively resilient during the pandemic, and college enrollments are expected to grow while the development of new student housing is expected to slow.

Industrial warehouse REIT Prologis, Inc. was the top detractor. Shares fell following Amazon’s announcement that it would curtail warehouse leasing and potentially shrink its existing warehouse footprint, leading to investor concerns that industrial warehouse demand more generally would soon slow. We believe these concerns are unfounded and the prospects for Prologis remain favorable over the next several years.

Looking ahead, we are incrementally positive, in part because of the sharp correction in share prices. Most business fundamentals remain strong. Commercial and residential real estate is not overbuilt. Expectations for construction activity are modest. Corporate balance sheets are liquid. Certain segments of real estate can raise prices to provide partial inflation protection. Dividend yields continue to grow and are supported by strong cash flows. While the recent spike in interest rates and widening credit spreads are a headwind, we believe real estate, for the most, is in a good place relative to prior economic slowdowns and recessions.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Since Inception (April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	(19.03)%	(16.48)%	15.11%	14.72%
Baron Health Care Fund — Institutional Shares[1,2]	(18.94)%	(16.30)%	15.40%	15.00%
Baron Health Care Fund — R6 Shares[1,2]	(18.94)%	(16.26)%	15.40%	15.00%
Russell 3000 Health Care Index[1]	(11.64)%	(5.14)%	11.48%	11.96%
S&P 500 Index[1]	(19.96)%	(10.62)%	10.60%	10.91%

*	Not Annualized.

[1]

The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2022 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
UnitedHealth Group Incorporated	9.4%
Eli Lilly and Company	5.3%
Thermo Fisher Scientific Inc.	5.2%
Bio-Techne Corporation	4.9%
AstraZeneca PLC	4.2%
argenx SE	3.6%
AbbVie Inc.	3.5%
McKesson Corporation	3.3%
Novo Nordisk A/S	3.0%
Dechra Pharmaceuticals PLC	2.9%

45.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Health Care Fund1 declined 19.03%, underperforming the Russell 3000 Health Care Index, which fell 11.64%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities of companies engaged in the research, development, production, sale, delivery, or distribution of products and services related to the health care industry. The

Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, durable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2022 was a difficult period for equities, and Health Care was no exception. Within the sector, however, different sub-industries were impacted differently by overall macroeconomic conditions. For instance, while still-subdued medical procedural volumes were a headwind for medical device companies, they were a tailwind for managed care companies. The valuation of many biotechnology stocks — a high-growth, high-risk group — were cut in half or more. Life sciences tools companies were pressured by concerns around peaking COVID-related revenues and a weak funding environment for biotechnology.

From a sub-industry perspective, health care distributors and managed health care contributed. Life sciences tools & services, health care equipment, and other health care-related companies detracted the most.

Eli Lilly and Company was the top contributor. Shares of this global pharmaceutical company rose on positive study results for its drug Tirzepatide (branded Mounjaro), which delivered up to 22.5% weight loss in adults with obesity. We think Tirzepatide is in the early innings of adoption in a large market with low penetration. We think Eli Lilly has a healthy base business with limited near-term patent expirations, a strong pipeline, and potential for significant margin expansion.

Bio-Techne Corporation was the top detractor. Shares of this seller of life science reagents, instruments, and services for the research, diagnostics, and bioprocessing markets worldwide fell along with other high-valuation and life sciences tools stocks due to concerns around inflation, interest rates, peaking COVID-related revenues, and a possible decline in biotechnology funding. We believe Bio-Techne is a stable business with multiple drivers that will enable it to grow revenue in the double digits over the next five years.

The Health Care sector has many favorable long-term attributes. Valuations are attractive, balance sheets are generally in good shape, and we believe we are at the start of a transformational period with major advances in science, medicine, and technology. We focus on identifying high-quality, competitively advantaged companies with great management teams that we believe will benefit from the secular trends we have identified.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron FinTech Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FINTECH FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE FACTSET GLOBAL FINTECH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Since Inception (December 31, 2019)^
Baron FinTech Fund — Retail Shares[1,2]	(35.44)%	(35.48)%	3.55%
Baron FinTech Fund — Institutional Shares[1,2]	(35.39)%	(35.36)%	3.81%
Baron FinTech Fund — R6 Shares[1,2]	(35.34)%	(35.30)%	3.81%
S&P 500 Index[1]	(19.96)%	(10.62)%	8.27%
FactSet Global FinTech Index[1]	(32.66)%	(40.15)%	(5.25)%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2020.

[1]

The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The FactSet Global FinTech Index is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware, across 30 developed and emerging markets. The indexes and Baron FinTech Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2022 (Unaudited)	Baron FinTech Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
Visa, Inc.	5.6%
LPL Financial Holdings Inc.	5.3%
Mastercard Incorporated	5.0%
Intuit Inc.	4.7%
S&P Global Inc.	4.6%
Accenture plc	4.1%
Endava plc	3.9%
MSCI, Inc.	3.2%
BlackRock Inc.	3.2%
Equifax Inc.	2.9%

42.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron FinTech Fund1 declined 35.44%, underperforming the S&P 500 Index, which declined 19.96%.

Baron FinTech Fund is a non-diversified fund that invests in companies of any market capitalization that develop or use innovative technologies related in a significant way to financial services. The Fund invests principally in U.S. securities but may invest up to 25% in non-U.S. securities. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of the year was exceptionally challenging for the markets, and FinTech was no exception. Investors grappled with persistently high inflation, rising interest rates, worsening geopolitical tensions, and COVID-related lockdowns in China. Most of the major U.S. market indexes entered bear market territory. Growth underperformed value by a wide margin, which tends to weigh on relative performance for higher growth FinTech stocks.

No sector contributed. Information Technology, Financials, and Industrials detracted the most.

LPL Financial Holdings Inc., the largest independent broker-dealer in the U.S., was the top contributor driven by positive revisions to earnings estimates. 2021 results showed continued growth in the business as LPL increased its assets 13%, up from 7% in 2020. LPL is also benefiting from rising interest rates as it earns a spread on cash held in client accounts. Increased market expectations of interest rate hikes suggest that LPL could earn an even larger yield, which is highly incremental to EBITDA and EPS.

The top detractor was Shopify Inc., a cloud-based software provider offering an operating system for multi-channel commerce. Shares fell due to post-pandemic e-commerce normalization, investor concerns around competition following Amazon’s announcement of Buy with Prime, and the broader sell-off in growth stocks. We believe Shopify has a strong competitive positioning, an innovative culture, and a long runway for growth as it currently addresses less than 1% of global commerce spend.

Despite the recent pullback, we feel positive about the growth prospects for our holdings. We believe FinTech investors are becoming more discerning about the durability of business models, expected profitability, the duration of growth, and the cost of capital. We believe greater investor discipline is healthy and should be a boon for the Fund and the types of businesses we favor. Longer term, we expect FinTech companies to benefit from secular growth trends such as the shift to electronic payments, the rise of e-commerce, the need for data and analytics to inform decision-making, the electronification of the capital markets, and the need for more modern technology and digital transformation in all areas of commerce.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron New Asia Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON NEW ASIA FUND (RETAIL SHARES)

IN RELATION TO THE MSCI AC ASIA EX JAPAN INDEX AND MSCI AC ASIA EX JAPAN IMI GROWTH INDEX

TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	Since Inception (July 30, 2021)*
Baron New Asia Fund — Retail Shares[1,2]	(22.12)%	(20.80)%
Baron New Asia Fund — Institutional Shares[1,2]	(21.93)%	(20.60)%
Baron New Asia Fund — R6 Shares[1,2]	(21.83)%	(20.50)%
MSCI AC Asia ex Japan Index[1]	(16.28)%	(18.95)%
MSCI AC Asia ex Japan IMI Growth Index[1]	(20.79)%	(23.69)%

*	Not Annualized.

[1]

The MSCI AC Asia ex Japan Index measures the performance of large and mid cap equity securities representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia. The MSCI AC Asia ex Japan IMI Growth Index measures the performance of large, mid, and small cap securities exhibiting overall growth style characteristics across 2 of 3 developed markets countries (excluding Japan) and 8 emerging market countries in Asia. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron New Asia Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2022 (Unaudited)	Baron New Asia Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
Taiwan Semiconductor Manufacturing Company Ltd.	4.6%
Tencent Holdings Limited	3.7%
Alibaba Group Holding Limited	3.3%
Samsung Electronics Co., Ltd.	3.1%
Reliance Industries Limited	3.1%
Kweichow Moutai Co., Ltd.	2.5%
Yum China Holdings Inc.	2.5%
ICICI Bank Limited	2.4%
Bharti Airtel Limited	2.4%
Hong Kong Exchanges and Clearing Limited	2.1%

29.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron New Asia Fund1 declined 22.12%, underperforming the MSCI AC Asia ex Japan Index, which fell 16.28%.

Baron New Asia Fund is a diversified fund that invests primarily in companies of all sizes with significant growth potential located in Asia. The Fund emphasizes securities in developing Asian markets, including frontier markets. Under normal circumstances, the Fund invests 80% of its net assets in companies located in Asia. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2022 was an exceptionally challenging time for global equities, and Asian markets were no exception. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. While there were few bright spots, we do believe peak inflation panic has likely passed. Should this prove to be the case, we would expect growth equity relative performance also to have bottomed, with material headroom for recovery in the coming months.

No country contributed. India, China, and Taiwan were the top detractors.

No sector contributed. Information Technology, Health Care, and Industrials were the top detractors.

Hyundai Heavy Industries Co., Ltd. was the top contributor. Shares of the world’s largest shipbuilder and global leader of eco-friendly LNG powered ships rose on increased demand for LNG carriers given the rise in natural gas prices. We believe the company will be the leading beneficiary of the trend in decarbonization of shipping given its technological leadership and dominant market position.

Semiconductor giant Taiwan Semiconductor Manufacturing Company Ltd. (Taiwan Semi) was the top detractor. Shares fell due to rising geopolitical tensions, macroeconomic uncertainties, and concerns over softening demand for consumer electronics. We believe Taiwan Semi’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, automotive, and IoT, will allow it to deliver above its 15% to 20% revenue growth target over the next several years.

We believe Asian equities are poised for a sustained period of outperformance. After a 30-year period of globalization that led to subdued capital investment, the changing nature of U.S./China relations and Russia’s aggression necessitate a global capital investment cycle, in our view. Such a cycle has nearly always correlated with Asian outperformance as these markets are more sensitive to the beneficiaries of such an environment. We believe commodity prices will likely remain elevated, which should incentivize investment in secure energy, commodity, and agricultural supply and help fund de-globalization. We view this scenario as a transfer of wealth toward the owners of real assets and producers of industrial goods, which are more concentrated in Asia. We are confident we have invested in well-positioned and well-managed companies with substantial long-term investment return potential.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Technology Fund (Unaudited)	June 30, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON TECHNOLOGY FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INFORMATION TECHNOLOGY INDEX AND THE S&P 500 INDEX

TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2022
Six Months and Since Inception (December 31, 2021)*^
Baron Technology Fund — Retail Shares[1,2]	(38.10)%
Baron Technology Fund — Institutional Shares[1,2]	(38.10)%
Baron Technology Fund — R6 Shares[1,2]	(38.10)%
MSCI ACWI Information Technology Index[1]	(29.73)%
S&P 500 Index[1]	(19.96)%

*	Not Annualized.

^	Commencement of investment operations was January 3, 2022.

[1]

The MSCI ACWI Information Technology Index includes large and mid cap securities across 23 developed markets countries and 24 emerging markets countries. All securities in the index are classified in the Information Technology as per the Global Industry Classification Standard. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Technology Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2022 (Unaudited)	Baron Technology Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2022

Percent of Net Assets
Microsoft Corporation	10.3%
Amazon.com, Inc.	9.3%
ServiceNow, Inc.	3.8%
CoStar Group, Inc.	3.7%
Gartner, Inc.	3.3%
Alphabet Inc.	3.2%
Visa, Inc.	3.0%
Endava plc	3.0%
Mastercard Incorporated	2.9%
NVIDIA Corporation	2.8%

45.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2022

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron Technology Fund1 declined 38.10%, underperforming the MSCI ACWI Information Technology Index, which retreated 29.73%.

Baron Technology Fund is a non-diversified fund that invests primarily in companies of any market capitalization that we believe have durable growth potential from the development, advancement, and/or use of technology. The Fund invests principally in U.S. securities but may invest up to 35% in non-U.S. securities. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of the year was exceptionally challenging for the markets, and Information Technology stocks were hit especially hard, with the MSCI ACWI Information Technology Index underperforming the S&P 500 Index by 977 basis points. Investors grappled with persistently high inflation, rising interest rates, worsening geopolitical tensions, and COVID-related lockdowns in China. Most of the major U.S. market indexes entered bear market territory.

No industry contributed. Software, semiconductors & semiconductor equipment, and IT services detracted the most.

Alibaba Group Holding Limited was the top contributor. Alibaba is the largest retailer and e-commerce company in China. It operates shopping platforms Taobao and Tmall and owns 33% of Ant Group, which operates Alipay, China’s largest third-party online payment provider. Shares of Alibaba rose during the period, driven by an increasing focus on improving capital allocation, an improving regulatory environment, and government stimulus targeting Chinese consumers. We retain conviction that Alibaba will benefit from rapid growth in cloud services, logistics, and retail.

Amazon.com, Inc. was the top detractor. Shares of the world’s largest retailer and cloud services provider declined due to disappointing profit results resulting from an overcapacity of resources coming out of COVID. We expect Amazon to grow into its retail capacity in the quarters to come and improve profitability accordingly. While Amazon retains roughly 40% of e-commerce market share in the U.S., the more material revenue driver is Amazon Web Services, which remains a leader in the vast and growing cloud infrastructure market.

We invest for the long term in Information Technology businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (106.41%)
Communication Services (5.40%)
	Alternative Carriers (2.72%)
4,000,000	Iridium Communications, Inc.[1]	$130,869,959	$150,240,000

	Movies & Entertainment (2.68%)
912,357	Manchester United plc, Cl A2	16,472,199	10,145,410
1,473,902	Spotify Technology SA1,2	304,800,247	138,296,225

		321,272,446	148,441,635

Total Communication Services		452,142,405	298,681,635

Consumer Discretionary (60.45%)
	Automobile Manufacturers (49.31%)
4,050,000	Tesla, Inc.[1,5]	183,531,738	2,727,351,000

	Casinos & Gaming (0.67%)
1,100,000	Red Rock Resorts, Inc., Cl A	34,033,621	36,696,000

	Footwear (0.11%)
350,000	On Holding AG, Cl A1,2	9,489,013	6,191,500

	Hotels, Resorts & Cruise Lines (6.01%)
60,000	Airbnb, Inc., Cl A1	5,837,033	5,344,800
3,325,000	Hyatt Hotels Corp., Cl A1	115,871,182	245,750,750
700,000	Marriott Vacations Worldwide Corp.	81,762,309	81,340,000

		203,470,524	332,435,550

	Leisure Facilities (4.14%)
1,050,000	Vail Resorts, Inc.	64,124,520	228,952,500

	Restaurants (0.21%)
845,000	Krispy Kreme, Inc.	14,332,961	11,492,000

Total Consumer Discretionary		508,982,377	3,343,118,550

Financials (17.90%)
	Asset Management & Custody Banks (1.45%)
1,000,000	Brookfield Asset Management, Inc., Cl A2	35,923,845	44,470,000
560,000	Cohen & Steers, Inc.	43,971,399	35,610,400

		79,895,244	80,080,400

	Financial Exchanges & Data (6.38%)
720,000	FactSet Research Systems, Inc.	55,503,768	276,890,400
185,000	MSCI, Inc.	56,540,114	76,247,750

		112,043,882	353,138,150

	Investment Banking & Brokerage (4.68%)
4,100,000	The Charles Schwab Corp.	100,494,277	259,038,000

	Property & Casualty Insurance (5.39%)
6,550,000	Arch Capital Group Ltd.[1,2]	30,153,582	297,959,500

Total Financials		322,586,985	990,216,050

Health Care (5.34%)
	Health Care Equipment (5.07%)
800,000	IDEXX Laboratories, Inc.[1]	35,048,047	280,584,000

	Life Sciences Tools & Services (0.27%)
80,000	Illumina, Inc.[1]	18,975,807	14,748,800

Total Health Care		54,023,854	295,332,800

Shares		Cost	Value
Common Stocks (continued)
Industrials (8.62%)
	Aerospace & Defense (0.52%)
125,625	HEICO Corp.	$9,632,520	$16,471,950
116,875	HEICO Corp., Cl A	7,586,429	12,316,287

		17,218,949	28,788,237

	Industrial Machinery (0.07%)
2,750,000	Velo3D, Inc.[1]	9,800,825	3,795,000

	Research & Consulting Services (8.03%)
7,350,000	CoStar Group, Inc.[1]	98,974,400	444,013,500

Total Industrials		125,994,174	476,596,737

Information Technology (6.75%)
	Application Software (1.15%)
900,000	Guidewire Software, Inc.[1]	73,150,321	63,891,000

	Data Processing & Outsourced Services (1.55%)
59,246	Adyen N.V., 144A (Netherlands)[1,2,7]	53,544,383	85,499,797

	Internet Services & Infrastructure (0.99%)
1,750,000	Shopify, Inc., Cl A1,2	161,196,632	54,670,000

	IT Consulting & Other Services (3.06%)
700,000	Gartner, Inc.[1]	83,980,674	169,281,000

Total Information Technology		371,872,010	373,341,797

Real Estate (1.95%)
	Office REITs (0.44%)
1,085,000	Douglas Emmett, Inc.	29,698,261	24,282,300

	Specialized REITs (1.51%)
1,819,296	Gaming and Leisure Properties, Inc.	57,529,251	83,432,915

Total Real Estate		87,227,512	107,715,215

Total Common Stocks		1,922,829,317	5,885,002,784

Private Common Stocks (3.49%)
Consumer Discretionary (0.43%)
	Internet & Direct Marketing Retail (0.43%)
197,613	StubHub Holdings, Inc., Cl A1,3,4,8	50,000,041	23,707,632

Industrials (3.06%)
	Aerospace & Defense (3.06%)
2,216,310	Space Exploration Technologies Corp., Cl A1,3,4,8	29,920,185	149,006,688
302,210	Space Exploration Technologies Corp., Cl C1,3,4,8	4,079,835	20,318,146

Total Industrials		34,000,020	169,324,834

Total Private Common Stocks		84,000,061	193,032,466

24	See Notes to Financial Statements.

June 30, 2022	Baron Partners Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Shares		Cost	Value
Private Convertible Preferred Stocks (0.14%)
Industrials (0.14%)
	Electrical Components & Equipment (0.14%)
21,213,656	Northvolt AB, Series E2 (Sweden)[1,2,3,4,8]	$7,843,621	$7,939,847

Private Preferred Stocks (6.73%)
Industrials (6.73%)
	Aerospace & Defense (6.73%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,8	41,999,985	209,165,762
131,657	Space Exploration Technologies Corp., Cl I1,3,4,8	22,250,032	88,515,471
111,111	Space Exploration Technologies Corp., Cl N1,3,4,8	29,999,970	74,702,010

Total Private Preferred Stocks		94,249,987	372,383,243

Total Investments (116.77%)		$2,108,922,986	6,458,358,340

Liabilities Less Cash and Other Assets (-16.77%)[6]			(927,686,421)

Net Assets			$5,530,671,919

Retail Shares (Equivalent to $129.98 per share based on 19,040,242 shares outstanding)			$2,474,874,241

Institutional Shares (Equivalent to $134.69 per share based on 19,660,732 shares outstanding)			$2,648,196,404

R6 Shares (Equivalent to $134.69 per share based on 3,026,286 shares outstanding)			$407,601,274

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2022, the market value of restricted and fair valued securities amounted to $573,355,556 or 10.37% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Includes net unrealized depreciation of $502,786 on an unfunded commitment to purchase a when-issued private investment in a public entity.
[7]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[8]	Level 3 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the market value of Rule 144A securities amounted to $85,499,797 or 1.55% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Focused Growth Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (78.26%)
Communication Services (7.39%)
	Alternative Carriers (3.56%)
637,064	Iridium Communications, Inc.[1]	$12,123,685	$23,928,124

	Movies & Entertainment (3.83%)
275,000	Spotify Technology SA1,2	50,894,626	25,803,250

Total Communication Services		63,018,311	49,731,374

Consumer Discretionary (41.50%)
	Automobile Manufacturers (20.50%)
205,000	Tesla, Inc.[1,5]	8,168,271	138,051,100

	Casinos & Gaming (7.16%)
150,000	Boyd Gaming Corporation	9,824,271	7,462,500
275,000	MGM Resorts International	12,316,040	7,961,250
470,000	Penn National Gaming, Inc.[1]	8,830,397	14,297,400
553,860	Red Rock Resorts, Inc., Cl A	14,851,804	18,476,769

		45,822,512	48,197,919

	Hotels, Resorts & Cruise Lines (8.06%)
155,000	Choice Hotels International, Inc.	5,375,923	17,302,650
500,000	Hyatt Hotels Corp., Cl A1	24,424,809	36,955,000

		29,800,732	54,257,650

	Leisure Facilities (4.37%)
135,000	Vail Resorts, Inc.	14,955,931	29,436,750

	Restaurants (1.41%)
698,888	Krispy Kreme, Inc.	9,790,899	9,504,877

Total Consumer Discretionary		108,538,345	279,448,296

Financials (15.38%)
	Financial Exchanges & Data (9.30%)
82,500	FactSet Research Systems, Inc.	9,125,394	31,727,025
75,000	MSCI, Inc.	36,079,367	30,911,250

		45,204,761	62,638,275

	Property & Casualty Insurance (6.08%)
900,000	Arch Capital Group Ltd.[1,2]	25,104,585	40,941,000

Total Financials		70,309,346	103,579,275

Health Care (1.83%)
	Health Care Supplies (1.83%)
1,350,000	Figs, Inc., Cl A1	11,234,017	12,298,500

Industrials (6.75%)
	Research & Consulting Services (6.75%)
580,000	CoStar Group, Inc.[1]	10,184,660	35,037,800
60,000	Verisk Analytics, Inc.	10,438,106	10,385,400

Total Industrials		20,622,766	45,423,200

Information Technology (4.23%)
	Application Software (3.69%)
350,000	Guidewire Software, Inc.[1]	34,820,618	24,846,500

	Electronic Equipment & Instruments (0.54%)
635,600	Mirion Technologies, Inc.[1]	6,356,000	3,661,056

Total Information Technology		41,176,618	28,507,556

Real Estate (1.18%)
	Residential REITs (1.18%)
225,000	American Homes 4 Rent, Cl A	4,700,804	7,974,000

Total Common Stocks		319,600,207	526,962,201

Shares		Cost	Value
Private Common Stocks (7.71%)
Industrials (7.71%)
	Aerospace & Defense (7.71%)
629,570	Space Exploration Technologies Corp., Cl A1,3,4,7	$26,390,845	$42,327,175
143,170	Space Exploration Technologies Corp., Cl C1,3,4,7	6,808,820	9,625,588

Total Private Common Stocks		33,199,665	51,952,763

Private Preferred Stocks (4.03%)
Industrials (4.03%)
	Aerospace & Defense (4.03%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,7	4,000,050	19,920,805
1,479	Space Exploration Technologies Corp., Cl I1,3,4,7	249,951	994,360
9,259	Space Exploration Technologies Corp., Cl N1,3,4,7	2,499,930	6,224,999

Total Private Preferred Stocks		6,749,931	27,140,164

Principal Amount
Short Term Investments (10.50%)
$70,683,247	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $70,683,719; (Fully collateralized by $75,389,300 U.S. Treasury Note, 2.25% due 11/15/2027 Market value - $72,096,936)[6]	70,683,247	70,683,247

Total Investments (100.50%)		$430,233,050	676,738,375

Liabilities Less Cash and Other Assets (-0.50%)			(3,356,395)

Net Assets			$673,381,980

Retail Shares (Equivalent to $32.75 per share based on 5,127,514 shares outstanding)			$167,913,820

Institutional Shares (Equivalent to $33.95 per share based on 7,343,726 shares outstanding)			$249,286,790

R6 Shares (Equivalent to $33.97 per share based on 7,541,086 shares outstanding)			$256,181,370

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2022, the market value of restricted and fair valued securities amounted to $79,092,927 or 11.75% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

26	See Notes to Financial Statements.

June 30, 2022	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (95.41%)
Australia (0.86%)
304,862	Newcrest Mining Limited[3]	$6,243,197	$4,343,132

Brazil (3.46%)
327,118	Afya Ltd., Cl A1	5,716,713	3,254,824
1,032,568	B3 S.A. - Brasil, Bolsa, Balcao	2,545,923	2,162,425
1,736,400	Hapvida Participacoes e Investimentos SA, 144A	3,293,879	1,814,885
211,398	StoneCo Ltd., Cl A1	2,189,141	1,627,765
737,768	Suzano SA	7,221,286	7,004,880
89,045	XP, Inc., Cl A1	2,708,835	1,599,248

Total Brazil		23,675,777	17,464,027

Canada (3.21%)
98,668	Agnico Eagle Mines Ltd.	4,813,754	4,515,048
123,974	CAE, Inc.[1]	1,428,375	3,055,046
5,816	Constellation Software, Inc.	1,319,055	8,633,949

Total Canada		7,561,184	16,204,043

China (13.63%)
53,684	Alibaba Group Holding Limited, ADR[1]	6,203,523	6,102,797
42,330	Baidu, Inc., ADR[1]	6,099,768	6,295,741
3,808,855	China Conch Environment Protection Holdings Ltd.[1]	3,273,062	2,650,297
597,802	China Conch Venture Holdings Ltd.[3]	2,229,898	1,303,908
81,836	China Tourism Group Duty Free Corporation Ltd., Cl A3	1,336,562	2,853,024
1,245,775	Estun Automation Co. Ltd., Cl A3	5,019,302	4,574,238
554,294	Full Truck Alliance Co. Ltd., ADR[1]	4,188,490	5,021,904
57,439	GDS Holdings Limited, ADR[1]	2,952,949	1,917,888
524,210	Han’s Laser Technology Industry Group Co., Ltd., Cl A3	2,982,523	2,602,413
682,396	Hua Hong Semiconductor Limited, 144A1,3	1,692,898	2,477,002
28,394	JD.com, Inc., ADR[1]	2,002,983	1,823,463
7,320	JD.com, Inc., Cl A1,3	266,534	235,872
1,405,269	Kingdee International Software Group Co. Ltd.[1,3]	1,180,264	3,310,828
1,111,728	Kingsoft Corp. Ltd.[3]	4,429,707	4,343,945
446,308	Midea Group Co., Ltd., Cl A3	3,749,417	4,039,559
48,764	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	1,267,527	2,286,559
75,889	Tencent Holdings Limited[3]	2,595,715	3,435,125
33,213	Tencent Holdings Limited, ADR	2,081,142	1,507,538
71,951	Will Semiconductor Co. Ltd. Shanghai, Cl A1,3	2,342,147	1,867,300
348,184	Wuxi Biologics Cayman, Inc., 144A1,3	2,606,123	3,226,071
79,115	Yum China Holdings, Inc.	3,854,353	3,837,077
89,268	Zai Lab Limited, ADR[1]	2,498,240	3,095,814

Total China		64,853,127	68,808,363

Denmark (1.00%)
154,879	Genmab A/S, ADR[1]	6,150,648	5,032,019

France (8.11%)
168,492	BNP Paribas S.A.[3]	6,452,423	8,059,302
92,330	Eurofins Scientific SE3	2,429,163	7,292,050
8,907	LVMH Moët Hennessy Louis Vuitton SE3	2,802,671	5,458,901
42,700	Pernod Ricard SA3	8,253,649	7,894,151
418,139	Vivendi SA3	3,847,828	4,267,062
242,654	Waga Energy SA1	6,991,693	7,984,683

Total France		30,777,427	40,956,149

Shares		Cost	Value
Common Stocks (continued)
Germany (2.74%)
119,007	Befesa SA, 144A3	$5,251,012	$5,800,774
235,944	Mister Spex SE1	6,633,159	1,384,642
60,859	Symrise AG3	5,295,422	6,637,601

Total Germany		17,179,593	13,823,017

Hong Kong (1.29%)
82,050	Hong Kong Exchanges & Clearing Ltd.[3]	3,441,560	4,057,884
233,058	Techtronic Industries Co. Ltd.[3]	1,968,623	2,433,625

Total Hong Kong		5,410,183	6,491,509

India (6.04%)
70,645	Bajaj Finance Limited[3]	2,927,306	4,860,878
670,497	Bharti Airtel Ltd. PP1,3	3,462,101	2,577,871
2,601,627	Edelweiss Financial Services Ltd.[3]	2,183,118	1,704,243
192,887	Godrej Properties Ltd.[1,3]	2,367,567	2,900,152
154,305	HDFC Bank Ltd.[3]	2,321,396	2,643,108
2,195,498	JM Financial Limited[3]	2,636,593	1,705,884
343,286	Max Financial Services Limited[1,3]	2,274,921	3,409,899
688,913	Nippon Life India Asset Management Ltd., 144A3	2,429,190	2,373,180
251,616	Reliance Industries Limited[1,3]	5,490,484	8,308,198

Total India		26,092,676	30,483,413

Israel (1.49%)
361,350	Innovid Corp.[1]	3,586,055	599,841
151,660	ION Acquisition Corp. 3 Ltd., Cl A1	1,516,227	1,478,685
112,763	SimilarWeb Ltd.[1]	2,294,393	930,295
398,398	Taboola.com Ltd.[1]	3,771,018	1,007,947
53,784	Wix.com Ltd.[1]	4,281,260	3,525,541

Total Israel		15,448,953	7,542,309

Italy (2.19%)
304,151	Stevanato Group SpA	6,373,893	4,808,627
243,205	Tenaris SA3	3,125,147	3,123,756
121,255	Tenaris SA, ADR	3,269,089	3,115,041

Total Italy		12,768,129	11,047,424

Japan (7.46%)
22,724	Keyence Corporation[3]	8,191,936	7,792,927
163,900	MonotaRO Co, Ltd.[3]	917,367	2,444,354
105,520	Okamoto Industries, Inc.[3]	4,831,807	2,962,293
153,600	Recruit Holdings Co, Ltd.[3]	3,788,290	4,523,587
565,360	Renesas Electronics Corp.[1,3]	6,943,128	5,116,143
285,300	SMS Co. Ltd.[3]	8,001,167	5,659,454
10,831	Tokyo Electron Limited[3]	2,498,988	3,535,165
1,922,790	Z Holdings Corporation[3]	11,109,619	5,591,615

Total Japan		46,282,302	37,625,538

Korea, Republic of (3.72%)
266,220	Coupang, Inc., Cl A1	3,245,291	3,394,305
61,657	Hyundai Heavy Industries Co. Ltd.[1,3]	5,701,992	6,805,010
118,056	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,3]	11,088,774	8,569,451

Total Korea, Republic of		20,036,057	18,768,766

See Notes to Financial Statements.	27

Baron International Growth Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (continued)
Mexico (0.81%)
982,287	Grupo Mexico S.A.B. de C.V., Series B	$2,636,647	$4,093,860

Netherlands (5.54%)
154,126	AMG Advanced Metallurgical Group NV3	4,024,197	3,960,981
30,224	argenx SE, ADR[1]	857,888	11,451,269
56,691	Koninklijke DSM NV3	8,276,192	8,121,016
221,130	Universal Music Group NV3	4,625,676	4,430,564

Total Netherlands		17,783,953	27,963,830

Norway (0.73%)
2,144,373	Aker Carbon Capture ASA[1,3]	4,327,385	3,697,833

Peru (0.67%)
28,082	Credicorp, Ltd.	4,039,348	3,367,313

Poland (1.63%)
55,785	Dino Polska SA, 144A1,3	4,025,150	3,978,963
732,637	InPost SA1,3	10,196,922	4,244,942

Total Poland		14,222,072	8,223,905

Russia (0.00%)
487,800	Sberbank of Russia PJSC[1,2,4]	1,644,868	514

South Africa (0.21%)
7,147	Naspers Limited, Cl N3	1,029,346	1,044,080

Spain (3.64%)
123,611	Cellnex Telecom S.A., 144A3	6,968,974	4,810,713
1,196,994	eDreams ODIGEO SA1,3	9,915,740	6,518,453
310,534	Industria de Diseno Textil, S.A.[3]	9,881,964	7,057,031

Total Spain		26,766,678	18,386,197

Sweden (1.45%)
345,344	Epiroc AB, Cl A3	5,416,152	5,354,580
20,978	Spotify Technology SA1	2,916,562	1,968,366

Total Sweden		8,332,714	7,322,946

Shares		Cost	Value
Common Stocks (continued)
Switzerland (5.21%)
360,168	Clariant AG3	$7,368,151	$6,867,781
35,072	Compagnie Financiere Richemont SA3	4,105,527	3,772,453
12,705,654	Meyer Burger Technology AG1,3	5,831,753	5,395,920
87,956	Nestle S.A.[3]	9,712,165	10,279,653

Total Switzerland		27,017,596	26,315,807

Taiwan (1.27%)
78,465	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	8,792,819	6,414,514

United Kingdom (15.25%)
202,571	AstraZeneca PLC, ADR	8,867,929	13,383,866
1,048,884	B&M European Value Retail S.A.[3]	4,881,189	4,694,045
533,221	Ceres Power Holdings PLC[1,3]	5,154,085	3,569,125
99,898	Dechra Pharmaceuticals PLC[3]	3,390,396	4,212,229
36,791	Endava plc, ADR[1]	735,820	3,247,541
170,217	Experian plc[3]	3,928,940	4,997,706
338,320	Future PLC[3]	5,548,821	7,159,382
1,028,655	Glencore PLC[3]	4,426,462	5,571,644
460,207	J D Wetherspoon PLC[1,3]	5,513,363	3,500,664
34,980	Linde Public Limited Company[3]	6,288,750	10,063,755
11,281,079	Lloyds Banking Group[3]	3,975,830	5,804,189
1,664,858	S4 Capital PLC[1,3]	4,481,683	4,671,140
440,020	WANdisco plc[1]	3,792,714	1,510,495
483,570	Watches of Switzerland Group PLC, 144A1,3	4,290,360	4,582,523

Total United Kingdom		65,276,342	76,968,304

United States (3.33%)
46,611	Agilent Technologies, Inc.	2,015,891	5,535,989
247,670	Arch Capital Group Ltd.[1]	6,317,413	11,266,508

Total United States		8,333,304	16,802,497

Uruguay (0.47%)
89,722	Dlocal Ltd.[1]	2,236,966	2,355,202

Total Common Stocks		474,919,291	481,546,511

Warrants (0.00%)
Israel (0.00%)
16,052	Innovid Corp. Exp 11/30/2026[1]	27,444	3,533
56,745	Taboola.com Ltd. Exp 6/29/2026[1]	104,540	19,867

Total Warrants		131,984	23,400

28	See Notes to Financial Statements.

June 30, 2022	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Principal Amount		Cost	Value
Short Term Investments (4.22%)
$21,297,427	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $21,297,569; (Fully collateralized by $22,715,400 U.S. Treasury Note, 2.25% due 11/15/2027 Market value - $21,723,384)[3]	$21,297,427	$21,297,427

Total Investments (99.63%)		$496,348,702	502,867,338

Cash and Other Assets Less Liabilities (0.37%)			1,863,696

Net Assets			$504,731,034

Retail Shares (Equivalent to $23.78 per share based on 3,076,222 shares outstanding)			$73,167,911

Institutional Shares (Equivalent to $24.24 per share based on 13,223,197 shares outstanding)			$320,542,032

R6 Shares (Equivalent to $24.23 per share based on 4,582,478 shares outstanding)			$111,021,091

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	At June 30, 2022, the market value of restricted and/or fair valued securities amounted to $514 or 0.00% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the market value of Rule 144A securities amounted to $29,064,111 or 5.76% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2022	Percentage of Net Assets

Industrials	15.3%

Materials	12.7

Consumer Discretionary	12.6

Health Care	12.3

Information Technology	11.8

Financials	10.5

Communication Services	10.4

Energy	4.5

Consumer Staples	4.4

Real Estate	0.6

Special Purpose Acquisition Company	0.3

Cash and Cash Equivalents*	4.6
	100.0	%**

*	Includes short term investments.
**	Individual weights may not sum to total due to rounding.

See Notes to Financial Statements.	29

Baron Real Estate Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (90.39%)
Consumer Discretionary (27.80%)
	Casinos & Gaming (10.51%)
555,650	Boyd Gaming Corporation	$9,466,974	$27,643,588
1,754,076	Las Vegas Sands Corp.[1]	64,475,073	58,919,413
1,131,250	MGM Resorts International	44,363,957	32,749,687
836,340	Red Rock Resorts, Inc., Cl A	7,012,780	27,900,302

		125,318,784	147,212,990

	Distributors (1.60%)
63,800	Pool Corp.	23,692,426	22,408,474

	Home Improvement Retail (5.39%)
414,700	Floor & Decor Holdings, Inc., Cl A1	35,080,046	26,109,512
51,300	The Home Depot, Inc.	11,692,709	14,070,051
201,800	Lowe’s Companies, Inc.	28,420,851	35,248,406

		75,193,606	75,427,969

	Homebuilding (4.40%)
222,297	D.R. Horton, Inc.	13,092,011	14,713,838
357,849	Lennar Corp., Cl A	23,306,729	25,253,404
483,900	Toll Brothers, Inc.	22,412,062	21,581,940

		58,810,802	61,549,182

	Hotels, Resorts & Cruise Lines (3.36%)
323,873	Hilton Grand Vacations, Inc.[1]	7,154,306	11,571,983
283,800	Hyatt Hotels Corp., Cl A1	21,143,100	20,975,658
125,336	Marriott Vacations Worldwide Corp.	6,103,035	14,564,043

		34,400,441	47,111,684

	Leisure Facilities (2.54%)
163,050	Vail Resorts, Inc.	44,699,056	35,553,053

Total Consumer Discretionary		362,115,115	389,263,352

Financials (8.78%)

	Asset Management & Custody Banks (8.78%)
522,100	Blackstone, Inc.	56,115,311	47,631,183
1,694,025	Brookfield Asset Management, Inc., Cl A2	66,270,436	75,333,292

Total Financials		122,385,747	122,964,475

Industrials (10.07%)

	Building Products (3.40%)
501,700	Fortune Brands Home & Security, Inc.	34,450,070	30,041,796
323,950	Trex Co., Inc.[1]	20,216,756	17,629,359

		54,666,826	47,671,155

	Research & Consulting Services (3.75%)
868,800	CoStar Group, Inc.[1]	47,343,670	52,484,208

	Trading Companies & Distributors (2.92%)
344,085	SiteOne Landscape Supply, Inc.[1]	44,967,045	40,901,384

Total Industrials		146,977,541	141,056,747

Shares		Cost	Value
Common Stocks (continued)
Information Technology (0.33%)

	Application Software (0.33%)
1,032,126	SmartRent, Inc.[1,3]	$8,495,528	$4,665,209

Materials (2.26%)

	Construction Materials (2.26%)
223,050	Vulcan Materials Co.	33,191,268	31,695,405

Real Estate (39.11%)
	Health Care REITs (1.59%)
432,650	Ventas, Inc.	25,531,319	22,251,189

	Industrial REITs (4.32%)
319,750	Prologis, Inc.	28,911,130	37,618,587
395,859	Rexford Industrial Realty, Inc.	18,684,399	22,797,520

		47,595,529	60,416,107

	Real Estate Services (8.22%)
799,900	CBRE Group, Inc., Cl A1	49,889,239	58,880,639
321,857	Jones Lang LaSalle, Inc.[1]	48,744,703	56,279,915

		98,633,942	115,160,554

	Residential REITs (9.38%)
154,061	AvalonBay Communities, Inc.	37,516,698	29,926,349
350,750	Equity LifeStyle Properties, Inc.	20,328,579	24,717,353
504,195	Equity Residential	36,653,947	36,412,963
1,133,250	Invitation Homes, Inc.	34,055,766	40,321,035

		128,554,990	131,377,700

	Retail REITs (0.86%)
693,513	Kite Realty Group Trust	15,029,398	11,990,840

	Specialized REITs (14.74%)
86,300	Alexandria Real Estate Equities, Inc.[3]	7,384,376	12,516,089
216,700	American Tower Corp.	39,069,829	55,386,353
203,650	Digital Realty Trust, Inc.	27,363,634	26,439,879
56,640	Equinix, Inc.	24,673,792	37,213,613
493,198	Gaming and Leisure Properties, Inc.	17,674,987	22,618,060
122,604	Public Storage	46,290,030	38,334,593
43,550	SBA Communications Corp.	13,935,087	13,938,178

		176,391,735	206,446,765

Total Real Estate		491,736,913	547,643,155

Special Purpose Acquisition Company (2.04%)
1,250,000	Fifth Wall Acquisition Corp. III, Cl A1,2	12,500,000	12,162,500
1,290,554	RXR Acquisition Corp.[1]	12,905,540	12,647,429
375,000	Tishman Speyer Innovation Corp. II1	3,750,000	3,686,250

Total Special Purpose Acquisition Company		29,155,540	28,496,179

Total Common Stocks		1,194,057,652	1,265,784,522

30	See Notes to Financial Statements.

June 30, 2022	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Principal Amount		Cost	Value
Short Term Investments (6.98%)
$97,707,622	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $97,708,274; (Fully collateralized by $104,213,000 U.S. Treasury Note, 2.25% due 11/15/2027 Market value - $99,661,862)[4]	$97,707,622	$97,707,622

Total Investments (97.37%)		$1,291,765,274	1,363,492,144

Cash and Other Assets Less Liabilities (2.63%)			36,885,380

Net Assets			$1,400,377,524

Retail Shares (Equivalent to $28.47 per share based on 12,074,245 shares outstanding)			$343,719,723

Institutional Shares (Equivalent to $29.29 per share based on 35,229,487 shares outstanding)			$1,031,948,230

R6 Shares (Equivalent to $29.29 per share based on 843,582 shares outstanding)			$24,709,571

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	31

Baron Emerging Markets Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (93.56%)
Brazil (5.89%)
21,322,440	Aeris Indústria E Comércio De Equipamentos Para Geracão De Energia SA	$23,491,764	$11,407,930
2,287,834	Afya Ltd., Cl A1	55,401,434	22,763,948
3,069,727	Azul SA1	15,037,701	7,261,600
566,839	Azul SA, ADR[1]	8,247,575	4,024,557
17,943,847	B3 S.A. - Brasil, Bolsa, Balcao	43,416,377	37,578,378
34,436,298	Hapvida Participacoes e Investimentos SA, 144A	52,381,629	35,992,806
2,541,348	Inter & Co., Inc. BDR	10,192,437	6,774,078
6,356,728	Localiza Rent a Car SA	43,622,163	63,658,985
4,025,340	StoneCo Ltd., Cl A1	59,667,586	30,995,118
11,883,911	Suzano SA	115,651,528	112,834,084
1,495,307	XP, Inc., Cl A1	46,012,670	26,855,714

Total Brazil		473,122,864	360,147,198

China (38.48%)
1,763,044	Alibaba Group Holding Limited, ADR[1]	170,878,202	200,422,842
844,482	Baidu, Inc., ADR[1]	121,622,910	125,599,808
8,907,686	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Cl A3	42,223,885	68,623,445
49,656,877	China Conch Environment Protection Holdings Ltd.[1]	31,425,134	34,552,499
22,782,601	China Conch Venture Holdings Ltd.[3]	80,539,149	49,692,715
17,106,542	China Mengniu Dairy Co. Ltd.[3]	45,437,903	85,757,726
2,080,354	China Tourism Group Duty Free Corporation Ltd., Cl A3	27,566,178	72,526,771
24,766,577	Estun Automation Co. Ltd., Cl A3	97,709,922	90,937,948
9,993,164	Full Truck Alliance Co. Ltd., ADR[1]	87,502,222	90,538,066
9,785,468	Galaxy Entertainment Group Ltd.[1,3]	72,544,300	58,620,536
920,106	GDS Holdings Limited, ADR[1]	35,166,931	30,722,339
3,460,858	GDS Holdings Limited, Cl A1,3	31,279,900	14,553,566
3,111,198	Glodon Co. Ltd., Cl A3	14,084,690	25,331,480
15,011,468	Han’s Laser Technology Industry Group Co., Ltd., Cl A3	87,156,076	74,523,639
3,419,513	Hangzhou Tigermed Consulting Co. Ltd., Cl A3	45,246,602	58,603,116
12,581,772	Hua Hong Semiconductor Limited, 144A1,3	28,934,775	45,670,072
816,233	JD.com, Inc., ADR[1]	56,344,995	52,418,483
254,930	JD.com, Inc., Cl A1,3	9,299,891	8,214,612
4,395,241	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	35,774,888	40,575,163
24,109,644	Kingdee International Software Group Co. Ltd.[1,3]	14,571,352	56,802,571
22,379,088	Kingsoft Corp. Ltd.[3]	88,120,793	87,443,617
154,960	Kweichow Moutai Co. Ltd., Cl A3	43,315,136	47,394,854
4,872,629	Lufax Holding Ltd., ADR	31,314,554	29,235,774
10,364,909	Midea Group Co., Ltd., Cl A3	79,158,724	93,813,387
15,762,455	NARI Technology Co. Ltd., Cl A3	65,371,125	63,781,870
4,129,350	Shanghai Henlius Biotech, Inc., Cl H, 144A1,3	25,510,797	9,328,751
1,074,040	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	28,193,528	50,362,069
4,607,761	Shenzhou International Group Holdings Ltd.[3]	30,212,672	56,240,513
4,327,501	Tencent Holdings Limited[3]	141,694,128	195,884,890
472,284	Tencent Holdings Limited, ADR	25,659,662	21,436,971
13,735,613	Venustech Group, Inc., Cl A1,3	68,116,144	40,969,460

Shares		Cost	Value
Common Stocks (continued)

China (continued)
1,447,773	Will Semiconductor Co. Ltd. Shanghai, Cl A3	$47,451,487	$37,573,155
7,380,533	Wuxi Biologics Cayman, Inc., 144A1,3	64,449,976	68,383,731
1,287,871	Yum China Holdings, Inc.	68,908,564	62,461,744
683,327	Yum China Holdings, Inc. (Hong Kong)[3]	36,949,843	33,524,853
7,078,094	Yunnan Baiyao Group Co. Ltd., Cl A3	73,662,391	63,925,038
1,381,620	Zai Lab Limited, ADR[1]	33,659,287	47,914,582
7,630,773	Zhejiang Dingli Machinery Co. Ltd., Cl A3	69,046,231	57,899,452

Total China		2,156,104,947	2,352,262,108

Hong Kong (4.55%)
5,924,136	AIA Group Ltd.[3]	64,515,560	64,730,452
24,633,200	Budweiser Brewing Co. APAC Ltd., 144A3	77,487,554	73,916,778
1,816,359	Hong Kong Exchanges & Clearing Ltd.[3]	79,185,993	89,830,282
4,759,682	Techtronic Industries Co. Ltd.[3]	26,543,723	49,701,285

Total Hong Kong		247,732,830	278,178,797

India (18.42%)
4,219,176	AARTI Industries Ltd.[3]	48,974,674	37,473,205
627,723	Asian Paints Ltd.[3]	14,086,883	21,490,581
1,544,001	Bajaj Finance Limited[3]	53,510,109	106,238,250
10,024,473	Bharti Airtel Ltd.[1,3]	75,904,919	87,194,343
975,478	Bharti Airtel Ltd. PP1,3	1,742,579	3,750,436
1,055,881	Divi’s Laboratories Ltd.[3]	10,387,099	48,669,343
36,906,768	Edelweiss Financial Services Ltd.[3]	52,563,211	24,176,455
3,648,019	Godrej Consumer Products Ltd.[1,3]	47,010,643	35,109,148
2,443,132	Godrej Properties Ltd.[1,3]	47,310,628	36,733,704
3,399,154	HDFC Bank Ltd.[3]	51,104,386	58,224,489
7,339,650	ICICI Bank Ltd.[3]	74,504,612	65,938,849
1,663,109	ICICI Lombard General Insurance Co. Ltd., 144A3	28,788,331	23,680,477
44,683,230	JM Financial Limited[3]	64,708,041	34,718,503
4,742,844	Jubilant Foodworks Ltd.[3]	39,356,465	30,924,401
7,014,317	Max Financial Services Ltd.[1,3]	56,063,378	69,674,005
3,495,025	Muthoot Finance Ltd.[3]	53,719,414	43,308,202
12,512,861	Nippon Life India Asset Management Ltd., 144A3	46,059,468	43,104,522
4,983,159	Reliance Industries Limited[1,3]	98,785,589	164,540,704
5,075,465	SBI Life Insurance Company Limited, 144A3	54,201,630	69,702,241
4,873,310	Tata Communications Ltd.[3]	35,731,433	56,613,288
3,914,178	Tata Consumer Products Ltd.[3]	13,686,463	35,120,692
1,216,909	Titan Co. Ltd.[3]	18,054,769	29,995,009

Total India		986,254,724	1,126,380,847

Indonesia (2.08%)
294,876,200	Bank Rakyat Indonesia (Persero) Tbk PT3	86,787,369	82,348,762
112,177,478	Merdeka Copper Gold Tbk PT1,3	34,165,406	30,043,972
27,420,900	PT Bank Negara Indonesia (Persero) Tbk PT3	16,437,613	14,484,796

Total Indonesia		137,390,388	126,877,530

32	See Notes to Financial Statements.

June 30, 2022	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (continued)
Italy (1.22%)
2,915,453	Tenaris SA3	$37,204,055	$37,446,442
1,444,778	Tenaris SA, ADR	38,611,439	37,116,347

Total Italy		75,815,494	74,562,789

Japan (0.89%)
158,614	Keyence Corporation[3]	62,703,163	54,394,798

Korea, Republic of (8.22%)
3,739,966	Coupang, Inc., Cl A1	45,203,588	47,684,566
757,011	Hyundai Heavy Industries Co. Ltd.[1,3]	45,297,849	83,550,410
1,098,346	Korea Aerospace Industries Ltd.[3]	36,394,032	45,420,620
1,754,557	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,3]	175,935,921	127,359,805
4,499,643	Samsung Electronics Co., Ltd.[3]	163,878,215	198,467,328

Total Korea, Republic of		466,709,605	502,482,729

Mexico (2.26%)
12,633,048	Grupo Mexico S.A.B. de C.V., Series B	32,218,110	52,650,526
24,850,015	Wal-Mart de Mexico, S.A.B de C.V.	61,269,661	85,512,869

Total Mexico		93,487,771	138,163,395

Peru (0.90%)
459,515	Credicorp, Ltd.	58,839,094	55,100,444

Philippines (1.49%)
76,362,165	Ayala Land, Inc.[3]	56,564,741	35,494,430
27,766,136	BDO Unibank, Inc.[3]	59,655,181	55,862,071

Total Philippines		116,219,922	91,356,501

Poland (0.76%)
8,043,132	InPost SA1,3	128,794,623	46,602,381

Russia (0.02%)
2,384,838	Fix Price Group Ltd., GDR[2,4]	20,761,023	95,394
4,746,202	Fix Price Group Ltd., GDR, 144A2,4	46,272,864	189,848
1,873,612	Ozon Holdings PLC, ADR[1,2,4]	76,824,628	374,722
227,252	Polyus PJSC[2,4]	46,221,802	86,810
130,700	Polyus PJSC, GDR[2,4]	12,971,666	19,605
17,949,100	Sberbank of Russia PJSC[1,2,4]	64,206,206	18,896
809,897	Yandex N.V., Cl A1,2,4	16,974,482	299,662

Total Russia		284,232,671	1,084,937

South Africa (1.12%)
1,622,060	Gold Fields Ltd.[3]	17,775,216	14,960,561
4,125,468	Gold Fields Ltd., ADR	44,891,212	37,624,268
108,193	Naspers Limited, Cl N3	15,582,493	15,805,531

Total South Africa		78,248,921	68,390,360

Shares		Cost	Value
Common Stocks (continued)
Spain (0.10%)
1,791,760	Codere Online Luxembourg, S.A. Forward Shares[1]	$17,917,600	$5,034,846
358,352	Codere Online Luxembourg, S.A. Founders Share[1,2,4]	3,116	877,962
26,518	Codere Online Luxembourg, S.A. Private Shares[1]	265,181	74,515

Total Spain		18,185,897	5,987,323

Taiwan (5.34%)
8,051,818	Delta Electronics, Inc.[3]	30,846,722	60,036,381
3,262,329	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	164,553,757	266,695,396

Total Taiwan		195,400,479	326,731,777

United Arab Emirates (0.19%)
5,046,845	Network International Holdings plc, 144A1	30,443,349	11,598,977

United Kingdom (1.34%)
15,163,225	Glencore PLC[3]	45,134,766	82,130,637

United States (0.29%)
1,049,219	ACM Research, Inc., Cl A1	31,540,528	17,658,356

Total Common Stocks		5,686,362,036	5,720,091,884

Private Common Stocks (0.92%)
India (0.92%)
27,027	Pine Labs PTE. Ltd., Series 1[1,2,4]	10,077,362	14,170,526
6,833	Pine Labs PTE. Ltd., Series A1,2,4	2,547,771	3,582,610
7,600	Pine Labs PTE. Ltd., Series B1,2,4	2,833,757	3,984,756
6,174	Pine Labs PTE. Ltd., Series B2[1,2,4]	2,302,055	3,237,090
9,573	Pine Labs PTE. Ltd., Series C1,2,4	3,569,416	5,019,220
1,932	Pine Labs PTE. Ltd., Series C1[1,2,4]	720,371	1,012,967
2,459	Pine Labs PTE. Ltd., Series D1,2,4	916,870	1,289,278
45,680	Pine Labs PTE. Ltd., Series J1,2,4	17,032,398	23,950,481

Total Private Common Stocks		40,000,000	56,246,928

Private Convertible Preferred Stocks (1.85%)
India (1.85%)
11,578	Bundl Technologies Private Ltd. Series K1,2,4	76,776,872	48,491,617
15,334	Think & Learn Private Limited, Series F1,2,4	49,776,072	64,672,180

Total Private Convertible Preferred Stocks		126,552,944	113,163,797

Warrants (0.00%)
Spain (0.00%)
13,259	Codere Online Luxembourg S.A. Private Shares Exp. 11/30/2026[1]	0	3,977

See Notes to Financial Statements.	33

Baron Emerging Markets Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Principal Amount		Cost	Value
Short Term Investments (2.48%)
$151,564,518	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $151,565,528; (Fully collateralized by $161,655,600 U.S. Treasury Note, 2.25% due 11/15/2027 Market value -$154,595,857)[3]	$151,564,518	$151,564,518

Total Investments (98.81%)		$6,004,479,498	6,041,071,104

Cash and Other Assets Less Liabilities (1.19%)			72,590,879

Net Assets			$6,113,661,983

Retail Shares (Equivalent to $13.47 per share based on 24,062,460 shares outstanding)			$324,085,255

Institutional Shares (Equivalent to $13.54 per share based on 426,367,640 shares outstanding)			$5,774,386,689

R6 Shares (Equivalent to $13.55 per share based on 1,121,027 shares outstanding)			$15,190,039

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2022, the market value of restricted and/or fair valued securities amounted to $171,373,624 or 2.80% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the market value of Rule 144A securities amounted to $381,568,203 or 6.24% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2022	Percentage of Net Assets

Financials	16.4%

Information Technology	15.5

Industrials	15.4

Consumer Discretionary	14.8

Communication Services	9.5

Materials	7.5

Health Care	6.3

Consumer Staples	5.9

Energy	3.9

Real Estate	1.2

Cash and Cash Equivalents*	3.7
	100.0	%**

*	Includes short term investments.
**	Individual weights may not sum to total due to rounding.

34	See Notes to Financial Statements.

June 30, 2022	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (91.45%)
Argentina (4.77%)
83,710	Globant S.A.[1]	$7,081,800	$14,565,540
54,822	MercadoLibre, Inc.[1]	42,859,814	34,914,487

Total Argentina		49,941,614	49,480,027

Brazil (1.38%)
1,433,148	Afya Ltd., Cl A1	31,965,930	14,259,823

Canada (2.74%)
417,196	Nuvei Corp., 144A1	14,962,578	15,089,980
426,943	Shopify, Inc., Cl A1	15,084,398	13,337,699

Total Canada		30,046,976	28,427,679

China (2.31%)
959,865	Meituan Inc., Cl B, 144A1,3	12,096,383	23,952,744

India (3.64%)
475,005	Bajaj Finance Limited[3]	29,538,367	32,683,723
7,379,067	Zomato Ltd.[1,3]	12,454,605	5,062,816

Total India		41,992,972	37,746,539

Israel (3.57%)
326,882	Fiverr International Ltd.[1]	7,503,852	11,241,472
3,375,264	Innovid Corp.[1]	32,939,278	5,602,938
2,753,705	Taboola.com Ltd.[1]	26,501,176	6,966,874
200,585	Wix.com Ltd.[1]	31,818,685	13,148,347

Total Israel		98,762,991	36,959,631

Korea, Republic of (2.03%)
1,653,802	Coupang, Inc., Cl A1	37,788,957	21,085,975

Netherlands (8.72%)
16,186	Adyen N.V., 144A1,3	16,437,273	23,358,534
129,213	argenx SE, ADR[1]	14,746,038	48,956,222
38,227	ASML Holding N.V.[3]	8,394,703	18,059,885

Total Netherlands		39,578,014	90,374,641

Poland (1.18%)
2,105,278	InPost SA1,3	33,641,809	12,198,105

Spain (0.46%)
996,069	Codere Online Luxembourg, S.A.[1]	9,115,057	2,798,954
584,567	Codere Online Luxembourg, S.A. Forward Shares[1]	5,845,670	1,642,633
116,913	Codere Online Luxembourg, S.A. Founders Share[1,2,4]	1,017	286,437
8,652	Codere Online Luxembourg, S.A. Private Shares[1]	86,516	24,312

Total Spain		15,048,260	4,752,336

Shares		Cost	Value
Common Stocks (continued)
United Kingdom (6.19%)
726,800	Endava plc, ADR[1]	$31,977,783	$64,154,636

United States (52.65%)
236,872	10X Genomics, Inc., Cl A1	18,461,130	10,718,458
24,805	Alphabet, Inc., Cl C1	31,606,969	54,259,697
517,680	Amazon.com, Inc.[1]	51,599,591	54,982,793
141,583	Bill.Com Holdings, Inc.[1]	6,149,064	15,565,635
170,992	Block, Inc., Cl A1	13,704,466	10,509,168
371,841	Cloudflare, Inc., Cl A1	9,123,087	16,268,044
290,494	Crowdstrike Holdings, Inc., Cl A1	33,053,591	48,965,669
326,143	Datadog, Inc., Cl A1	24,464,933	31,061,859
102,330	EPAM Systems, Inc.[1]	18,440,708	30,164,837
241,832	Guardant Health, Inc.[1]	17,514,518	9,755,503
101,704	Illumina, Inc.[1]	31,551,398	18,750,149
1,807,894	MaxCyte, Inc.[1]	22,208,432	8,551,339
146,664	NVIDIA Corp.	31,174,401	22,232,796
107,518	Okta, Inc.[1]	18,324,029	9,719,627
770,709	Rivian Automotive, Inc., Cl A1	60,115,302	19,838,050
660,574	Rivian Automotive, Inc., Cl A1	14,000,003	17,003,174
459,455	Schrödinger, Inc.[1]	16,988,489	12,134,207
243,176	Snowflake, Inc., Cl A1	39,428,659	33,816,055
26,720	Tesla, Inc.[1]	22,840,526	17,993,782
225,446	Twilio, Inc., Cl A1	43,877,154	18,894,629
177,200	Veeva Systems, Inc., Cl A1	30,347,505	35,092,688
930,540	ZoomInfo Technologies, Inc., Cl A1	29,973,797	30,931,150
123,983	Zscaler, Inc.[1]	8,588,946	18,536,698

Total United States		593,536,698	545,746,007

Uruguay (1.81%)
712,921	Dlocal Ltd.[1]	14,971,341	18,714,176

Total Common Stocks		1,031,349,728	947,852,319

Private Common Stocks (2.12%)
United States (2.12%)
252,130	Space Exploration Technologies Corp., Cl A1,2,4	11,571,518	16,951,174
75,250	Space Exploration Technologies Corp., Cl C1,2,4	3,428,124	5,059,199

Total Private Common Stocks		14,999,642	22,010,373

Private Convertible Preferred Stocks (4.88%)
India (3.75%)
9,201	Think & Learn Private Limited, Series F1,2,4	29,867,591	38,805,839

United States (1.13%)
219,321	Farmers Business Network, Inc., Series F1,2,4	7,250,006	7,608,245
80,440	Farmers Business Network, Inc., Series G1,2,4	5,000,000	2,927,211
69,926	Resident Home, Inc., Series B1[1,2,4]	4,999,968	1,204,825

Total United States		17,249,974	11,740,281

Total Private Convertible Preferred Stocks		47,117,565	50,546,120

See Notes to Financial Statements.	35

Baron Global Advantage Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Shares		Cost	Value
Private Preferred Stocks (1.28%)
United States (1.28%)
461,004	GM Cruise Holdings, Cl G1,2,4	$12,147,455	$13,295,356

Warrants (0.02%)
Israel (0.01%)
68,986	Innovid Corp.[1]	117,942	15,184
228,748	Taboola.com Ltd., Exp 6/29/2026[1]	417,100	80,084

Total Israel		535,042	95,268

Spain (0.01%)
502,360	Codere Online Luxembourg S.A., Exp 11/30/2026[1]	845,632	150,708

Total Warrants		1,380,674	245,976

Total Investments (99.75%)		$1,106,995,064	1,033,950,144

Cash and Other Assets Less Liabilities (0.25%)			2,580,061

Net Assets			$1,036,530,205

Retail Shares (Equivalent to $26.97 per share based on 10,830,799 shares outstanding)			$292,103,983

Institutional Shares (Equivalent to $27.55 per share based on 26,655,592 shares outstanding)			$734,459,837

R6 Shares (Equivalent to $27.57 per share based on 361,504 shares outstanding)			$9,966,385

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2022, the market value of restricted and fair valued securities amounted to $86,138,286 or 8.31% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the market value of Rule 144A securities amounted to $62,401,258 or 6.02% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2022	Percentage of Net Assets

Information Technology	42.1%

Consumer Discretionary	25.6

Health Care	13.9

Communication Services	9.4

Industrials	4.6

Financials	3.2

Materials	1.0

Cash and Cash Equivalents	0.2
	100.0	%*

*	Individual weights may not sum to total due to rounding.

36	See Notes to Financial Statements.

June 30, 2022	Baron Real Estate Income Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (97.27%)
Consumer Discretionary (5.68%)

	Casinos & Gaming (4.71%)
123,666	Las Vegas Sands Corp.[1]	$4,654,905	$4,153,941
42,150	MGM Resorts International	1,751,140	1,220,242
18,869	Red Rock Resorts, Inc., Cl A	413,246	629,470

		6,819,291	6,003,653

	Leisure Facilities (0.97%)
5,625	Vail Resorts, Inc.	1,512,054	1,226,531

Total Consumer Discretionary		8,331,345	7,230,184

Financials (4.15%)

	Asset Management & Custody Banks (4.15%)
77,969	Brookfield Asset Management, Inc., Cl A2	4,148,403	3,467,282
19,919	Blackstone, Inc.	2,251,718	1,817,210

Total Financials		6,400,121	5,284,492

Real Estate (83.25%)

	Health Care REITs (6.41%)
116,549	Ventas, Inc.	6,031,804	5,994,115
26,498	Welltower, Inc.	2,201,442	2,182,110

		8,233,246	8,176,225

	Hotel & Resort REITs (3.55%)
144,245	Pebblebrook Hotel Trust	3,036,679	2,390,140
214,443	Sunstone Hotel Investors, Inc.[1]	2,461,122	2,127,274

		5,497,801	4,517,414

	Industrial REITs (9.56%)
100,305	Duke Realty Corp.	5,322,731	5,511,760
40,680	Prologis, Inc.	5,261,027	4,786,002
32,636	Rexford Industrial Realty, Inc.	1,690,060	1,879,507

		12,273,818	12,177,269

	Residential REITs (25.95%)
18,177	American Campus Communities, Inc.	953,850	1,171,871
127,400	American Homes 4 Rent, Cl A	4,571,949	4,515,056
25,008	AvalonBay Communities, Inc.	5,654,100	4,857,804
18,334	Camden Property Trust	2,727,270	2,465,556
36,367	Equity LifeStyle Properties, Inc.	2,404,624	2,562,783
76,665	Equity Residential	5,924,848	5,536,746
151,778	Invitation Homes, Inc.	5,201,128	5,400,261
	Residential REITs (continued)
41,059	NexPoint Residential Trust, Inc.	2,918,887	2,566,598
25,049	Sun Communities, Inc.	3,901,051	3,991,809

		34,257,707	33,068,484

	Retail REITs (2.31%)
72,958	Kite Realty Group Trust	1,499,807	1,261,444
64,938	NETSTREIT Corp.	1,251,367	1,225,380
46,525	RPT Realty	589,804	457,341

		3,340,978	2,944,165

Shares		Cost	Value
Common Stocks (continued)

Real Estate (continued)

	Specialized REITs (35.47%)
13,162	Alexandria Real Estate Equities, Inc.[3]	$1,888,438	$1,908,885
34,136	American Tower Corp.	8,149,120	8,724,820
11,385	Crown Castle International Corp.	1,846,838	1,917,006
51,189	Digital Realty Trust, Inc.	7,223,284	6,645,868
11,903	Equinix, Inc.	7,871,684	7,820,509
30,406	Extra Space Storage, Inc.	5,219,996	5,172,669
75,323	Gaming and Leisure Properties, Inc.	3,393,408	3,454,313
23,998	Public Storage	7,409,219	7,503,455
6,400	SBA Communications Corp.	2,069,290	2,048,320

		45,071,277	45,195,845

Total Real Estate		108,674,827	106,079,402

Utilities (4.19%)

	Multi-Utilities (4.19%)
139,780	Brookfield Infrastructure Partners L.P.[2]	5,150,910	5,342,392

Total Common Stocks		128,557,203	123,936,470

Principal Amount
Short Term Investments (1.12%)

$1,429,182	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $1,429,192; (Fully collateralized by $1,524,400 U.S. Treasury Note, 2.25% due 11/15/2027 Market value -$1,457,827)[4]	1,429,182	1,429,182

Total Investments (98.39%)		$129,986,385	125,365,652

Cash and Other Assets Less Liabilities (1.61%)			2,057,419

Net Assets			$127,423,071

Retail Shares (Equivalent to $14.10 per share based on 1,109,180 shares outstanding)			$15,644,945

Institutional Shares (Equivalent to $14.24 per share based on 7,804,960 shares outstanding)			$111,136,557

R6 Shares (Equivalent to $14.23 per share based on 45,096 shares outstanding)			$641,569

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	37

Baron Health Care Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (91.56%)
Health Care (90.82%)
	Biotechnology (12.64%)
44,600	AbbVie, Inc.	$6,393,559	$6,830,936
18,878	argenx SE, ADR[1,2]	4,611,455	7,152,496
10,000	Arrowhead Pharmaceuticals, Inc.[1]	301,388	352,100
28,000	Cytokinetics, Incorporated[1]	1,028,909	1,100,120
52,614	Genmab A/S, ADR[1,2]	1,944,994	1,709,429
11,700	Moderna, Inc.[1]	1,609,290	1,671,345
16,600	Vertex Pharmaceuticals Incorporated[1]	4,047,722	4,677,714
22,000	Xenon Pharmaceuticals, Inc.[1,2]	638,245	669,240
20,000	Zai Lab Limited, ADR[1,2]	664,358	693,600

		21,239,920	24,856,980

	Health Care Distributors (3.25%)
19,600	McKesson Corp.	4,478,355	6,393,716

	Health Care Equipment (16.06%)
36,662	Abbott Laboratories	3,793,720	3,983,326
16,588	DexCom, Inc.[1]	1,251,833	1,236,304
47,351	Edwards Lifesciences Corp.[1]	3,909,417	4,502,607
6,395	IDEXX Laboratories, Inc.[1]	2,774,392	2,242,918
62,928	Inari Medical, Inc.[1]	4,822,513	4,278,475
14,236	Inspire Medical Systems, Inc.[1,3]	2,058,454	2,600,490
7,715	Insulet Corp.[1]	1,601,902	1,681,407
17,433	Intuitive Surgical, Inc.[1]	4,104,234	3,498,978
1,387,480	Opsens, Inc. (Canada)[1,2]	2,019,084	2,382,171
8,000	Shockwave Medical, Inc.[1]	430,320	1,529,360
19,000	Tandem Diabetes Care, Inc.[1]	1,315,402	1,124,610
10,173	Teleflex, Inc.	3,787,045	2,501,032

		31,868,316	31,561,678

	Health Care Supplies (1.82%)
11,400	The Cooper Companies, Inc.	4,594,529	3,569,568

	Health Care Technology (2.80%)
97,763	Definitive Healthcare Corp.[1]	2,701,490	2,241,706
55,819	Schrödinger, Inc.[1]	2,436,665	1,474,180
9,060	Veeva Systems, Inc., Cl A1	1,898,347	1,794,242

		7,036,502	5,510,128

	Life Sciences Tools & Services (16.63%)
27,730	Bio-Techne Corporation	10,844,423	9,612,327
15,000	ICON plc[1,2]	2,643,134	3,250,500
10,337	Illumina, Inc.[1]	2,385,633	1,905,729
267,072	MaxCyte, Inc.[1]	3,052,067	1,263,250
3,110	Mettler-Toledo International, Inc.[1]	3,304,432	3,572,675
40,000	Stevanato Group SpA[2]	708,260	632,400
18,899	Thermo Fisher Scientific, Inc.	9,381,056	10,267,449
7,234	West Pharmaceutical Services, Inc.	2,030,553	2,187,345

		34,349,558	32,691,675

	Managed Health Care (13.87%)
10,100	Elevance Health, Inc. (formerly, Anthem, Inc.)	4,529,806	4,874,058
8,350	Humana, Inc.	3,551,941	3,908,385
35,972	UnitedHealth Group, Incorporated	13,092,572	18,476,298

		21,174,319	27,258,741

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)

	Pharmaceuticals (23.75%)
126,000	AstraZeneca PLC, ADR[2]	$7,582,100	$8,324,820
61,000	Bristol-Myers Squibb Co.	4,617,575	4,697,000
134,322	Dechra Pharmaceuticals PLC (United Kingdom)[2,4]	7,314,321	5,663,727
31,992	Eli Lilly & Co.	7,311,445	10,372,766
47,300	Merck & Co., Inc.	3,988,262	4,312,341
53,100	Novo Nordisk A/S, ADR[2]	5,871,239	5,916,933
58,400	Roche Holding AG, ADR[2]	2,861,534	2,435,864
28,828	Zoetis, Inc.	4,820,081	4,955,245

		44,366,557	46,678,696

Total Health Care		169,108,056	178,521,182

Real Estate (0.74%)
	Specialized REITs (0.74%)
10,000	Alexandria Real Estate Equities, Inc.[3]	1,565,750	1,450,300

Total Common Stocks		170,673,806	179,971,482

Principal Amount
Short Term Investments (7.38%)
$14,518,139	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $14,518,236; (Fully collateralized by $15,484,800 U.S. Treasury Note, 2.25% due 11/15/2027 Market value - $14,808,556)[4]	14,518,139	14,518,139

Total Investments (98.94%)		$185,191,945	194,489,621

Cash and Other Assets Less Liabilities (1.06%)			2,074,999

Net Assets			$196,564,620

Retail Shares (Equivalent to $17.28 per share based on 3,129,075 shares outstanding)			$54,057,425

Institutional Shares (Equivalent to $17.46 per share based on 7,846,589 shares outstanding)			$137,011,991

R6 Shares (Equivalent to $17.46 per share based on 314,819 shares outstanding)			$5,495,204

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

38	See Notes to Financial Statements.

June 30, 2022	Baron FinTech Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (94.37%)
Communication Services (1.15%)
	Interactive Media & Services (1.15%)
14,600	ZoomInfo Technologies, Inc., Cl A1	$820,726	$485,304

Consumer Discretionary (1.81%)
	Internet & Direct Marketing Retail (1.81%)
1,200	MercadoLibre, Inc.[1]	1,841,556	764,244

Financials (30.69%)
	Asset Management & Custody Banks (3.17%)
2,200	BlackRock, Inc.	1,851,755	1,339,888

	Financial Exchanges & Data (16.29%)
4,600	CME Group, Inc.	983,175	941,620
1,600	MarketAxess Holdings, Inc.	690,718	409,616
4,100	Moody’s Corp.	1,435,717	1,115,077
3,300	MSCI, Inc.	1,495,792	1,360,095
5,800	S&P Global, Inc.	2,297,968	1,954,948
16,000	Tradeweb Markets, Inc., Cl A	1,359,703	1,092,000

		8,263,073	6,873,356

	Insurance Brokers (1.03%)
18,000	BRP Group, Inc., Cl A1	537,395	434,700

	Investment Banking & Brokerage (7.13%)
9,600	Houlihan Lokey, Inc.	712,661	757,728
12,200	LPL Financial Holdings, Inc.	2,015,771	2,250,656

		2,728,432	3,008,384

	Property & Casualty Insurance (3.07%)
2,600	Kinsale Capital Group, Inc.	458,703	597,064
6,000	The Progressive Corp.	687,273	697,620

		1,145,976	1,294,684

Total Financials		14,526,631	12,951,012

Industrials (7.91%)
	Research & Consulting Services (7.91%)
10,000	CoStar Group, Inc.[1]	863,804	604,100
6,800	Equifax, Inc.	1,544,638	1,242,904
10,000	TransUnion	1,034,936	799,900
4,000	Verisk Analytics, Inc.	754,922	692,360

Total Industrials		4,198,300	3,339,264

Information Technology (52.81%)
	Application Software (14.02%)
10,000	Alkami Technology, Inc.[1]	273,107	138,900
4,000	Bill.Com Holdings, Inc.[1]	482,722	439,760
7,400	Ceridian HCM Holding, Inc.[1]	828,502	348,392
27,000	Clearwater Analytics Holdings, Inc., Cl A1	635,932	325,080
14,000	Expensify, Inc., Cl A1	405,659	249,060
2,900	Fair Isaac Corp.[1]	1,351,873	1,162,610
12,000	Guidewire Software, Inc.[1]	1,367,684	851,880
5,100	Intuit, Inc.	1,893,149	1,965,744
14,000	nCino, Inc.[1]	1,008,516	432,880

		8,247,144	5,914,306

	Data Processing & Outsourced Services (26.05%)
700	Adyen N.V., 144A (Netherlands)[1,2,3]	1,398,390	1,010,192
12,000	Block, Inc., Cl A1	2,404,198	737,520
22,000	Dlocal Ltd.[1,2]	570,023	577,500
11,500	Fidelity National Information Services, Inc.	1,538,693	1,054,205

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)
6,000	Global Payments, Inc.	$829,178	$663,840
3,700	Jack Henry & Associates, Inc.	617,174	666,074
25,000	Marqeta, Inc.[1]	657,358	202,750
6,700	MasterCard Incorporated, Cl A	2,325,005	2,113,716
90,000	Network International Holdings plc, 144A (United Kingdom)[1,2]	421,085	206,844
15,000	Nuvei Corp., 144A1,2	660,043	542,550
18,000	Paymentus Holdings, Inc., Cl A1	409,901	240,660
15,000	Repay Holdings Corporation[1]	290,606	192,750
12,100	Visa, Inc., Cl A	2,604,565	2,382,369
110,000	Wise PLC, Cl A (United Kingdom)[1,2,3]	1,367,749	399,477

		16,093,968	10,990,447

	Internet Services & Infrastructure (1.11%)
15,000	Shopify, Inc., Cl A1,2	2,048,592	468,600

	IT Consulting & Other Services (11.63%)
6,200	Accenture plc, Cl A2	1,784,551	1,721,430
35,000	CI&T, Inc., Cl A1,2	517,710	353,150
18,700	Endava plc, ADR[1,2]	1,339,729	1,650,649
6,800	Globant S.A.[1,2]	1,704,456	1,183,200

		5,346,446	4,908,429

Total Information Technology		31,736,150	22,281,782

Total Common Stocks		53,123,363	39,821,606

Principal Amount
Short Term Investments (6.82%)
$2,878,942	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $2,878,961; (Fully collateralized by $3,070,700 U.S. Treasury Note, 2.25% due 11/15/2027 Market value - $2,936,598)[3]	2,878,942	2,878,942

Total Investments (101.19%)		$56,002,305	42,700,548

Liabilities Less Cash and Other Assets (-1.19%)			(504,014)

Net Assets			$42,196,534

Retail Shares (Equivalent to $10.91 per share based on 689,093 shares outstanding)			$7,518,280

Institutional Shares (Equivalent to $10.97 per share based on 2,768,308 shares outstanding)			$30,377,687

R6 Shares (Equivalent to $10.98 per share based on 391,849 shares outstanding)			$4,300,567

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the market value of Rule 144A securities amounted to $1,759,586 or 4.17% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	39

Baron New Asia Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (94.77%)
China (41.39%)
1,149	Alibaba Group Holding Limited, ADR[1]	$153,442	$130,618
532	Baidu, Inc., ADR[1]	78,787	79,124
5,409	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Cl A2	37,780	41,670
43,318	China Conch Environment Protection Holdings Ltd.[1]	28,465	30,142
13,768	China Conch Venture Holdings Ltd.[2]	52,697	30,030
1,368	China Tourism Group Duty Free Corporation Ltd., Cl A1,2	48,202	47,692
16,425	Estun Automation Co. Ltd., Cl A2	64,989	60,309
6,210	Full Truck Alliance Co. Ltd., ADR[1]	42,088	56,263
7,769	Galaxy Entertainment Group Ltd.[2]	48,587	46,541
43	GDS Holdings Limited, ADR[1]	1,857	1,436
8,050	GDS Holdings Limited, Cl A1,2	51,594	33,852
9,689	Han’s Laser Technology Industry Group Co., Ltd., Cl A2	67,306	48,100
2,232	Hangzhou Tigermed Consulting Co. Ltd., Cl A2	41,746	38,252
9,043	Hua Hong Semiconductor Limited, 144A2	50,973	32,825
623	JD.com, Inc., ADR	45,999	40,009
2,660	Jiangsu Hengli Hydraulic Co. Ltd., Cl A2	21,568	24,556
14,800	Kingdee International Software Group Co. Ltd.[1,2]	37,906	34,869
14,297	Kingsoft Corp. Ltd.[2]	64,852	55,864
321	Kweichow Moutai Co. Ltd., Cl A2	86,103	98,179
3,103	Lufax Holding Ltd., ADR	19,937	18,618
6,362	Midea Group Co., Ltd., Cl A2	69,854	57,583
10,496	NARI Technology Co. Ltd., Cl A2	45,567	42,471
800	NAURA Technology Group Co. Ltd., Cl A2	44,689	33,254
727	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A2	39,019	34,089
3,153	Tencent Holdings Limited, ADR	185,883	143,115
8,536	Venustech Group, Inc., Cl A2	35,643	25,460
908	Will Semiconductor Co. Ltd. Shanghai, Cl A1,2	33,198	23,565
2,143	WuXi AppTec Co. Ltd., Cl H, 144A2	41,762	28,669
4,645	Wuxi Biologics Cayman, Inc., 144A1,2	56,350	43,038
19,336	Xiaomi Corporation, Cl B, 144A1,2	56,034	33,832
1,958	Yum China Holdings, Inc.[2]	108,663	96,062
4,044	Yunnan Baiyao Group Co. Ltd., Cl A2	42,240	36,523
1,212	Zai Lab Limited, ADR[1]	76,780	42,032
4,592	Zhejiang Dingli Machinery Co. Ltd., Cl A2	45,807	34,842

Total China		1,926,367	1,623,484

Hong Kong (6.57%)
7,327	AIA Group Ltd.[2]	78,762	80,059
18,945	Budweiser Brewing Co. APAC Ltd., 144A2	51,368	56,848
1,647	Hong Kong Exchanges & Clearing Ltd.[2]	80,274	81,455
3,748	Techtronic Industries Co. Ltd.[2]	58,664	39,137

Total Hong Kong		269,068	257,499

India (25.67%)
6,732	AARTI Industries Ltd.[2]	85,756	59,791
702	Amber Enterprises India Ltd.[1,2]	29,431	20,050
625	Apollo Hospitals Enterprise Ltd.[2]	39,578	29,242
556	Asian Paints Ltd.[2]	24,656	19,035
1,069	Bajaj Finance Limited[2]	94,674	73,555
10,356	Bharti Airtel Ltd.[1,2]	91,490	90,078
582	Bharti Airtel Ltd. PP1,2	1,202	2,238
655	Divi’s Laboratories Ltd.[2]	44,287	30,191
527	Dixon Technologies India Ltd.[2]	31,911	23,956
3,060	Godrej Consumer Products Ltd.[1,2]	41,400	29,450

Shares		Cost	Value
Common Stocks (continued)

India (continued)
1,902	Godrej Properties Ltd.[1,2]	$44,035	$28,597
3,075	HDFC Bank Ltd.[2]	64,253	52,672
10,371	ICICI Bank Ltd.[2]	99,285	93,172
1,363	ICICI Lombard General Insurance Co. Ltd., 144A2	28,375	19,407
4,434	Jubilant FoodWorks Ltd.[2]	46,255	28,911
4,623	Max Financial Services Ltd.[1,2]	69,485	45,921
1,708	Neogen Chemicals Ltd.[1,2]	26,137	28,307
698	PI Industries Ltd.[2]	29,745	22,691
3,642	Reliance Industries Limited[1,2]	111,352	120,256
4,702	SBI Life Insurance Company Limited, 144A2	74,573	64,573
1,940	Tata Communications Ltd.[2]	37,972	22,537
4,975	Tata Consumer Products Ltd.[2]	51,998	44,639
1,697	Titan Co. Ltd.[2]	46,088	41,829
22,865	Zomato Ltd.[1,2]	37,390	15,688

Total India		1,251,328	1,006,786

Indonesia (2.22%)
214,500	Bank Rakyat Indonesia (Persero) Tbk PT2	63,131	59,902
51,300	PT Bank Negara Indonesia (Persero) Tbk PT2	30,681	27,099

Total Indonesia		93,812	87,001

Japan (2.94%)
372	Hoya Corp.[2]	54,036	31,837
160	Keyence Corporation[2]	91,935	54,870
88	Tokyo Electron Limited[2]	40,111	28,723

Total Japan		186,082	115,430

Korea, Republic of (8.01%)
2,508	Coupang, Inc., Cl A1	30,343	31,977
684	Hyundai Heavy Industries Co. Ltd.[1,2]	52,318	75,492
832	Korea Aerospace Industries Ltd.[2]	28,168	34,406
681	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,2]	61,061	49,433
2,780	Samsung Electronics Co., Ltd.[2]	163,249	122,618

Total Korea, Republic of		335,139	313,926

Taiwan (6.26%)
746	Airtac International Group[1,2]	25,873	24,900
979	MediaTek, Inc.[2]	29,756	21,490
215	Silergy Corp.[2]	29,819	17,385
2,224	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	258,750	181,812

Total Taiwan		344,198	245,587

Thailand (0.91%)
15,400	Energy Absolute PCL Foreign[2]	37,594	35,694

United States (0.80%)
1,871	ACM Research, Inc., Cl A1	28,309	31,489

Total Common Stocks		4,471,897	3,716,896

40	See Notes to Financial Statements.

June 30, 2022	Baron New Asia Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

Principal Amount		Cost	Value
Short Term Investments (5.30%)
$207,633	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $207,634; (Fully collateralized by $238,200 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $211,812)[2]	$207,633	$207,633

Total Investments (100.07%)		$4,679,530	3,924,529

Liabilities Less Cash and Other Assets (-0.07%)			(2,582)

Net Assets			$3,921,947

Retail Shares (Equivalent to $7.92 per share based on 132,388 shares outstanding)			$1,049,138

Institutional Shares (Equivalent to $7.94 per share based on 351,408 shares outstanding)			$2,791,697

R6 Shares (Equivalent to $7.95 per share based on 10,201 shares outstanding)			$81,112

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the market value of Rule 144A securities amounted to $279,192 or 7.12% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2022	Percent of Net Assets

Information Technology	17.3%

Financials	15.7

Consumer Discretionary	14.8

Industrials	14.0

Communication Services	10.0

Health Care	8.0

Consumer Staples	5.8

Materials	4.4

Energy	3.1

Utilities	0.9

Real Estate	0.7

Cash & Cash Equivalents*	5.2
	100.0	%**

*	Includes short term investments.
**	Individual weights may not sum to total due to rounding.

See Notes to Financial Statements.	41

Baron Technology Fund	June 30, 2022

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Common Stocks (89.67%)
Communication Services (9.30%)
	Advertising (1.02%)
12,360	S4 Capital PLC (United Kingdom)[1,2,4]	$88,799	$34,679

	Interactive Home Entertainment (0.38%)
192	Sea Ltd. (Singapore), ADR[1,2]	27,472	12,837

	Interactive Media & Services (5.80%)
50	Alphabet, Inc., Cl C1	142,533	109,372
2,665	ZoomInfo Technologies, Inc., Cl A1	150,607	88,585

		293,140	197,957

	Movies & Entertainment (1.06%)
384	Spotify Technology SA1,2	79,582	36,031

	Publishing (1.04%)
1,683	Future PLC (United Kingdom)[2,4]	86,374	35,615

Total Communication Services		575,367	317,119

Consumer Discretionary (15.16%)
	Automobile Manufacturers (2.63%)
576	Rivian Automotive, Inc., Cl A1	55,659	14,826
111	Tesla, Inc.[1]	112,417	74,750

		168,076	89,576

	Hotels, Resorts & Cruise Lines (0.80%)
5,037	eDreams ODIGEO SA (Spain)[1,2,4]	51,402	27,430

	Internet & Direct Marketing Retail (11.73%)
732	Alibaba Group Holding Limited, ADR[1,2]	81,341	83,214
2,982	Amazon.com, Inc.[1]	464,673	316,718

		546,014	399,932

Total Consumer Discretionary		765,492	516,938

Health Care (0.34%)
	Health Care Supplies (0.34%)
1,285	Figs, Inc., Cl A1	29,393	11,706

Industrials (3.67%)
	Research & Consulting Services (3.67%)
2,074	CoStar Group, Inc.[1]	145,960	125,290

Information Technology (61.20%)
	Application Software (14.20%)
102	Adobe, Inc.[1]	56,605	37,338
191	Atlassian Corp. PLC, Cl A1,2	58,808	35,793
1,069	Braze, Inc., Cl A1	42,005	38,730
981	Ceridian HCM Holding, Inc.[1]	99,979	46,186
173	HubSpot, Inc.[1]	96,535	52,012
176	Intuit, Inc.	104,058	67,837
275	ServiceNow, Inc.[1,3]	154,411	130,768
1,048	The Trade Desk, Inc., Cl A1	78,395	43,901
229	Workday, Inc., Cl A1	60,420	31,964

		751,216	484,529

	Data Processing & Outsourced Services (6.80%)
11	Adyen N.V. (Netherlands), 144A1,2,4	29,311	15,875
553	Dlocal Ltd.[1,2]	19,033	14,516
312	MasterCard Incorporated, Cl A	115,627	98,430
524	Visa, Inc., Cl A	115,692	103,170

		279,663	231,991

	Electronic Equipment & Instruments (1.92%)
1,751	PAR Technology Corp.[1]	84,519	65,645

	Internet Services & Infrastructure (0.90%)
980	Shopify, Inc., Cl A1,2	108,222	30,615

	IT Consulting & Other Services (6.28%)
1,144	Endava plc, ADR[1,2]	154,797	100,981
468	Gartner, Inc.[1]	142,596	113,176

		297,393	214,157

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)

	Semiconductor Equipment (3.26%)
134	ASML Holding N.V.[2]	$96,986	$63,768
111	Lam Research Corp.	79,723	47,303

		176,709	111,071

	Semiconductors (10.47%)
983	Advanced Micro Devices, Inc.[1]	128,500	75,170
121	Broadcom, Inc.	79,246	58,783
3,322	indie Semiconductor, Inc., Cl A1	25,139	18,936
449	Marvell Technology, Inc.	38,915	19,545
81	Monolithic Power Systems, Inc.	39,157	31,107
641	NVIDIA Corp.	181,841	97,169
3,524	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)[2,4]	80,790	56,477

		573,588	357,187

	Systems Software (17.37%)
382	Cloudflare, Inc., Cl A1,3	21,940	16,713
455	Crowdstrike Holdings, Inc., Cl A1	82,908	76,695
416	Datadog, Inc., Cl A1,3	58,237	39,620
1,368	Microsoft Corporation	444,328	351,343
213	MongoDB, Inc.[1,3]	88,700	55,273
380	Snowflake, Inc., Cl A1,3	95,982	52,843

		792,095	592,487

Total Information Technology		3,063,405	2,087,682

Total Common Stocks		4,579,617	3,058,735

Principal Amount
Short Term Investments (13.37%)
$456,025	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2022, 0.24% due 7/1/2022; Proceeds at maturity - $456,028; (Fully collateralized by $534,100 U.S. Treasury Note, 0.625% due 12/31/2027 Market value - $465,210)[4]	456,025	456,025

Total Investments (103.04%)		$5,035,642	3,514,760

Liabilities Less Cash and Other Assets (-3.04%)			(103,633)

Net Assets			$3,411,127

Retail Shares (Equivalent to $6.19 per share based on 274,716 shares outstanding)			$1,699,666

Institutional Shares (Equivalent to $6.19 per share based on 273,804 shares outstanding)			$1,695,976

R6 Shares (Equivalent to $6.19 per share based on 2,500 shares outstanding)			$15,485

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the market value of Rule 144A securities amounted to $15,875 or 0.47% of net assets.

All securities are Level 1, unless otherwise noted.

42	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2022

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$6,458,358,340	$606,055,128	$481,569,911	$1,265,784,522
Repurchase agreements, at value**	—	70,683,247	21,297,427	97,707,622

Total investments, at value	6,458,358,340	676,738,375	502,867,338	1,363,492,144
Foreign currency, at value†	—	—	116,869	—
Cash	19,844	—	—	201,589
Receivable for shares sold	4,449,212	833,439	1,777,540	1,491,084
Dividends and interest receivable	2,331,125	317,634	933,619	1,794,692
Receivable for securities sold	338,652	9,364,173	2,910,446	39,544,673
Prepaid expenses	228,996	5,279	4,789	12,938
Other assets	—	—	—	—

	6,465,726,169	687,258,900	508,610,601	1,406,537,120

Liabilities:
Payable for borrowings against line of credit	929,000,000	—	—	—
Payable for shares redeemed	2,149,702	145,349	412,962	990,762
Payable for securities purchased	1,342,664	13,662,775	2,973,356	4,988,612
Distribution fees payable (Note 4)	401	51	642	183
Investment advisory fees payable (Note 4)	144	50	543	129
Net unrealized depreciation on unfunded commitments	502,786	—	—	—
Accrued capital gains taxes	—	—	371,862	—
Accrued expenses and other payables	2,058,553	68,695	120,202	179,910

	935,054,250	13,876,920	3,879,567	6,159,596

Net Assets	$5,530,671,919	$673,381,980	$504,731,034	$1,400,377,524

Net Assets consist of:
Paid-in capital	$1,128,819,942	$400,036,153	$514,226,037	$1,374,429,952
Distributable earnings/(losses)	4,401,851,977	273,345,827	(9,495,003)	25,947,572

Net Assets	$5,530,671,919	$673,381,980	$504,731,034	$1,400,377,524

Retail Shares:
Net Assets	$2,474,874,241	$167,913,820	$73,167,911	$343,719,723
Shares Outstanding ($0.01 par value; indefinite shares authorized)	19,040,242	5,127,514	3,076,222	12,074,245

Net Asset Value and Offering Price Per Share	$129.98	$32.75	$23.78	$28.47

Institutional Shares:
Net Assets	$2,648,196,404	$249,286,790	$320,542,032	$1,031,948,230
Shares Outstanding ($0.01 par value; indefinite shares authorized)	19,660,732	7,343,726	13,223,197	35,229,487

Net Asset Value and Offering Price Per Share	$134.69	$33.95	$24.24	$29.29

R6 Shares:
Net Assets	$407,601,274	$256,181,370	$111,021,091	$24,709,571
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,026,286	7,541,086	4,582,478	843,582

Net Asset Value and Offering Price Per Share	$134.69	$33.97	$24.23	$29.29

*Investments in securities, at cost	$2,108,922,986	$359,549,803	$475,051,275	$1,194,057,652
**Repurchase agreements, at cost	—	70,683,247	21,297,427	97,707,622

Total investments, at cost	$2,108,922,986	$430,233,050	$496,348,702	$1,291,765,274

†Foreign currency, at cost:	$—	$—	$92,681	$—

See Notes to Financial Statements.	43

Baron Select Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

JUNE 30, 2022

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$5,889,506,586	$1,033,950,144	$123,936,470	$179,971,482
Repurchase agreements, at value**	151,564,518	—	1,429,182	14,518,139

Total investments, at value	6,041,071,104	1,033,950,144	125,365,652	194,489,621
Foreign currency, at value†	19,976,269	—	—	19,621
Cash	60,126	10,950	76,376	—
Receivable for shares sold	9,294,005	1,564,838	174,094	1,945,218
Dividends and interest receivable	9,539,882	119,861	302,539	129,333
Receivable for securities sold	153,338,536	21,267,918	2,428,516	1,309,873
Prepaid expenses	60,527	13,873	902	1,681
Other assets	399,246	—	—	—

	6,233,739,695	1,056,927,584	128,348,079	197,895,347

Liabilities:
Payable for borrowings against line of credit	—	4,300,000	—	—
Payable for shares redeemed	9,782,844	3,476,398	92,677	348,204
Payable for securities purchased	106,319,165	11,423,649	754,115	917,330
Distribution fees payable (Note 4)	145	433	625	667
Investment advisory fees payable (Note 4)	580	2	679	861
Net unrealized depreciation on unfunded commitments	—	—	—	—
Accrued capital gains taxes	2,672,977	908,248	—	—
Accrued expenses and other payables	1,302,001	288,649	76,912	63,665

	120,077,712	20,397,379	925,008	1,330,727

Net Assets	$6,113,661,983	$1,036,530,205	$127,423,071	$196,564,620

Net Assets consist of:
Paid-in capital	$6,888,469,341	$1,334,007,834	$139,943,051	$210,267,674
Distributable earnings/(losses)	(774,807,358)	(297,477,629)	(12,519,980)	(13,703,054)

Net Assets	$6,113,661,983	$1,036,530,205	$127,423,071	$196,564,620

Retail Shares:
Net Assets	$324,085,255	$292,103,983	$15,644,945	$54,057,425
Shares Outstanding ($0.01 par value; indefinite shares authorized)	24,062,460	10,830,799	1,109,180	3,129,075

Net Asset Value and Offering Price Per Share	$13.47	$26.97	$14.10	$17.28

Institutional Shares:
Net Assets	$5,774,386,689	$734,459,837	$111,136,557	$137,011,991
Shares Outstanding ($0.01 par value; indefinite shares authorized)	426,367,640	26,655,592	7,804,960	7,846,589

Net Asset Value and Offering Price Per Share	$13.54	$27.55	$14.24	$17.46

R6 Shares:
Net Assets	$15,190,039	$9,966,385	$641,569	$5,495,204
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,121,027	361,504	45,096	314,819

Net Asset Value and Offering Price Per Share	$13.55	$27.57	$14.23	$17.46

*Investments in securities, at cost	$5,852,914,980	$1,106,995,064	$128,557,203	$170,673,806
**Repurchase agreements, at cost	151,564,518	—	1,429,182	14,518,139

Total investments, at cost	$6,004,479,498	$1,106,995,064	$129,986,385	$185,191,945

†Foreign currency, at cost:	$19,526,732	$—	$—	$21,077

44	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

JUNE 30, 2022

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$39,821,606	$3,716,896	$3,058,735
Repurchase agreements, at value**	2,878,942	207,633	456,025

Total investments, at value	42,700,548	3,924,529	3,514,760
Foreign currency, at value†	—	46,582	254
Cash	—	164	—
Receivable for shares sold	177,112	50	8,145
Dividends and interest receivable	19	5,916	513
Receivable for securities sold	126,119	17,396	—
Prepaid expenses	512	13	13
Other assets	—	—	—

	43,004,310	3,994,650	3,523,685

Liabilities:
Payable for borrowings against line of credit	—	—	—
Payable for shares redeemed	226,367	—	—
Payable for securities purchased	498,572	5,491	10,328
Distribution fees payable (Note 4)	284	26	13
Investment advisory fees payable (Note 4)	528	—	—
Net unrealized depreciation on unfunded commitments	—	—	—
Accrued capital gains taxes	—	—	—
Accrued expenses and other payables	82,025	67,186	102,217

	807,776	72,703	112,558

Net Assets	$42,196,534	$3,921,947	$3,411,127

Net Assets consist of:
Paid-in capital	$57,436,731	$4,936,914	$5,122,889
Distributable earnings/(losses)	(15,240,197)	(1,014,967)	(1,711,762)

Net Assets	$42,196,534	$3,921,947	$3,411,127

Retail Shares:
Net Assets	$7,518,280	$1,049,138	$1,699,666
Shares Outstanding ($0.01 par value; indefinite shares authorized)	689,093	132,388	274,716

Net Asset Value and Offering Price Per Share	$10.91	$7.92	$6.19

Institutional Shares:
Net Assets	$30,377,687	$2,791,697	$1,695,976
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,768,308	351,408	273,804

Net Asset Value and Offering Price Per Share	$10.97	$7.94	$6.19

R6 Shares:
Net Assets	$4,300,567	$81,112	$15,485
Shares Outstanding ($0.01 par value; indefinite shares authorized)	391,849	10,201	2,500

Net Asset Value and Offering Price Per Share	$10.98	$7.95	$6.19

*Investments in securities, at cost	$53,123,363	$4,471,897	$4,579,617
**Repurchase agreements, at cost	2,878,942	207,633	456,025

Total investments, at cost	$56,002,305	$4,679,530	$5,035,642

†Foreign currency, at cost:	$—	$47,692	$260

See Notes to Financial Statements.	45

Baron Select Funds	June 30, 2022

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2022

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$12,980,405	$1,556,075	$4,770,007	$9,975,323
Interest	37	11,377	3,692	23,493
Securities lending income, net	9,390	11,144	—	—
Foreign taxes withheld on dividends	(42,000)	—	(458,960)	(71,149)

Total income	12,947,832	1,578,596	4,314,739	9,927,667

Expenses:
Investment advisory fees (Note 4)	34,643,516	3,660,743	2,683,522	8,698,140
Distribution fees — Retail Shares (Note 4)	3,899,290	232,178	108,766	537,528
Shareholder servicing agent fees and expenses — Retail Shares	141,115	21,915	11,073	31,916
Shareholder servicing agent fees and expenses — Institutional Shares	63,070	14,715	13,240	35,485
Shareholder servicing agent fees and expenses — R6 Shares	11,382	6,159	2,910	655
Line of credit fees	355,178	5,919	4,675	13,960
Reports to shareholders	266,830	27,932	42,899	180,800
Registration and filing fees	232,860	63,520	59,062	136,060
Trustee fees and expenses (Note 4)	164,694	16,837	14,456	40,672
Custodian and fund accounting fees	134,525	23,159	139,013	83,643
Professional fees	95,202	18,208	14,913	34,816
Insurance expense	48,249	4,888	4,290	10,777
Administration fees	30,579	23,217	23,112	24,207
Miscellaneous expenses	2,400	2,450	2,450	2,550

Total operating expenses	40,088,890	4,121,840	3,124,381	9,831,209

Interest expense on borrowings	6,531,832	—	—	—

Total expenses	46,620,722	4,121,840	3,124,381	9,831,209
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	(23,900)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(68,189)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	—	(21,630)	—

Net expenses	46,620,722	4,121,840	3,010,662	9,831,209

Net investment income (loss)	(33,672,890)	(2,543,244)	1,304,077	96,458

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(63,570,130)	(45,685,962)	(5,990,261)[1]	(56,511,650)
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(377,357)	9,674
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(2,888,411,405)	(182,076,570)	(206,489,931)[2]	(542,687,946)
Investments — “Affiliated” investments	—	—	—	—
Unfunded commitments	(502,786)	—	—	—
Foreign currency translations	—	—	11,134	—

Net gain (loss) on investments	(2,952,484,321)	(227,762,532)	(212,846,415)	(599,189,922)

Voluntary payment from Adviser (Note 4)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$(2,986,157,211)	$(230,305,776)	$(211,542,338)	$(599,093,464)

[1]	Net of realized foreign capital gains tax of $626,386.
[2]	Decrease in accrued foreign capital gains tax payable of $1,291,786.

46	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2022

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$65,892,459	$302,666	$1,527,360	$767,414
Interest	39,443	70	525	2,363
Securities lending income, net	—	—	—	—
Foreign taxes withheld on dividends	(6,158,545)	(50,899)	(4,982)	(19,446)

Total income	59,773,357	251,837	1,522,903	750,331

Expenses:
Investment advisory fees (Note 4)	37,841,124	6,721,764	500,759	767,562
Distribution fees — Retail Shares (Note 4)	477,724	561,463	21,821	72,500
Shareholder servicing agent fees and expenses — Retail Shares	22,156	29,740	8,524	12,310
Shareholder servicing agent fees and expenses — Institutional Shares	111,530	40,127	7,251	7,528
Shareholder servicing agent fees and expenses — R6 Shares	371	292	17	126
Line of credit fees	58,275	11,556	1,088	1,683
Reports to shareholders	941,250	196,395	11,657	21,602
Registration and filing fees	385,600	92,440	34,960	74,660
Trustee fees and expenses (Note 4)	179,385	41,045	2,905	4,764
Custodian and fund accounting fees	2,513,456	149,676	12,396	16,400
Professional fees	147,941	32,660	21,566	13,135
Insurance expense	53,563	13,771	698	973
Administration fees	30,549	23,091	22,509	22,569
Miscellaneous expenses	2,450	3,071	2,458	2,459

Total operating expenses	42,765,374	7,917,091	648,609	1,018,271

Interest expense on borrowings	—	47,837	—	—

Total expenses	42,765,374	7,964,928	648,609	1,018,271
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(76,007)	(18,504)	(27,810)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(160,316)	(73,700)	(46,357)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(1,920)	(441)	(1,699)

Net expenses	42,765,374	7,726,685	555,964	942,405

Net investment income (loss)	17,007,983	(7,474,848)	966,939	(192,074)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(352,035,624)[3]	(213,690,736)	(7,812,885)	(21,003,519)
Net realized gain (loss) on investments sold — “Affiliated” investments	—	(208,869)	—	—
Net realized gain (loss) on foreign currency transactions	(5,637,965)	(1,574)	(142)	(3,200)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(1,731,453,868)[4]	(906,478,885)[5]	(23,972,364)	(26,449,114)
Investments — “Affiliated” investments	—	(119,502)	—	—
Unfunded commitments	—	—	—	—
Foreign currency translations	(2,099,307)	2,271	—	(1,693)

Net gain (loss) on investments	(2,091,226,764)	(1,120,497,295)	(31,785,391)	(47,457,526)

Voluntary payment from Adviser[6]	—	82,890	—	—

Net increase (decrease) in net assets resulting from operations	$(2,074,218,781)	$(1,127,889,253)	$(30,818,452)	$(47,649,600)

[3]	Net of realized foreign capital gains tax of $23,859,717.
[4]	Decrease in accrued foreign capital gains tax payable of $55,402,244.
[5]	Decrease in accrued foreign capital gains tax payable of $838,147.
[6]	See Note 4f.

See Notes to Financial Statements.	47

Baron Select Funds	June 30, 2022

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2022

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund[2]
Investment income:
Income:
Dividends — Unaffiliated investments	$147,639	$25,869	$7,039
Interest	651	46	76
Securities lending income, net	—	—	—
Foreign taxes withheld on dividends	—	(3,045)	(204)

Total income	148,290	22,870	6,911

Expenses:
Investment advisory fees (Note 4)	224,104	20,235	14,102
Distribution fees — Retail Shares (Note 4)	11,716	1,397	2,013
Shareholder servicing agent fees and expenses — Retail Shares	9,035	16,032	8,084
Shareholder servicing agent fees and expenses — Institutional Shares	7,804	1,694	6,600
Shareholder servicing agent fees and expenses — R6 Shares	117	2	—
Line of credit fees	481	23	31
Reports to shareholders	4,925	1,261	1,865
Registration and filing fees	29,660	20,009	32,580
Trustee fees and expenses (Note 4)	1,381	91	66
Custodian and fund accounting fees	10,992	43,690	30,880
Professional fees	33,864	10,266	34,310
Insurance expense	414	38	26
Administration fees	22,296	22,098	22,257
Miscellaneous expenses	2,458	4,032	2,576

Total operating expenses	359,247	140,868	155,390

Interest expense on borrowings	508	—	—

Total expenses	359,755	140,868	155,390
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(20,434)	(43,016)	(63,282)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(54,463)	(70,579)	(72,637)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	(6,510)	(1,523)	(676)

Net expenses	278,348	25,750	18,795

Net investment income (loss)	(130,058)	(2,880)	(11,884)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(2,081,805)	(208,607)[1]	(178,759)
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—
Net realized gain (loss) on foreign currency transactions	253	(6,902)	(231)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(25,233,114)	(822,671)	(1,520,882)
Investments — “Affiliated” investments	—	—	—
Unfunded commitments	—	—	—
Foreign currency translations	(15)	(1,719)	(6)

Net gain (loss) on investments	(27,314,681)	(1,039,899)	(1,699,878)

Voluntary payment from Adviser (Note 4)	—	—	—

Net increase (decrease) in net assets resulting from operations	$(27,444,739)	$(1,042,779)	$(1,711,762)

[1]	Net of realized foreign capital gains tax of $1,895.
[2]	For the period January 3, 2022 (commencement of operations) to June 30, 2022.

48	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

JUNE 30, 2022

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(33,672,890)	$(71,627,916)	$(2,543,244)	$(6,770,651)	$1,304,077	$(678,032)
Net realized gain (loss)	(63,570,130)	453,084,289	(45,685,962)	166,060,000	(6,367,618)	42,359,984
Change in net unrealized appreciation (depreciation)	(2,888,914,191)	1,670,609,178	(182,076,570)	(30,438,918)	(206,478,797)	19,033,061
Voluntary payment from Adviser	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	(2,986,157,211)	2,052,065,551	(230,305,776)	128,850,431	(211,542,338)	60,715,013

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(285,298,657)	—	(29,204,820)	—	(4,978,372)
Distributable earnings — Institutional Shares	—	(288,366,616)	—	(40,962,362)	—	(25,823,557)
Distributable earnings — R6 Shares	—	(44,229,727)	—	(43,072,849)	—	(8,078,444)
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	—	(617,895,000)	—	(113,240,031)	—	(38,880,373)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	237,999,524	760,220,414	42,226,238	107,438,521	14,701,161	26,389,114
Proceeds from the sale of shares — Institutional Shares	357,240,079	856,707,561	63,548,220	101,240,629	74,279,174	171,578,819
Proceeds from the sale of shares — R6 Shares	5,712,790	22,193,831	22,083,371	1,133,991	2,178,160	9,613,640
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	274,538,982	—	27,975,547	—	4,859,989
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	264,241,681	—	39,977,395	—	24,384,727
Net asset value of shares issues in reinvestment of distributions — R6 Shares	—	44,229,222	—	43,067,080	—	8,078,444
Cost of shares redeemed — Retail Shares	(319,782,716)	(991,708,697)	(25,609,981)	(84,117,090)	(11,757,299)	(19,781,360)
Cost of shares redeemed — Institutional Shares	(412,820,375)	(872,220,298)	(36,081,986)	(73,129,942)	(114,079,808)	(72,675,963)
Cost of shares redeemed — R6 Shares	(8,890,255)	(10,795,083)	(670,082)	(3,735,292)	(6,719,946)	(28,513,714)

Increase (decrease) in net assets derived from capital share transactions	(140,540,953)	347,407,613	65,495,780	159,850,839	(41,398,558)	123,933,696

Net increase (decrease) in net assets	(3,126,698,164)	1,781,578,164	(164,809,996)	175,461,239	(252,940,896)	145,768,336

Net Assets:
Beginning of period	8,657,370,083	6,875,791,919	838,191,976	662,730,737	757,671,930	611,903,594

End of period	$5,530,671,919	$8,657,370,083	$673,381,980	$838,191,976	$504,731,034	$757,671,930

Capital share transactions — Retail Shares
Shares sold	1,412,452	4,153,964	1,100,634	2,315,981	498,284	765,936
Shares issued in reinvestment of distributions	—	1,469,247	—	621,323	—	147,181
Shares redeemed	(1,986,400)	(5,617,512)	(685,968)	(1,863,154)	(430,657)	(578,887)

Net increase (decrease)	(573,948)	5,699	414,666	1,074,150	67,627	334,230

Capital share transactions — Institutional Shares
Shares sold	2,135,826	4,596,371	1,614,930	2,161,007	2,629,219	4,901,187
Shares issued in reinvestment of distributions	—	1,366,284	—	858,473	—	725,762
Shares redeemed	(2,511,830)	(4,805,393)	(949,182)	(1,585,524)	(4,080,717)	(2,115,742)

Net increase (decrease)	(376,004)	1,157,262	665,748	1,433,956	(1,451,498)	3,511,207

Capital share transactions — R6 Shares
Shares sold	33,712	125,110	608,020	23,770	72,946	283,369
Shares issued in reinvestment of distributions	—	228,916	—	924,242	—	240,565
Shares redeemed	(54,452)	(58,052)	(18,647)	(80,086)	(224,500)	(822,259)

Net increase (decrease)	(20,740)	295,974	589,373	867,926	(151,554)	(298,325)

See Notes to Financial Statements.	49

Baron Select Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$96,458	$(730,779)	$17,007,983	$(19,780,086)	$(7,474,848)	$(26,934,071)
Net realized gain (loss)	(56,501,976)	123,683,094	(357,673,589)	237,539,657	(213,901,179)	47,749,909
Change in net unrealized appreciation (depreciation)	(542,687,946)	198,411,190	(1,733,553,175)	(851,364,442)	(906,596,116)	(33,614,877)
Voluntary payment from Adviser	—	—	—	—	82,890	162,538

Increase (decrease) in net assets resulting from operations	(599,093,464)	321,363,505	(2,074,218,781)	(633,604,871)	(1,127,889,253)	(12,636,501)

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(39,207,046)	—	(7,294,907)	—	—
Distributable earnings — Institutional Shares	—	(110,082,837)	—	(160,640,852)	—	—
Distributable earnings — R6 Shares	—	(2,424,404)	—	(308,031)	—	—
Return of capital — Retail Shares	—	—	—	(11,672)	—	—
Return of capital — Institutional Shares	—	—	—	(257,031)	—	—
Return of capital — R6 Shares	—	—	—	(493)	—	—

Decrease in net assets from distributions to shareholders	—	(151,714,287)	—	(168,512,986)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	39,808,908	217,078,341	37,582,382	122,767,339	34,158,359	264,263,760
Proceeds from the sale of shares — Institutional Shares	306,506,008	874,061,573	1,363,747,420	4,700,939,406	197,170,914	894,386,561
Proceeds from the sale of shares — R6 Shares	4,348,711	9,984,087	3,522,635	10,022,205	1,591,804	6,586,797
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	37,967,450	—	7,146,540	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	99,196,171	—	134,615,154	—	—
Net asset value of shares issues in reinvestment of distributions — R6 Shares	—	2,424,402	—	308,523	—	—
Cost of shares redeemed — Retail Shares	(62,007,522)	(110,928,775)	(71,854,113)	(136,854,830)	(202,520,596)	(402,410,382)
Cost of shares redeemed — Institutional Shares	(325,246,161)	(305,518,199)	(2,032,566,052)	(1,893,024,620)	(472,790,396)	(546,840,326)
Cost of shares redeemed — R6 Shares	(2,839,853)	(2,218,427)	(1,346,432)	(5,447,438)	(1,152,101)	(2,977,826)

Increase (decrease) in net assets derived from capital share transactions	(39,429,909)	822,046,623	(700,914,160)	2,940,472,279	(443,542,016)	213,008,584

Net increase (decrease) in net assets	(638,523,373)	991,695,841	(2,775,132,941)	2,138,354,422	(1,571,431,269)	200,372,083

Net Assets:
Beginning of period	2,038,900,897	1,047,205,056	8,888,794,924	6,750,440,502	2,607,961,474	2,407,589,391

End of period	$1,400,377,524	$2,038,900,897	$6,113,661,983	$8,888,794,924	$1,036,530,205	$2,607,961,474

Capital share transactions — Retail Shares
Shares sold	1,122,937	5,476,910	2,438,455	6,397,417	926,669	4,820,909
Shares issued in reinvestment of distributions	—	968,256	—	399,471	—	—
Shares redeemed	(1,840,703)	(2,790,098)	(4,797,435)	(7,132,190)	(5,318,763)	(7,550,400)

Net increase (decrease)	(717,766)	3,655,068	(2,358,980)	(335,302)	(4,392,094)	(2,729,491)

Capital share transactions — Institutional Shares
Shares sold	8,453,842	21,464,101	88,822,782	244,714,600	5,375,655	16,132,364
Shares issued in reinvestment of distributions	—	2,464,137	—	7,495,276	—	—
Shares redeemed	(9,270,118)	(7,466,622)	(140,689,875)	(100,833,631)	(12,935,570)	(10,065,491)

Net increase (decrease)	(816,276)	16,461,616	(51,867,093)	151,376,245	(7,559,915)	6,066,873

Capital share transactions — R6 Shares
Shares sold	119,759	244,142	217,564	526,399	41,771	115,322
Shares issued in reinvestment of distributions	—	60,234	—	17,168	—	—
Shares redeemed	(82,057)	(54,984)	(87,850)	(283,235)	(29,506)	(53,114)

Net increase (decrease)	37,702	249,392	129,714	260,332	12,265	62,208

50	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

	Baron Real Estate Income Fund		Baron Health Care Fund		Baron FinTech Fund
	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$966,939	$757,786	$(192,074)	$(1,090,017)	$(130,058)	$(379,861)
Net realized gain (loss)	(7,813,027)	353,826	(21,006,719)	1,796,864	(2,081,552)	516,732
Change in net unrealized appreciation (depreciation)	(23,972,364)	16,908,392	(26,450,807)	20,019,523	(25,233,129)	6,328,857
Voluntary payment from Adviser	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	(30,818,452)	18,020,004	(47,649,600)	20,726,370	(27,444,739)	6,465,728

Distributions to shareholders from:
Distributable earnings — Retail Shares	(78,145)	(213,514)	—	(936,377)	—	—
Distributable earnings — Institutional Shares	(538,071)	(1,092,106)	—	(2,204,913)	—	—
Distributable earnings — R6 Shares	(3,255)	(11,394)	—	(90,063)	—	—
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(619,471)	(1,317,014)	—	(3,231,353)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	4,857,011	18,532,126	11,578,164	62,643,750	1,002,943	11,236,191
Proceeds from the sale of shares — Institutional Shares	34,654,351	72,503,424	30,456,966	127,638,444	15,647,110	32,857,233
Proceeds from the sale of shares — R6 Shares	1,676	74,626	256,078	811,359	122,646	2,425,253
Net asset value of shares issued in reinvestment of distributions — Retail Shares	73,254	206,150	—	920,858	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	536,686	1,088,034	—	2,202,329	—	—
Net asset value of shares issues in reinvestment of distributions — R6 Shares	3,255	11,393	—	90,063	—	—
Cost of shares redeemed — Retail Shares	(3,055,037)	(6,119,041)	(19,585,163)	(18,710,961)	(2,335,977)	(5,233,598)
Cost of shares redeemed — Institutional Shares	(10,662,046)	(17,585,205)	(33,715,607)	(8,207,188)	(23,028,684)	(3,460,637)
Cost of shares redeemed — R6 Shares	(28,155)	(871)	—	(296)	(77,101)	(72,123)

Increase (decrease) in net assets derived from capital share transactions	26,380,995	68,710,636	(11,009,562)	167,388,358	(8,669,063)	37,752,319

Net increase (decrease) in net assets	(5,056,928)	85,413,626	(58,659,162)	184,883,375	(36,113,802)	44,218,047

Net Assets:
Beginning of period	132,479,999	47,066,373	255,223,782	70,340,407	78,310,336	34,092,289

End of period	$127,423,071	$132,479,999	$196,564,620	$255,223,782	$42,196,534	$78,310,336

Capital share transactions — Retail Shares
Shares sold	297,463	1,150,039	625,883	3,005,430	73,012	653,709
Shares issued in reinvestment of distributions	4,731	12,092	—	43,948	—	—
Shares redeemed	(194,276)	(368,965)	(1,072,147)	(904,603)	(165,771)	(309,417)

Net increase (decrease)	107,918	793,166	(446,264)	2,144,775	(92,759)	344,292

Capital share transactions — Institutional Shares
Shares sold	2,151,423	4,326,943	1,670,146	6,240,144	1,106,854	2,022,530
Shares issued in reinvestment of distributions	34,566	63,501	—	104,129	—	—
Shares redeemed	(681,002)	(1,167,532)	(1,828,047)	(386,422)	(1,783,396)	(204,171)

Net increase (decrease)	1,504,987	3,222,912	(157,901)	5,957,851	(676,542)	1,818,359

Capital share transactions — R6 Shares
Shares sold	99	4,452	14,139	37,902	8,395	141,596
Shares issued in reinvestment of distributions	209	672	—	4,253	—	—
Shares redeemed	(1,649)	(52)	—	(14)	(6,280)	(4,193)

Net increase (decrease)	(1,341)	5,072	14,139	42,141	2,115	137,403

See Notes to Financial Statements.	51

Baron Select Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

JUNE 30, 2022

	Baron New Asia Fund		Baron Technology Fund
	For the Six Months Ended June 30, 2022	For the Period Ended December 31, 2021[1]	For the Six Months Ended June 30, 2022[2]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,880)	$(15,369)	$(11,884)
Net realized gain (loss)	(215,509)	(27,698)	(178,990)
Change in net unrealized appreciation (depreciation)	(824,390)	68,243	(1,520,888)
Voluntary payment from Adviser	—	—	—

Increase (decrease) in net assets resulting from operations	(1,042,779)	25,176	(1,711,762)

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	—	—
Distributable earnings — Institutional Shares	—	—	—
Distributable earnings — R6 Shares	—	—	—
Return of capital — Retail Shares	—	—	—
Return of capital — Institutional Shares	—	—	—
Return of capital — R6 Shares	—	—	—

Decrease in net assets from distributions to shareholders	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	273,750	1,451,489	2,509,269
Proceeds from the sale of shares — Institutional Shares	313,461	3,200,922	2,618,699
Proceeds from the sale of shares — R6 Shares	108,534	25,000	25,000
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—
Net asset value of shares issues in reinvestment of distributions — R6 Shares	—	—	—
Cost of shares redeemed — Retail Shares	(183,232)	(204,914)	(30,079)
Cost of shares redeemed — Institutional Shares	(3,764)	(7,348)	—
Cost of shares redeemed — R6 Shares	(34,348)	—	—

Increase (decrease) in net assets derived from capital share transactions	474,401	4,465,149	5,122,889

Net increase (decrease) in net assets	(568,378)	4,490,325	3,411,127

Net Assets:
Beginning of period	4,490,325	—	—

End of period	$3,921,947	$4,490,325	$3,411,127

Capital share transactions — Retail Shares
Shares sold	30,349	142,534	278,920
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(20,953)	(19,542)	(4,204)

Net increase (decrease)	9,396	122,992	274,716

Capital share transactions — Institutional Shares
Shares sold	35,951	316,629	273,804
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(463)	(709)	—

Net increase (decrease)	35,488	315,920	273,804

Capital share transactions — R6 Shares
Shares sold	11,681	2,500	2,500
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(3,980)	—	—

Net increase (decrease)	7,701	2,500	2,500

[1]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
[2]	For the period January 3, 2022 (commencement of operations) to June 30, 2022.

52	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2022

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(2,986,157,211)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(498,764,321)
Proceeds from sales of portfolio securities	288,144,665
Net purchases, sales and maturities of short term investments	288,577
Decrease in dividends and interest receivable	117,306
Decrease in prepaid expenses	219,181
Increase in accrued expenses	1,112,070
Change in net unrealized depreciation of unfunded commitments	502,786
Net realized loss on investments	63,570,130
Change in net unrealized appreciation (depreciation) of investments	2,888,411,405

Net cash provided (used) by operating activities	$(242,555,412)

Cash Provided in Financing Activities
Proceeds from shares sold	608,831,593
Payment for shares redeemed	(743,369,537)
Increase in payable for borrowings against line of credit	377,000,000

Net cash provided (used) in financing activities	242,462,056

Net decrease in cash	(93,356)
Cash at beginning of period	113,200

Cash at end of period	19,844

Supplemental cash flow information:
Interest paid	$5,190,551

See Notes to Financial Statements.	53

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is presented in a separate report. Baron Technology Fund commenced investment operations on January 3, 2022.

The investment goals of the Funds are as follows:

Baron Partners Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. growth companies. The Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investments increases both investment opportunity and investment risk.

Baron Focused Growth Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. small- and mid-sized growth companies.

Baron International Growth Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in non-U.S. growth companies.

Baron Real Estate Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in U.S. and non-U.S. real estate and real estate-related companies.

Baron Emerging Markets Fund is a diversified fund that seeks capital appreciation through investments primarily in growth companies in developing countries.

Baron Global Advantage Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities of established and emerging markets companies located throughout the world.

Baron Real Estate Income Fund is a non-diversified fund that seeks both capital appreciation and current income through investments primarily in real estate income-producing securities and other real estate securities.

Baron Health Care Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities engaged in research, development, production, sale, delivery or distribution of products and services related to the health care industry.

Baron FinTech Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management.

Baron New Asia Fund is a diversified fund seeks capital appreciation through investments primarily in equity securities located in Asia, but including all other developed, developing, and frontier countries in the Asian region.

Baron Technology Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities of U.S and non-U.S. technology companies, selected for their durable growth potential from the development, advancement, and use of technology.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, “Qualified Plans”), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. There is no minimum initial investment for Qualified Plans. All other R6 eligible investors must meet a minimum initial investment of at least $5 million per Fund. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which a Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 49% and 21%, respectively, of these Fund’s net assets as of June 30, 2022, the NAVs of the Funds will be materially impacted by the price of Tesla stock.

d) Non-Diversified Portfolio.  Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified Fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified Fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified Funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of a Fund’s investments, combined with a Fund’s non-diversified portfolio, may result in a Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, a Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 49% and 21%, respectively, of these Funds’ net assets as of June 30, 2022, these Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

f) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

g) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

There were no securities on loan at June 30, 2022.

h) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at June 30, 2022, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

i) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

j) Special Purpose Acquisition Company.  The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering (“IPO”), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies via merger, combination, acquisition, or other similar transactions. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance if the Fund is invested in the SPAC during such period. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC’s acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e., PIPE transaction, defined below), the Fund will no longer be obligated to fulfill its commitment.

k) Private Investment in Public Equity.  The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction, including through commitments to purchase securities on a when-issued basis. A Fund will generally earmark an amount of cash or high-quality securities equal to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restriction can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Publicly traded securities acquired via a PIPE transaction are typically valued at a discount to the market price of an issuer’s common stock and classified as Level 2 or Level 3 in the fair value hierarchy depending on the significance of the unobservable inputs. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security.

As of June 30, 2022, Baron Partners Fund had a commitment to purchase a when-issued security through a private transaction. Unrealized appreciation (depreciation) on this commitment is separately presented in the Statements of Assets and Liabilities as unrealized appreciation (depreciation) on unfunded commitments, and in the Statements of Operations as change in unrealized appreciation (depreciation) on unfunded commitments.

l) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

m) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

n) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

o) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2022 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$479,720,013	$288,382,775
Baron Focused Growth Fund	113,583,025	115,302,277
Baron International Growth Fund	184,945,328	193,878,591
Baron Real Estate Fund	1,104,252,186	1,210,375,810
Baron Emerging Markets Fund	2,077,575,193	2,614,375,337
Baron Global Advantage Fund	105,171,639	551,169,040
Baron Real Estate Income Fund	137,585,421	113,098,520
Baron Health Care Fund	71,765,789	73,594,674
Baron FinTech Fund	8,918,496	18,467,044
Baron New Asia Fund	1,967,348	1,285,154
Baron Technology Fund	5,015,165	256,789

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron New Asia Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron Technology Fund equal to 0.88%, 0.85%, 0.75%, 0.75%, 0.80%, and 0.80%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

reduce its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron New Asia Fund	1.45%	1.20%	1.20%
Baron Technology Fund	1.20%	0.95%	0.95%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the six months ended June 30, 2022, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron International Growth Fund	$305,410	$—	$—
Baron Global Advantage Fund	—	305,410	(152,224)

f) Voluntary Payment.  The Adviser made a voluntary payment to Baron Global Advantage Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 27, 2022. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Effective Federal Funds Rate or the one month LIBOR rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the six months ended June 30, 2022, interest expense incurred on these loans amounted to $6,531,832. During the six months ended June 30, 2022, Baron Partners Fund had an average daily balance on the line of credit of $873.4 million at a weighted average interest rate of 1.51%. At June 30, 2022, Baron Partners Fund had an outstanding balance in the amount of $929 million.

The Funds (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow, on a first-come, first-served basis, up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the six months ended June 30, 2022, Baron Global Advantage Fund and Baron FinTech Fund had borrowings under the line of credit and incurred interest expense of $47,837, and $508, respectively. For the 128 days during which there were borrowings, Baron Global Advantage Fund had an average daily balance on the line of credit of $9.8 million at a weighted average interest rate of 1.39%. For the 5 days during which there were borrowings, Baron FinTech Fund had an average daily balance on the line of credit of $3.1 million at a weighted average interest rate of 1.20%.

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES

At June 30, 2022, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the Liquidity Rule governing classification of portfolio securities. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2022, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$169,324,834
StubHub Holdings, Inc.	12/22/2021	23,707,632

Private Convertible Preferred Stocks
Northvolt AB	5/19/2021	7,939,847

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	372,383,243

Total Restricted Securities:		$573,355,556

(Cost $186,093,669)† (10.37% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$51,952,763

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-12/3/2021	27,140,164

Total Restricted Securities:		$79,092,927

(Cost $39,949,596)† (11.75% of Net Assets)

	Baron International Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Sberbank of Russia PJSC	1/24/2017-10/29/2021	$514

Total Restricted Securities:		$514

(Cost $1,644,868) (0.00% of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Codere Online Luxembourg, S.A., Founders Shares	12/10/2020	$877,962
Fix Price Group Ltd	3/5/2021-9/14/2021	285,242
Ozon Holdings PLC	11/24/2020-2/7/2022	374,722
Polyus PJSC	10/30/2020-2/9/2022	106,415
Sberbank of Russia PJSC	2/11/2016-11/10/2021	18,896
Yandex N.V.	2/3/2016-10/28/2021	299,662

Private Common Stocks
Pine Labs PTE. Ltd.	5/17/2021	56,246,928

Private Convertible Preferred Stocks
Bundl Technologies Private Ltd.	1/3/2022	48,491,617
Think & Learn Private Limited	3/31/2021	64,672,180

Total Restricted Securities:		$171,373,624

(Cost $450,788,731)† (2.80% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Codere Online Luxembourg, S.A., Founders Shares	12/10/2020	$286,437

Private Common Stocks
Space Exploration Technologies Corp.	3/25/2021-12/3/2021	22,010,373

Private Convertible Preferred Stocks
Farmers Business Network, Inc.	7/31/2020-9/15/2021	10,535,456
Resident Home, Inc.	12/3/2020	1,204,825
Think & Learn Private Limited	3/31/2021	38,805,839

Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	13,295,356

Total Restricted Securities:		$86,138,286

(Cost $74,265,679)† (8.31% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Funds’ own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$5,799,502,987	$85,499,797	$—	$5,885,002,784
Private Common Stocks†	—	—	193,032,466	193,032,466
Private Convertible Preferred Stocks	—	—	7,939,847	7,939,847
Private Preferred Stocks	—	—	372,383,243	372,383,243

Total Investments	$5,799,502,987	$85,499,797	$573,355,556	$6,458,358,340

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$(502,786)	$(502,786)

†	See Statements of Net Assets for additional detailed categorizations.

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$526,962,201	$—	$—	$526,962,201
Private Common Stocks	—	—	51,952,763	51,952,763
Private Preferred Stocks	—	—	27,140,164	27,140,164
Short Term Investments	—	70,683,247	—	70,683,247

Total Investments	$526,962,201	$70,683,247	$79,092,927	$676,738,375

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$163,777,138	$317,768,859	$514	$481,546,511
Warrants	23,400	—	—	23,400
Short Term Investments	—	21,297,427	—	21,297,427

Total Investments	$163,800,538	$339,066,286	$514	$502,867,338

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,265,784,522	$—	$—	$1,265,784,522
Short Term Investments	—	97,707,622	—	97,707,622

Total Investments	$1,265,784,522	$97,707,622	$—	$1,363,492,144

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,672,201,416	$4,045,927,569	$1,962,899	$5,720,091,884
Private Common Stocks	—	—	56,246,928	56,246,928
Private Convertible Preferred Stocks	—	—	113,163,797	113,163,797
Warrants	3,977	—	—	3,977
Short Term Investments	—	151,564,518	—	151,564,518

Total Investments	$1,672,205,393	$4,197,492,087	$171,373,624	$6,041,071,104

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$832,250,075	$115,315,807	$286,437	$947,852,319
Private Common Stocks	—	—	22,010,373	22,010,373
Private Convertible Preferred Stocks†	—	—	50,546,120	50,546,120
Private Preferred Stocks	—	—	13,295,356	13,295,356
Warrants†	245,976	—	—	245,976

Total Investments	$832,496,051	$115,315,807	$86,138,286	$1,033,950,144

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$123,936,470	$—	$—	$123,936,470
Short Term Investments	—	1,429,182	—	1,429,182

Total Investments	$123,936,470	$1,429,182	$—	$125,365,652

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$174,307,755	$5,663,727	$—	$179,971,482
Short Term Investments	—	14,518,139	—	14,518,139

Total Investments	$174,307,755	$20,181,866	$—	$194,489,621

	Baron FinTech Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$38,411,937	$1,409,669	$—	$39,821,606
Short Term Investments	—	2,878,942	—	2,878,942

Total Investments	$38,411,937	$4,288,611	$—	$42,700,548

	Baron New Asia Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$786,635	$2,930,261	$—	$3,716,896
Short Term Investments	—	207,633	—	207,633

Total Investments	$786,635	$3,137,894	$—	$3,924,529

	Baron Technology Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,888,659	$170,076	$—	$3,058,735
Short Term Investments	—	456,025	—	456,025

Total Investments	$2,888,659	$626,101	$—	$3,514,760

†	See Statements of Net Assets for additional detailed categorizations.

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2022
Private Common Stocks
Consumer Discretionary	$46,367,914	$—	$—	$(22,660,282)	$—	$—	$—	$—	$23,707,632	$(22,660,282)
Industrials	139,906,305	—	—	29,418,529	—	—	—	—	169,324,834	29,418,529
Private Convertible Preferred Stocks
Industrials	7,562,202	—	—	377,645	—	—	—	—	7,939,847	377,645
Private Preferred Stocks
Industrials	307,685,323	—	—	64,697,920	—	—	—	—	372,383,243	64,697,920

Total	$501,521,744	$—	$—	$71,833,812	$—	$—	$—	$—	$573,355,556	$71,833,812

Unfunded commitments	$—	$—	$—	$(502,786)	$—	$—	$—	$—	$(502,786)	$(502,786)

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2022
Private Common Stocks
Industrials	$42,926,480	$—	$—	$9,026,283	$—	$—	$—	$—	$51,952,763	$9,026,283
Private Preferred Stocks
Industrials	22,424,828	—	—	4,715,336	—	—	—	—	27,140,164	4,715,336

Total	$65,351,308	$—	$—	$13,741,619	$—	$—	$—	$—	$79,092,927	$13,741,619

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2022
Common Stocks
Financials[1]	$—	$—	$—	$(63,674)	$—	$—	$64,188	$—	$514	$(2,580,020)

[1]	Russian securities transferred into Level 3 on February 28, 2022 due to imposed sanctions.

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2022
Common Stocks
Communication Services[1]	$—	$—	$—	$(8,754,986)	$—	$—	$9,054,648	$—	$299,662	$(48,066,655)
Consumer Discretionary[1,2]	12,456,029	—	—	(20,937,087)	—	—	15,492,001	(5,473,017)	1,537,926	(105,153,623)
Financials[1]	—	—	—	(2,338,792)	—	—	2,357,688	—	18,896	(90,856,307)
Materials[1]	—	—	—	(13,764,981)	—	(1,977,692)	15,849,088	—	106,415	(49,204,176)
Private Common Stocks
Information Technology	49,281,368	—	—	6,965,560	—	—	—	—	56,246,928	6,965,560
Private Convertible Preferred Stocks
Consumer Discretionary	56,938,929	—	—	(20,552,004)	76,776,872	—	—	—	113,163,797	(20,552,004)
Warrants
Consumer Discretionary[2]	12,331	—	—	(7,690)	—	—	—	(4,641)	—	—

Total	$118,688,657	$—	$—	$(59,389,980)	$76,776,872	$(1,977,692)	$42,753,425	$(5,477,658)	$171,373,624	$(306,867,205)

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2022
Common Stocks
Consumer Discretionary[2,3]	68,813,281	—	—	(51,693,378)	—	—	—	(16,833,466)	286,437	(336,709)
Private Common Stocks
Industrials	18,186,286	—	—	3,824,087	—	—	—	—	22,010,373	3,824,087
Private Convertible Preferred Stocks
Consumer Discretionary	37,523,432	—	—	2,487,232	—	—	—	—	40,010,664	2,487,232
Materials	16,908,507	—	—	(6,373,051)	—	—	—	—	10,535,456	(6,373,051)
Private Preferred Stocks
Industrials	12,105,965	—	—	1,189,391	—	—	—	—	13,295,356	1,189,391
Warrants
Consumer Discretionary[2]	4,023	—	—	(2,509)	—	—	—	(1,514)	—	—

Total	$153,541,494	$—	$—	$(50,568,228)	$—	$—	$—	$(16,834,980)	$86,138,286	$790,950

[1]	Russian securities transferred into Level 3 on February 28, 2022 due to imposed sanctions.
[2]	Codere Online Luxembourg, S.A. Forward, Private shares, and Private Warrants restriction on resale was lifted on May 31, 2022.
[3]	Rivian Automotive restriction on resale was lifted on May 9, 2022.

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of June 30, 2022 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2022	Range used on June 30, 2022
Private Common Stocks: Consumer Discretionary	StubHub Holdings, Inc.	$23,707,632	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(2.92)%	(5.16)% - (1.69)%
				Discount for lack of marketability	10.06%	9.12% - 12.88%
				Estimated volatility of the returns of equity[1]	55.58%	41.11% - 71.22%
				Scenario Probabilities: Scenario A / Scenario B / Scenario C7	90% /9% /1%	1% - 90%
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$541,708,077	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.33)%	(4.50)% - (2.64)%
				Discount for lack of marketability	3.95%	3.95%
				Estimated volatility of the returns of equity[3]	34.59	20.73% - 49.07%
Private Convertible Preferred Stocks: Industrials	Northvolt AB	$7,939,847	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	0.52%	(2.58)% - (5.23)%
				Discount for lack of marketability	16.97%	16.97%
				Estimated volatility of the returns of equity[4]	59.31%	26.67% - 93.01%

Baron Focused Growth Fund

Sector	Company	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2022	Range used on June 30, 2022
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$79,092,927	Combination of recent transaction, current value via comparable companies, and option- pricing methods	Change in the composite equity index of comparable companies	(0.33)%	(4.50)% - (2.64)%
				Discount for lack of marketability	3.95%	3.95%
				Estimated volatility of the returns of equity[3]	34.59%	20.73% - 49.07%

See footnotes on page 68.

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

Baron Emerging Markets Fund

Sector	Company	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2022	Range used on June 30, 2022
Common Stocks: Consumer Discretionary	Codere Online Luxembourg, S.A. Founders Shares	$877,962	Discount for lack of marketability calculated using option pricing	Discount for lack of marketability	12.77%	12.77%
				Estimated volatility of the returns of equity[5]	75.72%	75.72%
Common Stocks: Communication Services	Yandex N.V.	$299,662	Combination of performance adjustment via market proxies and discount for lack of marketability	Discount for lack of marketability	95.00%	95.00%
				Performance adjustment via market proxy (3/1/22 - 3/4/22)	(50.65)%	(50.65)%
Common Stocks: Consumer Discretionary	Fix Price Group Ltd.	$285,242	Combination of performance adjustment via market proxies and discount for lack of marketability	Discount for lack of marketability	95.00%	95.00%
				Performance adjustment via market proxy (3/1/22 - 3/4/22)	(24.37)%	(24.37)%
Common Stocks: Consumer Discretionary	Ozon Holdings PLC	$374,722	Combination of performance adjustment via market proxies and discount for lack of marketability	Discount for lack of marketability	95.00%	95.00%
				Performance adjustment via market proxy (3/1/22 - 3/4/22)	(65.05)%	(65.05)%
Common Stocks: Financials	Sberbank of Russia PJSC	$18,896	Combination of performance adjustment via market proxies and discount for lack of marketability	Discount for lack of marketability	95.00%	95.00%
				Performance adjustment via market proxy (3/1/22 - 3/4/22)	(24.37)%	(24.37)%
Common Stocks: Materials	Polyus PJSC	$106,415	Combination of performance adjustment via market proxies and discount for lack of marketability	Discount for lack of marketability	95.00%	95.00%
				Performance adjustment via market proxy (3/1/22 - 3/4/22)	(24.37)%	(24.37)%
Private Common Stocks: Information Technology	Pine Labs PTE. Ltd.	$56,246,928	Combination of recent transaction, current value via comparable companies, scenario analysis, and option-pricing methods	Change in the composite equity index of comparable companies	(0.26)%	(0.91)% - 0.00%
				Discount for lack of marketability	4.39%	4.39%
				Estimated volatility of the returns of equity[2]	19.11%	16.50% - 42.62%
				Scenario Probabilities: Scenario A / Scenario B6	100% / 0%	0% - 100%
Private Convertible Preferred Stocks: Consumer Discretionary	Bundl Technologies Private Ltd.	$48,491,617	Combination of recent transaction, current value via comparable companies, scenario analysis, and option-pricing methods	Change in the composite equity index of comparable companies	(3.67)%	(5.93)% - (0.24)%
				Discount for lack of marketability	5.10%	5.10%
				Estimated volatility of the returns of equity [2]	54.63%	20.67% - 73.20%
				Scenario Probabilities: Scenario A / Scenario B6	100% / 0%	0% - 100%

See	footnotes on page 68.

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Emerging Markets Fund

Sector	Company	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2022	Range used on June 30, 2022
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$64,672,180	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.02)%	(3.36)% - (9.66)%
				Discount for lack of marketability	7.60%	7.60%
				Estimated volatility of the returns of equity[2]	23.27%	16.50% - 115.49%

Baron Global Advantage Fund

Sector	Company	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2022	Range used on June 30, 2022
Private Common Stocks: Consumer Discretionary	Codere Online Luxembourg, S.A. Founders Shares	$286,437	Discount for lack of marketability calculated using option pricing.	Discount for lack of marketability	12.77%	12.77%
				Estimated volatility of the returns of equity[5]	75.72%	75.72%
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$22,010,373	Combination of recent transaction, current value via comparable companies, and option-pricing methods .	Change in the composite equity index of comparable companies	(0.33)%	(4.50)% - (2.64)%
				Discount for lack of marketability	3.95%	3.95%
				Estimated volatility of the returns of equity[3]	34.59%	20.73% - 49.07%
Private Convertible Preferred Stocks: Consumer Discretionary	Farmers Business Network, Inc.	$10,535,456	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods.	Change in the composite equity index of comparable companies	(2.12)%	(9.57)% - 0.47%
				Discount for lack of marketability	12.24%	12.24%
				Estimated volatility of the returns of equity[3]	52.89%	26.95% - 97.61%
				Scenario Probabilities: Scenario A / Scenario B6	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Consumer Discretionary	Resident Home, Inc.	$1,204,825	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(3.04)%	(9.57)% - (0.64)%
				Discount for lack of marketability	24.23%	24.23%
				Estimated volatility of the returns of equity[1]	73.94%	45.62% - 86.01%
				Scenario Probabilities: Scenario A / Scenario B6	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$38,805,839	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.02)%	(3.36)% - 9.66%
				Discount for lack of marketability	7.60%	7.60%
				Estimated volatility of the returns of equity[2]	23.27%	16.50% - 115.49%

See	footnotes on page 68.

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund

Sector	Company	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2022	Range used on June 30, 2022
Private Preferred Stocks: Industrials	GM Cruise Holdings	$13,295,356	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(2.87)%	(5.35)% - 0.78%
				Discount for lack of marketability	12.99%	12.99%
				Estimated volatility of the returns of equity[2]	35.36%	28.49% - 68.67%
				Scenario Probabilities: Scenario A / Scenario B6	70% /30%	30% - 70%

1)	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
2)	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies and an ETF. Some companies have a higher weight in the calculation than others.
3)

The volatility was calculated as a weighted-average of the volatilities of two groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

4)	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.
5)	The volatility was calculated using the daily returns of the publicly traded stock of the company.
6)	Scenario A represents an IPO Event, while Scenario B represents a Liquidation/M&A Event.
7)	Scenario A represents a Direct Listing/ IPO Event, Scenario B represents an Other Sale Event, and Scenario C represents a Liquidation Event.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2022, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$2,108,922,986	$430,233,050	$496,348,702	$1,291,765,274	$6,004,479,498

Gross tax unrealized appreciation	4,695,407,337	296,489,168	87,608,262	157,855,067	1,033,966,671
Gross tax unrealized depreciation	(345,971,983)	(49,983,843)	(81,089,626)	(86,128,197)	(997,375,065)

Net tax unrealized appreciation (depreciation)	4,349,435,354	246,505,325	6,518,636	71,726,870	36,591,606
Net tax unrealized currency appreciation (depreciation)	—	—	(365,029)	—	(1,565,757)
Unrealized appreciation (depreciation) on unfunded commitments	(502,786)	—	—	—	—
Undistributed (accumulated) ordinary income (loss)	(34,419,226)	(2,543,244)	(12,828,304)	96,458	(172,023,664)
Undistributed (accumulated) net realized gain (loss)	87,338,635	29,383,746	(2,820,306)	(45,875,756)	(637,809,543)
Paid-in capital	1,128,819,942	400,036,153	514,226,037	1,374,429,952	6,888,469,341

Net Assets	$5,530,671,919	$673,381,980	$504,731,034	$1,400,377,524	$6,113,661,983

June 30, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Cost of investments	$1,106,995,064	$129,986,385	$185,191,945	$56,002,305	$4,679,530	$5,035,642

Gross tax unrealized appreciation	228,252,385	2,273,707	21,026,069	868,552	89,437	1,873
Gross tax unrealized depreciation	(301,297,305)	(6,894,440)	(11,728,393)	(14,170,309)	(844,438)	(1,522,755)

Net tax unrealized appreciation (depreciation)	(73,044,920)	(4,620,733)	9,297,676	(13,301,757)	(755,001)	(1,520,882)
Net tax unrealized currency appreciation (depreciation)	(908,248)	—	(1,456)	—	(1,146)	(6)
Net unrealized appreciation (depreciation) on unfunded commitments	—	—	—	—	—	—
Undistributed (accumulated) ordinary income (loss)	(27,067,024)	445,947	(192,074)	(130,058)	(17,690)	(11,884)
Undistributed (accumulated) net realized gain (loss)	(196,457,437)	(8,345,194)	(22,807,200)	(1,808,382)	(241,130)	(178,990)
Paid-in capital	1,334,007,834	139,943,051	210,267,674	57,436,731	4,936,914	5,122,889

Net Assets	$1,036,530,205	$127,423,071	$196,564,620	$42,196,534	$3,921,947	$3,411,127

As of December 31, 2021, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short term:
No expiration date	$—	$—	$—	$—	$160,275,935

Long term:
No expiration date	—	—	—	—	—

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund
Short term:
No expiration date	$—	$—	$—	$—	$20,636

Long term:
No expiration date	—	—	—	—	—

The tax character of distributions paid during the six months ended June 30, 2022 and the year ended December 31, 2021 was as follows:

	Period Ended June 30, 2022			Year Ended December 31, 2021

Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$617,895,000	$—
Baron Focused Growth Fund	—	—	—	—	113,240,031	—
Baron International Growth Fund	—	—	—	14,928,322	23,952,051	—
Baron Real Estate Fund	—	—	—	21,144,244	130,570,043	—
Baron Emerging Markets Fund	—	—	—	168,243,790	—	269,196
Baron Global Advantage Fund	—	—	—	—	—	—
Baron Real Estate Income Fund	$619,471	—	—	690,123	626,891	—
Baron Health Care Fund	—	—	—	1,026,513	2,204,840	—
Baron FinTech Fund	—	—	—	—	—	—
Baron New Asia Fund	—	—	—	—	—	—
Baron Technology Fund	—	—	—	N/A	N/A	N/A

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

Baron Select Funds	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2022, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of June 30, 2022, the officers, trustees and portfolio managers owned, directly or indirectly, 56.71% of Baron Focused Growth Fund, 25.38% of Baron FinTech Fund, 68.65% of Baron New Asia Fund, and 63.15% of Baron Technology Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

	Baron Global Advantage Fund

Name of issuer	Value at December 31, 2021	Purchase Cost/ Transfer In	Sales Proceeds/ Transfer Out	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at June 30, 2022	Value at June 30, 2022	% of Net Assets at June 30, 2022
No longer “Affiliated” Company as of June 30, 2022:
Sarissa Capital Acquisition Corp.	$15,057,242	$—	$(14,728,871)	$(119,502)	$(208,869)	$—	—	$—	0.00%

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended June 30, 2022.

11. RUSSIA/UKRAINE RISK

Certain Funds invested in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

June 30, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Total expenses (%)		Less: Interest expense %	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	199.00	(0.90)	(68.12)	(69.02)	0.00	0.00	0.00	129.98	(34.68)[2]	1.49	[3]	(0.19)[3]	1.30	[3]	(1.11)[3]	2,474.9	3.61	[2]

Year Ended December 31,

2021	164.18	(1.98)	52.16	50.18	0.00	(15.36)	(15.36)	199.00	31.39	1.36		(0.06)	1.30		(1.11)	3,903.2	9.14

2020	69.04	(1.12)	102.29	101.17	0.00	(6.03)	(6.03)	164.18	148.56	1.56		(0.25)	1.31		(1.18)	3,219.4	10.70

2019	47.77	(0.75)	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	2.22		(0.90)	1.32		(1.29)	1,353.6	7.97

2018	48.75	(0.61)	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03		(0.71)	1.32		(1.13)	1,016.2	8.09

2017	37.06	(0.38)	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	205.95	(0.71)	(70.55)	(71.26)	0.00	0.00	0.00	134.69	(34.60)[2]	1.23	[3]	(0.19)[3]	1.04	[3]	(0.86)[3]	2,648.2	3.61	[2]

Year Ended December 31,

2021	169.04	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.95	31.73	1.11		(0.06)	1.05		(0.86)	4,126.7	9.14

2020	70.82	(0.92)	105.17	104.25	0.00	(6.03)	(6.03)	169.04	149.18	1.30		(0.25)	1.05		(0.93)	3,191.4	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	1,187.0	7.97

2018	49.73	(0.49)	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77		(0.71)	1.06		(0.88)	815.6	8.09

2017	37.70	(0.27)	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19

R6 SHARES

Six Months Ended June 30,

2022	205.94	(0.71)	(70.54)	(71.25)	0.00	0.00	0.00	134.69	(34.60)[2]	1.23	[3]	(0.19)[3]	1.04	[3]	(0.86)[3]	407.6	3.61	[2]

Year Ended December 31,

2021	169.03	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.94	31.73	1.11		(0.06)	1.05		(0.86)	627.5	9.14

2020	70.82	(0.91)	105.15	104.24	0.00	(6.03)	(6.03)	169.03	149.16	1.30		(0.25)	1.05		(0.93)	465.0	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	186.9	7.97

2018	49.73	(0.46)	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79		(0.73)	1.06		(0.82)	123.4	8.09

2017	37.71	(0.26)	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.

See Notes to Financial Statements.	71

Baron Select Funds	June 30, 2022

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	44.52	(0.17)	(11.60)	(11.77)	0.00	0.00	0.00	32.75	(26.44)[4]		1.32	[5]	0.00	1.32	[5]	(0.89)[5]	167.9	15.98	[4]

Year Ended December 31,

2021	43.36	(0.51)	8.59	8.08	0.00	(6.92)	(6.92)	44.52	18.83		1.32	[7]	0.00	1.32		(1.12)	209.8	45.28

2020	20.18	(0.32)	24.74	24.42	0.00	(1.24)	(1.24)	43.36	122.21		1.35		0.00	1.35		(1.15)	157.7	18.09

2019	15.81	(0.12)	4.85	4.73	0.00	(0.36)	(0.36)	20.18	30.03	[3]	1.39	[7]	(0.04)	1.35		(0.67)	49.1	4.53

2018	15.38	(0.08)	0.68	0.60	0.00	(0.17)	(0.17)	15.81	3.75	[3]	1.39	[7]	(0.04)	1.35		(0.49)	40.9	1.85

2017	12.43	(0.09)	3.36	3.27	(0.00)[2]	(0.32)	(0.32)	15.38	26.36	[3]	1.40		(0.05)	1.35		(0.64)	42.4	11.48

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	46.09	(0.12)	(12.02)	(12.14)	0.00	0.00	0.00	33.95	(26.34)[4]		1.06	[5]	0.00	1.06	[5]	(0.63)[5]	249.3	15.98	[4]

Year Ended December 31,

2021	44.56	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.09	19.16		1.05	[7]	0.00	1.05		(0.85)	307.8	45.28

2020	20.67	(0.24)	25.37	25.13	0.00	(1.24)	(1.24)	44.56	122.75		1.07		0.00	1.07		(0.88)	233.7	18.09

2019	16.15	(0.08)	4.96	4.88	0.00	(0.36)	(0.36)	20.67	30.33	[3]	1.11	[7]	(0.01)	1.10		(0.42)	91.3	4.53

2018	15.66	(0.05)	0.71	0.66	0.00	(0.17)	(0.17)	16.15	4.07		1.09	[7]	0.00	1.09		(0.30)	70.7	1.85

2017	12.63	(0.06)	3.41	3.35	(0.00)[2]	(0.32)	(0.32)	15.66	26.59	[3]	1.12		(0.02)	1.10		(0.39)	127.8	11.48

R6 SHARES

Six Months Ended June 30,

2022	46.12	(0.12)	(12.03)	(12.15)	0.00	0.00	0.00	33.97	(26.34)[4]		1.06	[5]	0.00	1.06	[5]	(0.62)[5]	256.2	15.98	[4]

Year Ended December 31,

2021	44.59	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.12	19.15		1.05	[7]	0.00	1.05		(0.86)	320.6	45.28

2020	20.68	(0.24)	25.39	25.15	0.00	(1.24)	(1.24)	44.59	122.78		1.07		0.00	1.07		(0.87)	271.3	18.09

2019	16.16	(0.07)	4.95	4.88	0.00	(0.36)	(0.36)	20.68	30.31		1.10	[7]	0.00	1.10		(0.40)	122.0	4.53

2018	15.67	(0.03)	0.69	0.66	0.00	(0.17)	(0.17)	16.16	4.07	[3]	1.10	[7]	(0.00)[6]	1.10		(0.18)	92.2	1.85

2017	12.63	(0.06)	3.42	3.36	(0.00)[2]	(0.32)	(0.32)	15.67	26.67	[3]	1.10		(0.00)[6]	1.10		(0.38)	22.6	11.48

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Less than 0.01%.
[7]	Interest expense rounds to less than 0.01%.

72	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	33.29	0.03	(9.54)	(9.51)	0.00	0.00	0.00	23.78	(28.57)[2,3]		1.26	[4]	(0.06)[4]	1.20	[4]	0.23 [4]	73.2	31.73	[3]

Year Ended December 31,

2021	31.97	(0.11)	3.18	3.07	(0.63)	(1.12)	(1.75)	33.29	9.64	[2]	1.23		(0.03)	1.20		(0.33)	100.2	36.00

2020	24.50	(0.01)	7.49	7.48	(0.01)	0.00	(0.01)	31.97	30.52	[2]	1.28		(0.08)	1.20		(0.05)	85.5	41.13

2019	19.00	0.01	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[2]	1.31		(0.11)	1.20		0.06	82.0	56.52

2018	23.90	(0.01)	(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[2]		1.34	[5]	(0.14)	1.20		(0.03)	59.8	50.83

2017	18.09	(0.06)	6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[2]	1.51		(0.14)	1.37		(0.28)	56.5	31.44

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	33.88	0.06	(9.70)	(9.64)	0.00	0.00	0.00	24.24	(28.45)[2,3]		0.99	[4]	(0.04)[4]	0.95	[4]	0.46 [4]	320.5	31.73	[3]

Year Ended December 31,

2021	32.51	(0.02)	3.22	3.20	(0.71)	(1.12)	(1.83)	33.88	9.88	[2]	0.96		(0.01)	0.95		(0.05)	497.2	36.00

2020	24.88	0.06	7.61	7.67	(0.04)	0.00	(0.04)	32.51	30.83	[2]	1.01		(0.06)	0.95		0.25	362.9	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[2]	1.04		(0.09)	0.95		0.27	223.6	56.52

2018	24.19	0.06	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[2]		1.07	[5]	(0.12)	0.95		0.26	154.2	50.83

2017	18.25	(0.01)	6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[2]	1.23		(0.12)	1.11		(0.06)	110.8	31.44

R6 SHARES

Six Months Ended June 30,

2022	33.86	0.07	(9.70)	(9.63)	0.00	0.00	0.00	24.23	(28.44)[2,3]		0.99	[4]	(0.04)[4]	0.95	[4]	0.48 [4]	111.0	31.73	[3]

Year Ended December 31,

2021	32.49	(0.03)	3.23	3.20	(0.71)	(1.12)	(1.83)	33.86	9.89	[2]	0.96		(0.01)	0.95		(0.10)	160.3	36.00

2020	24.88	0.04	7.61	7.65	(0.04)	0.00	(0.04)	32.49	30.75	[2]	0.98		(0.03)	0.95		0.15	163.5	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[2]	1.03		(0.08)	0.95		0.28	17.7	56.52

2018	24.19	0.07	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[2]		1.06	[5]	(0.11)	0.95		0.31	12.4	50.83

2017	18.25	(0.02)	6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[2]	1.22		(0.12)	1.10		(0.10)	0.8	31.44

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	73

Baron Select Funds	June 30, 2022

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	40.24	(0.03)	(11.74)	(11.77)	0.00	0.00	0.00	0.00	28.47	(29.25)[3]	1.33	[4]	0.00	1.33	[4]	(0.19)[4]	343.7	67.38	[3]

Year Ended December 31,

2021	35.21	(0.10)	8.42	8.32	0.00	(3.29)	0.00	(3.29)	40.24	24.03	1.31		0.00	1.31		(0.26)	514.8	64.39

2020	26.18	(0.10)	11.34	11.24	(0.00)[2]	(2.21)	0.00	(2.21)	35.21	43.85	1.34		0.00	1.34		(0.36)	321.8	71.46

2019	20.77	(0.03)	9.08	9.05	0.00	(3.64)	0.00	(3.64)	26.18	44.11	1.33	[5]	0.00	1.33		(0.10)	246.9	53.44

2018	29.58	(0.03)	(6.28)	(6.31)	0.00	(2.50)	0.00	(2.50)	20.77	(22.22)	1.32	[5]	0.00	1.32		(0.10)	213.0	56.47

2017	23.67	0.00 [2]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04	1.32		0.00	1.32		0.01	426.7	44.56

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	41.36	0.01	(12.08)	(12.07)	0.00	0.00	0.00	0.00	29.29	(29.18)[3]	1.07	[4]	0.00	1.07	[4]	0.08 [4]	1,032.0	67.38	[3]

Year Ended December 31,

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	0.00	(3.29)	41.36	24.36	1.05		0.00	1.05		0.04	1,490.8	64.39

2020	26.68	(0.03)	11.60	11.57	(0.02)	(2.21)	0.00	(2.23)	36.02	44.28	1.08		0.00	1.08		(0.10)	705.4	71.46

2019	21.10	0.04	9.22	9.26	(0.04)	(3.64)	0.00	(3.68)	26.68	44.44	1.08	[5]	0.00	1.08		0.15	360.2	53.44

2018	30.01	0.05	(6.39)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.04)	1.06	[5]	0.00	1.06		0.17	320.9	56.47

2017	23.93	0.07	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	657.6	44.56

R6 SHARES

Six Months Ended June 30,

2022	41.36	0.02	(12.09)	(12.07)	0.00	0.00	0.00	0.00	29.29	(29.18)[3]	1.07	[4]	0.00	1.07	[4]	0.09 [4]	24.7	67.38	[3]

Year Ended December 31,

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	0.00	(3.29)	41.36	24.36	1.05		0.00	1.05		0.02	33.3	64.39

2020	26.69	(0.03)	11.59	11.56	(0.02)	(2.21)	0.00	(2.23)	36.02	44.23	1.07		0.00	1.07		(0.10)	20.0	71.46

2019	21.10	0.04	9.23	9.27	(0.04)	(3.64)	0.00	(3.68)	26.69	44.51	1.07	[5]	0.00	1.07		0.17	13.2	53.44

2018	30.01	0.09	(6.43)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.03)	1.07	[5]	0.00	1.07		0.31	9.3	56.47

2017	23.93	0.07	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	3.3	44.56

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	Interest expense rounds to less than 0.01%.

74	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)		Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	17.51	0.02	(4.06)	(4.04)	0.00	0.00	0.00		0.00	13.47	(23.07)[2]	1.38	[3]	0.00	1.38	[3]	0.21 [3]	324.1	28.78	[2]

Year Ended December 31,

2021	18.97	(0.09)	(1.09)	(1.18)	(0.28)	0.00	(0.00)[4]		(0.28)	17.51	(6.26)	1.33		0.00	1.33		(0.46)	462.6	33.10

2020	14.72	(0.06)	4.31	4.25	0.00	0.00	0.00		0.00	18.97	28.87	1.35		0.00	1.35		(0.44)	507.7	55.65

2019	12.45	0.03	2.27	2.30	(0.03)	0.00	(0.00)[4]		(0.03)	14.72	18.48	1.35		0.00	1.35		0.23	667.1	59.00

2018	15.33	0.05	(2.91)	(2.86)	(0.02)	0.00	0.00		(0.02)	12.45	(18.67)	1.36		0.00	1.36		0.36	753.5	43.27

2017	10.95	0.03	4.39	4.42	(0.04)	0.00	(0.00)[4]		(0.04)	15.33	40.34	1.36		0.00	1.36		0.23	1,121.4	30.75

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	17.58	0.03	(4.07)	(4.04)	0.00	0.00	0.00		0.00	13.54	(22.98)[2]	1.12	[3]	0.00	1.12	[3]	0.46 [3]	5,774.4	28.78	[2]

Year Ended December 31,

2021	19.06	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00	)4	(0.33)	17.58	(6.07)	1.08		0.00	1.08		(0.22)	8,408.8	33.10

2020	14.75	(0.03)	4.34	4.31	0.00	0.00	0.00		0.00	19.06	29.22	1.09		0.00	1.09		(0.20)	6,228.8	55.65

2019	12.47	0.07	2.28	2.35	(0.06)	0.00	(0.01)		(0.07)	14.75	18.86	1.09		0.00	1.09		0.50	4,644.8	59.00

2018	15.37	0.09	(2.93)	(2.84)	(0.06)	0.00	0.00		(0.06)	12.47	(18.49)	1.10		0.00	1.10		0.62	3,850.0	43.27

2017	10.98	0.06	4.40	4.46	(0.07)	0.00	(0.00)[4]		(0.07)	15.37	40.63	1.10		0.00	1.10		0.47	3,842.5	30.75

R6 SHARES

Six Months Ended June 30,

2022	17.59	0.04	(4.08)	(4.04)	0.00	0.00	0.00		0.00	13.55	(22.97)[2]	1.12	[3]	0.00	1.12	[3]	0.51 [3]	15.2	28.78	[2]

Year Ended December 31,

2021	19.07	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00	)4	(0.33)	17.59	(6.07)	1.08		0.00	1.08		(0.21)	17.4	33.10

2020	14.75	(0.03)	4.35	4.32	0.00	0.00	0.00		0.00	19.07	29.29	1.09		0.00	1.09		(0.18)	13.9	55.65

2019	12.48	0.07	2.27	2.34	(0.06)	0.00	(0.01)		(0.07)	14.75	18.77	1.09		0.00	1.09		0.49	10.1	59.00

2018	15.38	0.10	(2.94)	(2.84)	(0.06)	0.00	0.00		(0.06)	12.48	(18.47)	1.11		0.00	1.11		0.69	7.3	43.27

2017	10.99	0.07	4.39	4.46	(0.07)	0.00	(0.00)[4]		(0.07)	15.38	40.59	1.11		0.00	1.11		0.49	4.9	30.75

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	Less than $0.01 per share.

See Notes to Financial Statements.	75

Baron Select Funds	June 30, 2022

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses (%)		Less: Interest expense %	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	51.65	(0.20)	(24.48)	(24.68)	0.00	0.00	0.00	26.97	(47.78)[2,3,7]		1.19	[4]	(0.01)[4]	1.18	[4]	(0.03)[4]	1.15	[4]	(1.12)[4]	292.1	6.32	[3]

Year Ended December 31,

2021	51.34	(0.62)	0.93	0.31	0.00	0.00	0.00	51.65	0.60	[2,6]	1.15		(0.00)[5]	1.15		(0.00)[8]	1.15		(1.14)	786.3	23.73

2020	28.68	(0.44)	23.10	22.66	0.00	0.00	0.00	51.34	79.01	[2]	1.17		0.00	1.17		(0.02)	1.15		(1.10)	921.7	8.75

2019	19.77	(0.02)	8.93	8.91	0.00	0.00	0.00	28.68	45.07	[2]	1.25		(0.00)[5]	1.25		(0.10)	1.15		(0.08)	174.6	19.44

2018	20.56	(0.21)	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[2]		1.45		(0.00)[5]	1.45		(0.30)	1.15		(0.94)	35.7	19.77

2017	13.75	(0.18)	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[2]	2.07		(0.01)	2.06		(0.70)	1.36		(1.01)	18.4	27.98

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	52.70	(0.16)	(24.99)	(25.15)	0.00	0.00	0.00	27.55	(47.72)[2,3,7]		0.94	[4]	(0.01)[4]	0.93	[4]	(0.03)[4]	0.90	[4]	(0.87)[4]	734.4	6.32	[3]

Year Ended December 31,

2021	52.25	(0.49)	0.94	0.45	0.00	0.00	0.00	52.70	0.86	[2,6]	0.90		(0.00)[5]	0.90		(0.00)[8]	0.90		(0.89)	1,803.3	23.73

2020	29.12	(0.35)	23.48	23.13	0.00	0.00	0.00	52.25	79.43	[2]	0.92		0.00	0.92		(0.02)	0.90		(0.85)	1,470.9	8.75

2019	20.02	(0.01)	9.11	9.10	0.00	0.00	0.00	29.12	45.45	[2]	1.00		(0.00)[5]	1.00		(0.10)	0.90		(0.03)	212.8	19.44

2018	20.77	(0.16)	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[2]		1.18		(0.00)[5]	1.18		(0.28)	0.90		(0.71)	49.2	19.77

2017	13.87	(0.14)	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[2]	1.70		(0.01)	1.69		(0.61)	1.08		(0.77)	24.8	27.98

R6 SHARES

Six Months Ended June 30,

2022	52.73	(0.16)	(25.00)	(25.16)	0.00	0.00	0.00	27.57	(47.71)[2,3,7]		0.94	[4]	(0.01)[4]	0.93	[4]	(0.03)[4]	0.90	[4]	(0.87)[4]	10.0	6.32	[3]

Year Ended December 31,

2021	52.28	(0.50)	0.95	0.45	0.00	0.00	0.00	52.73	0.86	[2,6]	0.90		(0.00)[5]	0.90		(0.00)[8]	0.90		(0.89)	18.4	23.73

2020	29.14	(0.32)	23.46	23.14	0.00	0.00	0.00	52.28	79.41	[2]	0.92		0.00	0.92		(0.02)	0.90		(0.83)	15.0	8.75

2019	20.03	(0.03)	9.14	9.11	0.00	0.00	0.00	29.14	45.48	[2]	1.00		(0.00)[5]	1.00		(0.10)	0.90		(0.10)	6.8	19.44

2018	20.79	(0.15)	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[2]		1.16		(0.00)[5]	1.16		(0.26)	0.90		(0.69)	4.3	19.77

2017	13.87	(0.14)	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[2]	1.69		(0.01)	1.68		(0.59)	1.09		(0.75)	0.4	27.98

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	Interest expense rounds to less than 0.01%.
[6]

The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.

[7]

The Adviser made a voluntary payment to the Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[8]	Less than 0.01%.

76	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:							Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (%)		Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	17.90	0.10	(3.83)	(3.73)	(0.07)	0.00	(0.07)	14.10	(20.86)[3,4]		1.26	[5]	(0.21)[5]	1.05	[5]	1.20	[5]	15.7	85.25	[4]

Year Ended December 31,

2021	14.08	0.15	3.93	4.08	(0.19)	(0.07)	(0.26)	17.90	29.08	[3]	1.42	[6]	(0.37)	1.05		0.94		17.9	96.59

2020	11.65	0.11	2.43	2.54	(0.11)	0.00	(0.11)	14.08	22.02	[3]	4.40		(3.35)	1.05		0.91		2.9	41.75

2019	8.63	0.13	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87		(5.82)	1.05		1.20		1.4	52.50

2018[1]	10.00	0.14	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47		(9.42)	1.05		1.43		0.4	67.39

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	18.05	0.12	(3.86)	(3.74)	(0.07)	0.00	(0.07)	14.24	(20.75)[3,4]		0.93	[5]	(0.13)[5]	0.80	[5]	1.49	[5]	111.1	85.25	[4]

Year Ended December 31,

2021	14.15	0.18	3.98	4.16	(0.19)	(0.07)	(0.26)	18.05	29.51	[3]	1.08	[6]	(0.28)	0.80		1.11		113.7	96.59

2020	11.68	0.37	2.21	2.58	(0.11)	0.00	(0.11)	14.15	22.30	[3]	3.45		(2.65)	0.80		3.00		43.6	41.75

2019	8.66	0.14	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63		(4.83)	0.80		1.37		2.7	52.50

2018[1]	10.00	0.16	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18		(6.38)	0.80		1.71		2.0	67.39

R6 SHARES

Six Months Ended June 30,

2022	18.03	0.12	(3.85)	(3.73)	(0.07)	0.00	(0.07)	14.23	(20.85)[3,4]		0.92	[5]	(0.12)[5]	0.80	[5]	1.42	[5]	0.6	85.25	[4]

Year Ended December 31,

2021	14.14	0.16	3.99	4.15	(0.19)	(0.07)	(0.26)	18.03	29.46	[3]	1.08	[6]	(0.28)	0.80		1.01		0.9	96.59

2020	11.67	0.11	2.47	2.58	(0.11)	0.00	(0.11)	14.14	22.32	[3]	3.47		(2.67)	0.80		1.06		0.6	41.75

2019	8.66	0.14	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27		(4.47)	0.80		1.36		0.4	52.50

2018[1]	10.00	0.20	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05		(6.25)	0.80		2.07		0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	77

Baron Select Funds	June 30, 2022

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from						Ratio to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	21.34	(0.03)	(4.03)	(4.06)	0.00	0.00	0.00	17.28	(19.03)[3,4]		1.20	[5]	(0.10)[5]	1.10	[5]	(0.37)[5]	54.1	36.89	[4]

Year Ended December 31,

2021	18.75	(0.17)	3.06	2.89	0.00	(0.30)	(0.30)	21.34	15.46	[3]	1.17		(0.07)	1.10		(0.82)	76.3	55.38

2020	12.86	(0.09)	6.17	6.08	0.00	(0.19)	(0.19)	18.75	47.40	[3]	1.73		(0.63)	1.10		(0.60)	26.8	35.84

2019	9.51	(0.06)	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80		(1.70)	1.10		(0.54)	5.0	68.10

2018[1]	10.00	(0.04)	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	21.54	(0.01)	(4.07)	(4.08)	0.00	0.00	0.00	17.46	(18.94)[3,4]		0.92	[5]	(0.07)[5]	0.85	[5]	(0.11)[5]	137.0	36.89	[4]

Year Ended December 31,

2021	18.88	(0.12)	3.08	2.96	0.00	(0.30)	(0.30)	21.54	15.72	[3]	0.89		(0.04)	0.85		(0.57)	172.4	55.38

2020	12.92	(0.05)	6.20	6.15	0.00	(0.19)	(0.19)	18.88	47.72	[3]	1.45		(0.60)	0.85		(0.31)	38.6	35.84

2019	9.53	(0.03)	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39		(1.54)	0.85		(0.28)	9.1	68.10

2018[1]	10.00	(0.02)	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Six Months Ended June 30,

2022	21.54	(0.01)	(4.07)	(4.08)	0.00	0.00	0.00	17.46	(18.94)[3,4]		0.91	[5]	(0.06)[5]	0.85	[5]	(0.11)[5]	5.5	36.89	[4]

Year Ended December 31,

2021	18.87	(0.12)	3.09	2.97	0.00	(0.30)	(0.30)	21.54	15.79	[3]	0.89		(0.04)	0.85		(0.57)	6.5	55.38

2020	12.91	(0.04)	6.19	6.15	0.00	(0.19)	(0.19)	18.87	47.76	[3]	1.44		(0.59)	0.85		(0.25)	4.9	35.84

2019	9.52	(0.03)	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22		(1.37)	0.85		(0.28)	1.3	68.10

2018[1]	10.00	(0.02)	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

78	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FINTECH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	16.90	(0.04)	(5.95)	(5.99)	0.00	0.00	0.00	10.91	(35.44)[3,4]		1.64	[5,6]	(0.44)[5]	1.20	[5]	(0.68)[5]	7.5	16.17	[4]

Year Ended December 31,

2021	14.69	(0.14)	2.35	2.21	0.00	0.00	0.00	16.90	15.04	[3]	1.57		(0.37)	1.20		(0.85)	13.2	11.88

2020[1]	10.00	(0.09)	4.78	4.69	0.00	0.00	0.00	14.69	46.90	[3]	3.09		(1.89)	1.20		(0.77)	6.4	8.12

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	16.98	(0.03)	(5.98)	(6.01)	0.00	0.00	0.00	10.97	(35.39)[3,4]		1.21	[5,6]	(0.26)[5]	0.95	[5]	(0.42)[5]	30.4	16.17	[4]

Year Ended December 31,

2021	14.72	(0.10)	2.36	2.26	0.00	0.00	0.00	16.98	15.35	[3]	1.18		(0.23)	0.95		(0.60)	58.5	11.88

2020[1]	10.00	(0.07)	4.79	4.72	0.00	0.00	0.00	14.72	47.20	[3]	2.43		(1.48)	0.95		(0.54)	24.0	8.12

R6 SHARES

Six Months Ended June 30,

2022	16.98	(0.03)	(5.97)	(6.00)	0.00	0.00	0.00	10.98	(35.34)[3,4]		1.20	[5,6]	(0.25)[5]	0.95	[5]	(0.43)[5]	4.3	16.17	[4]

Year Ended December 31,

2021	14.73	(0.10)	2.35	2.25	0.00	0.00	0.00	16.98	15.28	[3]	1.18		(0.23)	0.95		(0.60)	6.6	11.88

2020[1]	10.00	(0.06)	4.79	4.73	0.00	0.00	0.00	14.73	47.30	[3]	2.33		(1.38)	0.95		(0.53)	3.7	8.12

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	79

Baron Select Funds	June 30, 2022

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON NEW ASIA FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)		Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	10.17	(0.01)	(2.24)	(2.25)	0.00	0.00	0.00	7.92	(22.12)[3,4]		9.15	[6]	(7.70)[6]	1.45	[6]	(0.33)[6]	1.0		34.09	[4]

Period Ended December 31,

2021[1]	10.00	(0.05)	0.22	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	10.06	[5,6]	(8.61)[5,6]	1.45	[5,6]	(1.25)[6]	1.3		14.32	[4]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	10.17	(0.00)[7]	(2.23)	(2.23)	0.00	0.00	0.00	7.94	(21.93)[3,4]		6.13	[6]	(4.93)[6]	1.20	[6]	(0.06)[6]	2.8		34.09	[4]

Period Ended December 31,

2021[1]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.59	[5,6]	(7.39)[5,6]	1.20	[5,6]	(1.00)[6]	3.2		14.32	[4]

R6 SHARES

Six Months Ended June 30,

2022	10.17	(0.00)[7]	(2.22)	(2.22)	0.00	0.00	0.00	7.95	(21.83)[3,4]		5.93	[6]	(4.73)[6]	1.20	[6]	(0.08)[6]	0.1		34.09	[4]

Period Ended December 31,

2021[1]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.10	[5,6]	(6.90)[5,6]	1.20	[5,6]	(0.99)[6]	0.0	[8]	14.32	[4]

[1]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
[6]	Annualized.
[7]	Less than $0.01 per share.
[8]	Amount represents less than $500,000.

80	See Notes to Financial Statements.

June 30, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON TECHNOLOGY FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)		Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022[1]	10.00	(0.03)	(3.78)	(3.81)	0.00	0.00	0.00	6.19	(38.10)[3,4]	9.06	[6]	(7.86)[5]	1.20	[5]	(0.82)[5]	1.7		7.80	[4]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022[1]	10.00	(0.02)	(3.79)	(3.81)	0.00	0.00	0.00	6.19	(38.10)[3,4]	8.61	[6]	(7.66)[5]	0.95	[5]	(0.56)[5]	1.7		7.80	[4]

R6 SHARES

Six Months Ended June 30,

2022[1]	10.00	(0.02)	(3.79)	(3.81)	0.00	0.00	0.00	6.19	(38.10)[3,4]	7.98	[6]	(7.03)[5]	0.95	[5]	(0.54)[5]	0.0	[6]	7.80	[4]

[1]	For the period January 3, 2022 (commencement of operations) to June 30, 2022.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Amount represents less than $500,000.

See Notes to Financial Statements.	81

Baron Select Funds	June 30, 2022

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2022 and held for the six months ended June 30, 2022.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20221

	Actual Total Return	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Partners Fund — Retail Shares	(34.68)%	$1,000.00	$653.20		1.49%[3]	$6.11
Baron Partners Fund — Institutional Shares	(34.60)%	$1,000.00	$654.00		1.23%[3]	$5.04
Baron Partners Fund — R6 Shares	(34.60)%	$1,000.00	$654.00		1.23%[3]	$5.04
Baron Focused Growth Fund — Retail Shares	(26.44)%	$1,000.00	$735.60		1.32%	$5.68
Baron Focused Growth Fund — Institutional Shares	(26.34)%	$1,000.00	$736.60		1.06%	$4.56
Baron Focused Growth Fund — R6 Shares	(26.34)%	$1,000.00	$736.60		1.06%	$4.56
Baron International Growth Fund — Retail Shares	(28.57)%	$1,000.00	$714.30	[4]	1.20%[5]	$5.10
Baron International Growth Fund — Institutional Shares	(28.45)%	$1,000.00	$715.50	[4]	0.95%[5]	$4.04
Baron International Growth Fund — R6 Shares	(28.44)%	$1,000.00	$715.60	[4]	0.95%[5]	$4.04
Baron Real Estate Fund — Retail Shares	(29.25)%	$1,000.00	$707.50		1.33%	$5.63
Baron Real Estate Fund — Institutional Shares	(29.18)%	$1,000.00	$708.20		1.07%	$4.53
Baron Real Estate Fund — R6 Shares	(29.18)%	$1.000.00	$708.20		1.07%	$4.53
Baron Emerging Markets Fund — Retail Shares	(23.07)%	$1,000.00	$769.30		1.38%	$6.05
Baron Emerging Markets Fund — Institutional Shares	(22.98)%	$1,000.00	$770.20		1.12%	$4.92
Baron Emerging Markets Fund — R6 Shares	(22.97)%	$1,000.00	$770.30		1.12%	$4.92
Baron Global Advantage Fund — Retail Shares	(47.78)%	$1,000.00	$522.20	[4]	1.15%[5]	$4.34
Baron Global Advantage Fund — Institutional Shares	(47.72)%	$1,000.00	$522.80	[4]	0.90%[5]	$3.40
Baron Global Advantage Fund — R6 Shares	(47.71)%	$1,000.00	$522.90	[4]	0.90%[5]	$3.40
Baron Real Estate Income Fund — Retail Shares	(20.86)%	$1,000.00	$791.40	[4]	1.05%[5]	$4.66
Baron Real Estate Income Fund — Institutional Shares	(20.75)%	$1,000.00	$792.50	[4]	0.80%[5]	$3.56
Baron Real Estate Income Fund — R6 Shares	(20.85)%	$1,000.00	$791.50	[4]	0.80%[5]	$3.55
Baron Health Care Fund — Retail Shares	(19.03)%	$1,000.00	$809.70	[4]	1.10%[5]	$4.94
Baron Health Care Fund — Institutional Shares	(18.94)%	$1,000.00	$810.60	[4]	0.85%[5]	$3.82
Baron Health Care Fund — R6 Shares	(18.94)%	$1,000.00	$810.60	[4]	0.85%[5]	$3.82
Baron FinTech Fund — Retail Shares	(35.44)%	$1,000.00	$645.60	[4]	1.20%[5]	$4.90
Baron FinTech Fund — Institutional Shares	(35.39)%	$1,000.00	$646.10	[4]	0.95%[5]	$3.88
Baron FinTech Fund — R6 Shares	(35.34)%	$1,000.00	$646.60	[4]	0.95%[5]	$3.88
Baron New Asia Fund — Retail Shares	(22.12)%	$1,000.00	$778.80	[4]	1.45%[5]	$6.40
Baron New Asia Fund — Institutional Shares	(21.93)%	$1,000.00	$780.70	[4]	1.20%[5]	$5.30
Baron New Asia Fund — R6 Shares	(21.83)%	$1,000.00	$781.70	[4]	1.20%[5]	$5.30
Baron Technology Fund — Retail Shares	(38.10)%	$1,000.00	$619.00	[4]	1.20%[5]	$4.82
Baron Technology Fund — Institutional Shares	(38.10)%	$1,000.00	$619.00	[4]	0.95%[5]	$3.81
Baron Technology Fund — R6 Shares	(38.10)%	$1,000.00	$619.00	[4]	0.95%[5]	$3.81

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2022, includes 1.30%, 1.04% and 1.04% for net operating expenses and 0.19%, 0.19% and 0.19% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

June 30, 2022	Baron Select Funds

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2022

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,017.41		1.49%[3]	$7.45
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,018.70		1.23%[3]	$6.16
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,018.70		1.23%[3]	$6.16
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.25		1.32%	$6.61
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Focused Growth Fund – R6 Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.20		1.33%	$6.66
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.49		1.07%	$5.36
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.49		1.07%	$5.36
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.95		1.38%	$6.90
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.24		1.12%	$5.61
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.24		1.12%	$5.61
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.09	[4]	1.15%[5]	$5.76
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.59	[4]	1.05%[5]	$5.26
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron FinTech Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron FinTech Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron FinTech Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron New Asia Fund — Retail Shares	5.00%	$1,000.00	$1,017.60	[4]	1.45%[5]	$7.25
Baron New Asia Fund — Institutional Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron New Asia Fund — R6 Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron Technology Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron Technology Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron Technology Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2022, includes 1.30%, 1.04% and 1.04% for net operating expenses and 0.19%, 0.19% and 0.19% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	June 30, 2022

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 17, 2022 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron New Asia Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreements for the Funds. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the information provided, including, for many, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical (and recent negative) performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•

The advisory fees and total expense ratios of the Funds and comparisons to similar funds managed by other advisers over comparable periods. They observed that, for most of the Funds, while the advisory fee was comparatively higher, the net operating expenses paid by the Funds (total expense ratio) were within the range of those of the funds in their respective peer groups; and

•	Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services the Adviser provides to each Fund, including performance consistent with its investing principles, supported approval of the investment advisory agreement for each Fund.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with representatives of Broadridge. The Board considered for each Fund, among other information, Broadridge’s comparisons of the expense ratio and contractual advisory fee with those of peer group funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of each Fund’s annualized total return and related risk metrics over one-, three-, five- and ten-year periods, where applicable, against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s advisory fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets in recent years. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to consider the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds.

The Board concluded that the advisory fee for each Fund was supported by the entirety of the presentation and particularly in light of the services provided as discussed at this meeting.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

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www.BaronFunds.com

JUNE 22

June 30, 2022

Baron Funds

Baron WealthBuilder Fund

Semi-Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron WealthBuilder Fund (the “Fund”) for the six months ended June 30, 2022. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer August 25, 2022	Linda S. Martinson Chairman, President and Chief Operating Officer August 25, 2022	Peggy Wong Treasurer and Chief Financial Officer August 25, 2022

This Semi-Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	June 30, 2022

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in shares of individual Baron mutual funds ("Baron Funds"). Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron Funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for TA Shares (available directly through Baron Funds) and Institutional Shares. Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of June 30, 2022, the five largest Baron Funds represented 60.4% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO of Baron Capital is the lead portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the co-portfolio manager.

2

June 30, 2022 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2022
	Six Months*	One Year	Three Years	Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	(32.75)%	(28.33)%	11.29%	11.30%
Baron WealthBuilder Fund — TA Shares[1,2]	(32.67)%	(28.18)%	11.56%	11.54%
Baron WealthBuilder Fund — Institutional Shares[1,2]	(32.63)%	(28.13)%	11.59%	11.56%
S&P 500 Index[1]	(19.96)%	(10.62)%	10.60%	9.97%
MSCI ACWI Index[1]	(20.18)%	(15.75)%	6.21%	5.30%

*	Not Annualized.

[1]

The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in U.S. dollars that measures the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results. The MSCI ACWI Index is net of foreign withholding taxes. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has agreed that, pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional shares and 0.05% of average daily net assets of TA shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	June 30, 2022

COUNTRY EXPOSURES THROUGH BARON UNDERLYING FUNDS AS OF JUNE 30, 2022

Percent of Net Assets
United States	86.0%
United Kingdom	1.9%
China	1.9%
Netherlands	1.6%
Canada	1.3%
India	1.2%
Sweden	0.7%
Ireland	0.6%
Korea	0.5%
Brazil	0.4%
Other	2.9%
Cash and Cash Equivalents	1.0%

100.0%

SECTOR EXPOSURES THROUGH BARON UNDERLYING FUNDS AS OF JUNE 30, 2022†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2022, Baron WealthBuilder Fund1 declined 32.75%, underperforming the S&P 500 Index, which retreated 19.96%.

Baron WealthBuilder Fund is a diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After robust performance over the prior two years, stocks declined meaningfully to start 2022. All asset classes were adversely impacted by a hawkish outlook from the Federal Reserve, which is decisively raising interest rates to combat faster-than-expected inflation. Investors continued to debate how higher interest rates, elevated core inflation, persistently high fuel prices, and a stronger dollar will impact short-term GDP growth. Efforts at forecasting are further compounded by still-stretched supply chains, lingering COVID impacts in China and other geographies, and the ongoing war in the Ukraine.

No sector contributed. Consumer Discretionary, Information Technology, and Health Care detracted the most.

No country contributed. The U.S., Canada, and the U.K. detracted the most.

No Fund contributed. Baron Partners Fund detracted the most.

While we are certainly aware of current events that move the markets, we do not invest based on our insights into short-term macroeconomic, political, or public health issues. We adhere to our time-tested approach, investing for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

4

June 30, 2022	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2022

Shares		Cost	Value
Affiliated Mutual Funds (100.01%)

Small Cap Funds (31.00%)
831,119	Baron Discovery Fund — Institutional Shares	$25,355,663	$18,949,509
688,314	Baron Growth Fund — Institutional Shares	69,232,392	59,002,305
1,888,086	Baron Small Cap Fund — Institutional Shares	69,678,847	52,394,382

Total Small Cap Funds		164,266,902	130,346,196

Small to Mid Cap Funds (6.38%)
790,296	Baron Focused Growth Fund — Institutional Shares	27,646,590	26,830,545

Mid Cap Funds (12.97%)
653,734	Baron Asset Fund — Institutional Shares	68,022,977	54,547,558

Large Cap Funds (6.49%)
672,280	Baron Durable Advantage Fund — Institutional Shares	10,651,649	10,494,294
550,258	Baron Fifth Avenue Growth Fund — Institutional Shares	23,647,979	16,771,850

Total Large Cap Funds		34,299,628	27,266,144

All Cap Funds (18.64%)
650,380	Baron Opportunity Fund — Institutional Shares	20,223,219	17,482,225
452,041	Baron Partners Fund — Institutional Shares	42,385,686	60,885,381

Total All Cap Funds		62,608,905	78,367,606

International Funds (10.51%)
1,100,336	Baron Emerging Markets Fund — Institutional Shares	18,150,509	14,898,547
607,771	Baron Global Advantage Fund — Institutional Shares	25,689,924	16,744,091
518,021	Baron International Growth Fund — Institutional Shares	15,265,524	12,556,836

Total International Funds		59,105,957	44,199,474

Sector Funds (14.02%)
957,257	Baron FinTech Fund — Institutional Shares	13,717,884	10,510,677
783,708	Baron Health Care Fund — Institutional Shares	14,194,087	13,683,534
833,231	Baron Real Estate Fund — Institutional Shares	29,141,143	24,413,667
726,871	Baron Real Estate Income Fund — Institutional Shares	11,947,091	10,350,639

Total Sector Funds		69,000,205	58,958,517

Total Affiliated Investments (100.01%)		$484,951,164	420,516,040

Liabilities Less Cash and Other Assets (-0.01%)			(40,114)

Net Assets			$420,475,926

Retail Shares (Equivalent to $14.50 per share based on 5,247,817 shares outstanding)			$76,097,119

TA Shares (Equivalent to $14.65 per share based on 2,437,432 shares outstanding)			$35,713,985

Institutional Shares (Equivalent to $14.66 per share based on 21,059,883 shares outstanding)			$308,664,822

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	June 30, 2022

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2022

Assets:
Investments in Affiliated Mutual Funds, at value*	$420,516,040
Receivable for shares sold	548,851
Dividends and interest receivable	30,958
Prepaid expenses	3,565

421,099,414

Liabilities:
Due to custodian bank	208,145
Payable for securities purchased	253,775
Payable for shares redeemed	86,930
Distribution fees payable (Note 4)	277
Accrued expenses and other payables	74,361

623,488

Net Assets	$420,475,926

Net Assets consist of:
Paid-in capital	$479,494,635
Distributable earnings/(losses)	(59,018,709)

Net Assets	$420,475,926

Retail Shares:
Net Assets	$76,097,119
Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,247,817

Net Asset Value and Offering Price Per Share	$14.50

TA Shares:
Net Assets	$35,713,985
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,437,432

Net Asset Value and Offering Price Per Share	$14.65

Institutional Shares:
Net Assets	$308,664,822
Shares Outstanding ($0.01 par value; indefinite shares authorized)	21,059,883

Net Asset Value and Offering Price Per Share	$14.66

*Investments in Affiliated Mutual funds, at cost	$484,951,164

6	See Notes to Financial Statements.

June 30, 2022	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS (Unaudited)

JUNE 30, 2022

For The Six Months Ended June 30, 2022
Investment income:
Income:
Dividends from Affiliated Mutual Funds	$48,341

Total income	48,341

Expenses:
Distribution fees — Retail Shares (Note 4)	116,019
Shareholder servicing agent fees and expenses — Retail Shares	2,320
Shareholder servicing agent fees and expenses — TA Shares	996
Shareholder servicing agent fees and expenses — Institutional Shares	8,738
Registration and filing fees	61,890
Custodian and fund accounting fees	43,487
Reports to shareholders	27,363
Administration fees	22,377
Professional fees	15,835
Trustee fees and expenses (Note 4)	11,227
Line of credit fees	3,876
Insurance expense	3,021
Miscellaneous expenses	2,458

Total operating expenses	319,607
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(15,936)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(6,854)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(60,252)

Net expenses	236,565

Net investment income (loss)	(188,224)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on Affiliated Mutual Funds	(7,023,506)
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	(189,841,096)

Net gain (loss) on investments	(196,864,602)

Net increase (decrease) in net assets resulting from operations	$(197,052,826)

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(188,224)	$288,319
Net realized gain (loss)	(7,023,506)	33,097,145
Change in net unrealized appreciation (depreciation)	(189,841,096)	29,572,297

Increase (decrease) in net assets resulting from operations	(197,052,826)	62,957,761

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(5,644,131)
Distributable earnings — TA Shares	—	(2,408,486)
Distributable earnings — Institutional Shares	—	(20,327,209)

Decrease in net assets from distributions to shareholders	—	(28,379,826)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	23,509,070	85,424,591
Proceeds from the sale of shares — TA Shares	6,664,711	19,321,748
Proceeds from the sale of shares — Institutional Shares	64,943,990	196,410,214
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	5,604,634
Net asset value of shares issues in reinvestment of distributions — TA Shares	—	2,396,842
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	19,970,891
Cost of shares redeemed — Retail Shares	(26,465,424)	(23,711,099)
Cost of shares redeemed — TA Shares	(1,779,328)	(21,527,655)
Cost of shares redeemed — Institutional Shares	(26,184,254)	(14,246,416)

Increase (decrease) in net assets derived from capital share transactions	40,688,765	269,643,750

Net increase (decrease) in net assets	(156,364,061)	304,221,685

Net Assets:
Beginning of period	576,839,987	272,618,302

End of period	$420,475,926	$576,839,987

Capital share transactions — Retail Shares
Shares sold	1,323,965	4,031,168
Shares issued in reinvestment of distributions	—	264,767
Shares redeemed	(1,524,084)	(1,122,484)

Net increase (decrease)	(200,119)	3,173,451

Capital share transactions — TA Shares
Shares sold	376,391	903,512
Shares issued in reinvestment of distributions	—	112,241
Shares redeemed	(107,615)	(1,079,573)

Net increase (decrease)	268,776	(63,820)

Capital share transactions — Institutional Shares
Shares sold	3,603,098	9,332,265
Shares issued in reinvestment of dividends	—	934,807
Shares redeemed	(1,483,556)	(670,794)

Net increase (decrease)	2,119,542	9,596,278

8	See Notes to Financial Statements.

June 30, 2022	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee and no revenue sharing, sub-transfer agency or record-keeping service payments are made by or in respect of TA Shares. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statement of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price

9

Baron WealthBuilder Fund	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gains. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees. Expenses that are not directly attributable to the Fund are typically allocated among the Baron Funds in proportion to their respective net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of acquired fund fees and expenses incurred indirectly by the Fund will vary.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 49% and 21%, respectively, of these Underlying Funds’ net assets as of June 30, 2022, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $33,592,855, which represents 8.0% of the Fund’s net assets as of June 30, 2022. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

d) Non-Diversified Portfolio.  Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 49% and 21%, respectively, of these Underlying Funds’ net assets as of June 30, 2022, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Federal Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

g) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

h) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

i) Cash and Cash Equivalents.  The Fund considers all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2022 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$59,047,568	$18,570,472

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

10

June 30, 2022	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

c) Trustee Fees.  Certain Trustees of the Fund are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, plus fixed annual fees for the administrative services.

5. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

6. LINE OF CREDIT

Baron WealthBuilder Fund, together with other funds in Baron Select Funds (except Baron Partners Fund) and Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow, on a first-come, first-served basis, up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2022, the components of net assets on a tax basis were as follows:

Cost of investments	$484,951,164

Gross tax unrealized appreciation	18,499,695
Gross tax unrealized depreciation	(82,934,819)

Net tax unrealized appreciation (depreciation)	(64,435,124)
Undistributed net ordinary income	35,239,476
Undistributed net realized gain	(29,823,061)
Paid-in capital	479,494,635

Net Assets	$420,475,926

11

Baron WealthBuilder Fund	June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended June 30, 2022 and for the year ended December 31, 2021 was as follows:

Six Months Ended June 30, 2022		Year Ended December 31, 2021

Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
$—	$—	$155,342	$28,224,484

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At June 30, 2022, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of June 30, 2022, the officers, trustees and portfolio managers owned, directly or indirectly, 15.40% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2021	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at June 30, 2022	Value at June 30, 2022	% of Net Assets at June 30, 2022
“Affiliated” Company as of June 30, 2022:
Baron Asset Fund, Institutional Shares	$73,555,131	$6,712,359	$357,238	$(25,204,895)	$(157,799)	$—	$—	653,734	$54,547,558	12.97%
Baron Discovery Fund, Institutional Shares	25,651,149	3,666,142	587,712	(9,554,205)	(225,865)	—	—	831,119	18,949,509	4.51%
Baron Durable Advantage Fund, Institutional Shares	9,924,047	3,478,960	4,134	(2,903,205)	(1,374)	—	—	672,280	10,494,294	2.50%
Baron Emerging Markets Fund, Institutional Shares	23,698,078	211,494	3,744,933	(3,909,797)	(1,356,295)	—	—	1,100,336	14,898,547	3.54%
Baron Fifth Avenue Growth Fund, Institutional Shares	33,337,789	548,754	2,474,953	(13,504,060)	(1,135,680)	—	—	550,258	16,771,850	3.99%
Baron FinTech Fund, Institutional Shares	12,668,556	3,608,051	373,177	(5,252,483)	(140,270)	—	—	957,257	10,510,677	2.50%
Baron Focused Growth Fund, Institutional Shares	27,747,887	7,991,539	583,291	(8,207,343)	(118,247)	—	—	790,296	26,830,545	6.38%
Baron Global Advantage Fund, Institutional Shares	36,127,604	714,786	3,489,603	(14,776,095)	(1,832,601)	—	—	607,771	16,744,091	3.98%
Baron Growth Fund, Institutional Shares	73,956,736	8,397,453	80,458	(23,238,222)	(33,204)	—	—	688,314	59,002,305	14.03%
Baron Health Care Fund, Institutional Shares	15,583,416	1,653,199	443,580	(2,979,336)	(130,165)	—	—	783,708	13,683,534	3.25%
Baron International Growth Fund, Institutional Shares	14,143,268	2,903,989	97,994	(4,360,507)	(31,920)	—	—	518,021	12,556,836	2.99%
Baron Opportunity Fund, Institutional Shares	33,577,147	393,175	4,217,508	(10,637,326)	(1,633,263)	—	—	650,380	17,482,225	4.16%
Baron Partners Fund, Institutional Shares	89,688,787	3,893,723	1,992,538	(30,534,534)	(170,057)	—	—	452,041	60,885,381	14.48%
Baron Real Estate Fund, Institutional Shares	28,760,215	5,008,976	48,423	(9,298,463)	(8,638)	—	—	833,231	24,413,667	5.81%
Baron Real Estate Income Fund, Institutional Shares	8,690,011	4,128,144	—	(2,467,516)	—	48,341	—	726,871	10,350,639	2.46%

12

June 30, 2022	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES (Continued)

Name of Issuer	Value at December 31, 2021	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at June 30, 2022	Value at June 30, 2022	% of Net Assets at June 30, 2022
Baron Small Cap Fund, Institutional Shares	69,793,725	5,736,824	74,930	(23,013,109)	(48,128)	—	—	1,888,086	52,394,382	12.46%

	$576,903,546	$59,047,568	$18,570,472	($189,841,096)	$(7,023,506)	$48,341	$—		$420,516,040

11. RUSSIA/UKRAINE RISK

Certain Underlying Funds invested in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact an Underlying Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause an Underlying Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

13

Baron WealthBuilder Fund	June 30, 2022

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses[9] (%)		Less: Interest expense %	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2022	21.56	(0.02)	(7.04)	(7.06)	0.00	0.00	0.00	14.50	(32.75)[4,7]		0.33	[6]	0.00	0.33	[6]	(0.03)[6]	0.30	[6]	(0.28)[6]	76.1	3.75	[7]

Year Ended December 31,

2021	19.57	(0.03)	3.21	3.18	0.00	(1.19)	(1.19)	21.56	16.42	[4]	0.33		(0.00)[8]	0.33		(0.03)	0.30		(0.13)	117.4	0.18

2020	12.23	(0.04)	7.62	7.58	0.00	(0.24)	(0.24)	19.57	62.45	[4]	0.41		(0.00)[8]	0.41		(0.11)	0.30		(0.29)	44.5	6.65

2019	9.33	(0.03)	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[4]	0.41		(0.02)	0.39		(0.09)	0.30		(0.26)	5.9	22.48

2018	10.00	(0.01)	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[4]		0.90		0.00	0.90		(0.60)	0.30		(0.13)	2.1	1.24

2017[1]	10.00	(0.00)[3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.59	[5,6]	0.00	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00	[7]

TA SHARES

Six Months Ended June 30,

2022	21.76	(0.00)[3]	(7.11)	(7.11)	0.00	0.00	0.00	14.65	(32.67)[4,7]		0.08	[6]	0.00	0.08	[6]	(0.03)[6]	0.05	[6]	(0.03)[6]	35.7	3.75	[7]

Year Ended December 31,

2021	19.70	0.03	3.22	3.25	(0.00)[3]	(1.19)	(1.19)	21.76	16.70	[4]	0.08		(0.00)[8]	0.08		(0.03)	0.05		0.12	47.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	44.0	6.65

2019	9.35	(0.00)[3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.03)	21.4	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.59		0.00	0.59		(0.54)	0.05		0.05	9.7	1.24

2017[1]	10.00	(0.00)[3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00	[7]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2022	21.76	(0.00)[3]	(7.10)	(7.10)	0.00	0.00	0.00	14.66	(32.63)[4,7]		0.08	[6]	0.00	0.08	[6]	(0.03)[6]	0.05	[6]	(0.03)[6]	308.7	3.75	[7]

Year Ended December 31,

2021	19.70	0.02	3.23	3.25	(0.00)[3]	(1.19)	(1.19)	21.76	16.70	[4]	0.08		(0.00)[8]	0.08		(0.03)	0.05		0.09	412.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	184.1	6.65

2019	9.35	(0.00)[3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.02)	93.8	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.49		0.00	0.49		(0.44)	0.05		0.12	83.0	1.24

2017[1]	10.00	(0.00)[3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00	[7]

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized.
[8]	Interest expense rounds to less than 0.01%.
[9]	Expenses do not include acquired fund fees and expenses of the Underlying Funds.

14	See Notes to Financial Statements.

June 30, 2022	Baron WealthBuilder Fund

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2022 and held for the six months ended June 30, 2022.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20221

	Actual Total Return	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	(32.75)%	$1,000.00	$672.50	[3]	0.30%[4]	$1.24
Baron WealthBuilder Fund — TA Shares	(32.67)%	$1,000.00	$673.30	[3]	0.05%[4]	$0.21
Baron WealthBuilder Fund — Institutional Shares	(32.63)%	$1,000.00	$673.70	[3]	0.05%[4]	$0.21

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20221

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.31	[3]	0.30%[4]	$1.51
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

15

Baron WealthBuilder Fund	June 30, 2022

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON WEALTHBUILDER FUND BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 17, 2022 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for Baron WealthBuilder Fund (the “Fund”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreement for the Fund. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement for the Fund for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the information provided, including, for many, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had previously considered in connection with approving the investment advisory agreement for the Fund and those of the underlying Baron funds in which it invests and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Fund and the support services provided to the Board;

•	The Adviser’s investment principles and processes and the historical (and recent negative) performance of the Fund as compared to similar funds managed by other advisers over comparable periods;

•

The total expense ratio of the Fund and comparisons to similar funds managed by other advisers over comparable periods. They observed that the net operating expenses paid by the Fund (total expense ratio) were within the range of those of the funds in its peer group; and

•	Additional services provided by the Adviser.

No advisory fee is payable by the Fund to the Adviser, although the Fund bears indirectly its pro rata share of the expenses of the underlying Baron funds in which it invests, including advisory fees payable by such underlying Baron funds to the Adviser.

The Board concluded that the nature, extent and quality of the services the Adviser provides to the Fund supported approval of the investment advisory agreement for the Fund.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

As part of its consideration of the investment performance of the Fund and the Adviser, the Board took into account the analyses performed by and discussed with representatives of Broadridge. The Board considered, among other information, Broadridge’s comparison of the expense ratio with those of peer group funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of the Fund’s annualized total return and related risk metrics over one- and three-year periods against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that the Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

Since the Fund does not pay advisory fees, the Board did not consider any comparisons to the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to any other funds or separately managed accounts. The Board was provided with a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows. However, since the Fund does not pay an advisory fee the Board did not consider the profitability analysis material to its considerations.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Fund.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund does not pay an advisory fee, the Board did not consider potential economies of scale. The Board did consider that the Adviser was continuing to grow and upgrade its staff and invest in its business.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of the Fund’s investment advisory agreement.

16

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

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1.800.99.BARON

212-583-2000

www.BaronFunds.com

JUNE 22

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(a) under the 1940 Act.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer
Date: August 30, 2022

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: August 30, 2022